[GRAPHIC OMMITTED]

                                      THE
                                    HARTFORD

                          INVESTOR FINANCIAL SUPPLEMENT
                                DECEMBER 31, 2003

                                     - OFC -
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT  06115

Internet address:
http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Mike Lesperance
Assistant Vice President
Investor Relations
Phone (860) 547-6781

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537


-------------------------------------------------------------------------------------------------
As of January 28, 2004
                                            A.M. BEST     FITCH     STANDARD & POOR'S   MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
Hartford Fire                                   A+         AA              AA-            Aa3
Hartford Life Insurance Company                 A+         AA              AA-            Aa3
Hartford Life & Accident                        A+         AA              AA-            Aa3
Hartford Life & Annuity                         A+         AA              AA-            Aa3
OTHER RATINGS:
The Hartford Financial Services Group, Inc.:
   Senior debt                                  a-          A              A-             A3
   Commercial paper                           AMB-2        F1              A-2            P-2
Hartford Life, Inc.:
   Senior debt                                  a-          A              A-             A3
   Commercial paper                            --          F1              A-2            P-2
-------------------------------------------------------------------------------------------------

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258 Church Street Station New York, NY 10286 1 (800) 524-4458


COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      INVESTOR FINANCIAL SUPPLEMENT
                                            TABLE OF CONTENTS




                 Basis of Presentation ........................................................  i, ii

CONSOLIDATED     Consolidated Financial Results ...............................................  C-1
                 Operating Results by Segment .................................................  C-2
                 Consolidating Statements of Operations
                   Fourth Quarter Ended December 31, 2003 and 2002 ............................  C-3
                   Year Ended December 31, 2003 and 2002 ......................................  C-4
                 Consolidating Balance Sheets
                   As of December 31, 2003 and 2002 ...........................................  C-5
                 Capital Structure ............................................................  C-6
                 Accumulated Other Comprehensive Income .......................................  C-7
                 Computation of Basic and Diluted Earnings (Loss) Per Share ...................  C-8


LIFE             Financial Highlights .........................................................  L-1
                 Operating Results ............................................................  L-2
                 Total Assets Under Management/Japan Data .....................................  L-3
                 Consolidated Balance Sheets ..................................................  L-4
                 Deferred Policy Acquisition Costs and Present Value of Future Profits ........  L-5
                 Reinsurance Recoverable Analysis
                   As of September 30, 2003 ...................................................  L-6
                 Statutory Surplus to GAAP Stockholders' Equity Reconciliation ................  L-7
                 Investment Products
                   Income Statements
                     Individual Annuity .......................................................  L-8
                     Other ....................................................................  L-9
                   Supplemental Data
                     Sales/Other Deposits .....................................................  L-10
                     Assets Under Management ..................................................  L-11
                     Individual Annuity - Account Value Rollforward ...........................  L-12
                     Other - Account Value and Asset Rollforward ..............................  L-13
                     Guaranteed Minimum Death Benefits ........................................  L-14
                 Individual Life
                   Income Statements ..........................................................  L-15
                   Supplemental Data ..........................................................  L-16
                   Account Value Rollforward ..................................................  L-17
                 Group Benefits
                   Income Statements ..........................................................  L-18
                   Supplemental Data ..........................................................  L-19






PROPERTY &       Financial Highlights .........................................................  PC-1
CASUALTY         Operating Results ............................................................  PC-2
                 North American Consolidating Underwriting Results
                   Fourth Quarter Ended December 31, 2003 .....................................  PC-3
                   Year Ended December 31, 2003 ...............................................  PC-4
                 Business Insurance Underwriting Results ......................................  PC-5
                 Business Insurance Written and Earned Premiums ...............................  PC-6
                 Personal Lines Underwriting Results ..........................................  PC-7
                 Personal Lines Written and Earned Premiums ...................................  PC-8
                 Specialty Commercial Underwriting Results ....................................  PC-9
                 Specialty Commercial Written and Earned Premiums .............................  PC-10
                 Reinsurance Underwriting Results .............................................  PC-11
                 Reinsurance Written and Earned Premiums ......................................  PC-12
                 Statistical Premium Information (Year over Year) .............................  PC-13
                 Statutory Surplus to GAAP Stockholders' Equity Reconciliation ................  PC-14
                 Other Operations Operating Results ...........................................  PC-15
                 Other Operations Claims and Claim Adjustment Expenses ........................  PC-16
                 Summary of Gross Asbestos Reserves ...........................................  PC-17
                 Paid and Incurred Loss and Loss Adjustment Expense Development - A&E .........  PC-18
                 Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
                   Fourth Quarter Ended December 31, 2003 .....................................  PC-19
                   Year Ended December 31, 2003 ...............................................  PC-20
                 Reinsurance Recoverable Analysis .............................................  PC-21
                 Consolidated Income Statements ...............................................  PC-22
                 Consolidated Balance Sheets ..................................................  PC-23

INVESTMENTS      General Account - Investment Earnings Before-tax
                   Consolidated ...............................................................  I-1
                   Life .......................................................................  I-2
                   Property & Casualty ........................................................  I-3
                   Corporate ..................................................................  I-4
                 Composition of Invested Assets
                   Consolidated - General and Guaranteed Separate Account .....................  I-5
                   Life - General and Guaranteed Separate Account .............................  I-6
                   Property & Casualty - General Account ......................................  I-7
                 Unrealized Loss Aging
                   Consolidated - General and Guaranteed Separate Account .....................  I-8
                   Life - General and Guaranteed Separate Account .............................  I-9
                   Property & Casualty - General Account ......................................  I-10
                 General and Guaranteed Separate Account - Invested Asset Exposures
                   As of December 31, 2003 ....................................................  I-11

                 INDEX OF SELECTED ITEMS

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION


     DEFINITIONS AND PRESENTATION
     ----------------------------

o    All amounts are in millions, except for per share and ratio information.

o In the fourth quarter of 2003, The Hartford changed its reporting of earned income on non-qualifying derivatives. Earned income from periodic net coupon settlements on derivatives that do not qualify for hedge accounting under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", previously reported in net investment income, have been included in net realized capital gains and losses. The reclassification has been made to prior periods presented.

o On December 31, 2003, the Company acquired the group life and accident, and short-term and long-term disability businesses of CNA Financial Corporation. Accordingly, there was no impact to the Company's results of operations for the year ended December 31, 2003.

o Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure.

o The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition in these materials. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the 2003 asbestos reserve addition, which relates solely to legacy businesses. Net income is the most directly comparable GAAP measure.

o The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition, Bancorp litigation, tax related items and severance charges, in its presentation of operating results by segment. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the Bancorp litigation, tax related items and severance charges because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure.

o Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums is the most directly comparable GAAP measure.

o The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the group benefits segment's performance. The loss ratio is the ratio of total benefits and claims excluding buyouts to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of other insurance expenses (including amortization of deferred acquisition costs and present value of future profits) to total premiums and other considerations excluding buyout premiums. The combined ratio is the sum of the loss ratio and the expense ratio.

o The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses, excluding bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          BASIS OF PRESENTATION (CONT.)

DEFINITIONS AND PRESENTATION (CONTINUED)
----------------------------------------

o Premium renewal retention is defined as renewal premium written in the current period divided by premium written in the immediately preceding period.

o The Company adopted the provisions of FASB Interpretation No. 46 "Consolidation of Variable Interest Entities (revised December 2003), an interpretation of ARB No. 51", in the fourth quarter of 2003. Regarding the Company's presentation of trust preferred securities, the trust preferred securities were deconsolidated and simultaneously an equivalent note payable representing the junior subordinated debentures was recognized as debt.

o    Accumulated other comprehensive income ("AOCI") represents  unrealized gain
     (loss) on securities, net of tax; net gain (loss) on cash-flow hedging instruments, net of tax; foreign currency translation adjustments, net of tax; and minimum pension liability adjustment, net of tax.

o Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

o Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses)) by average invested assets at cost (fixed maturities at amortized cost).

o Book value per share (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value per share (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

o Life is organized into four reportable operating segments: Investment Products, Individual Life, Group Benefits and Corporate Owned Life Insurance ("COLI"). Life also includes, in an Other category, its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives; corporate items not directly allocated to any of its reportable operating segments, principally interest expense; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives are reflected in the revenue section of each applicable segment in net realized capital gains and losses.

o Property and Casualty includes North American and Other Operations. North American includes the combined underwriting results of the Business Insurance, Personal Lines, Specialty Commercial and Reinsurance segments. Other Operations includes the combined underwriting results of certain property and casualty insurance operations that have discontinued writing new business and the Company's asbestos and environmental exposures. Property & Casualty includes the combined underwriting results of North
     American and Other Operations along with income and expense items not directly allocated to the Company's property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses (including interest) and income taxes.

o Corporate includes the capital raising and purchase accounting adjustment activities related to the June 27, 2000 acquisition of all of the outstanding shares of Hartford Life, Inc. ("HLI") that the Company did not already own, as well as capital that has not been allocated to the Company's insurance subsidiaries.

o Certain reclassifications have been made to the prior periods to conform to the December 31, 2003 presentation.

o NM - Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   CONSOLIDATED FINANCIAL RESULTS


                                                                             4Q          1Q          2Q         3Q          4Q
HIGHLIGHTS                                                                  2002        2003        2003       2003        2003
                                                                           --------- ----------- ----------- ---------- -----------

    Net income (loss) [1]                                                     $ 258    $ (1,395)      $ 507      $ 343       $ 454
    Operating income (loss) [1]                                               $ 301    $ (1,361)      $ 340      $ 335       $ 433
    Impact of 2003 asbestos reserve addition                                    $ -    $ (1,701)        $ -        $ -         $ -
    Operating income before impact of 2003 asbestos reserve addition          $ 301       $ 340       $ 340      $ 335       $ 433
    Operating income, before impact of 2003 asbestos reserve addition,
          Bancorp litigation, tax related items and severance charges         $ 301       $ 340       $ 337      $ 375       $ 433
    Total revenues                                                          $ 4,280     $ 4,331     $ 4,682    $ 4,947     $ 4,773
    Total assets                                                           $181,975    $188,657    $207,801   $211,365    $225,853
    Total assets under management [2]                                      $198,608    $205,223    $227,437   $232,115    $250,368

-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
    Basic earnings (loss) per share [1]
      Net income (loss)                                                      $ 1.01     $ (5.46)     $ 1.89     $ 1.21      $ 1.60
      Operating income (loss)                                                $ 1.18     $ (5.33)     $ 1.26     $ 1.19      $ 1.53
      Operating income before impact of 2003 asbestos reserve addition       $ 1.18      $ 1.33      $ 1.26     $ 1.19      $ 1.53
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges      $ 1.18      $ 1.33      $ 1.25     $ 1.33      $ 1.53
    Diluted earnings (loss) per share [1] [3]
      Net income (loss)                                                      $ 1.01     $ (5.46)     $ 1.88     $ 1.20      $ 1.59
      Operating income (loss)                                                $ 1.17     $ (5.33)     $ 1.26     $ 1.18      $ 1.52
      Operating income before impact of 2003 asbestos reserve addition [4]   $ 1.17      $ 1.33      $ 1.26     $ 1.18      $ 1.52
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [4]  $ 1.17      $ 1.33      $ 1.25     $ 1.32      $ 1.52
    Weighted average common shares outstanding (basic)                        255.2       255.4       268.8      282.5       283.0
    Weighted average common shares outstanding
         and dilutive potential common shares (diluted) [3]                   256.3       255.4       270.2      284.8       285.6
    Common shares outstanding                                                 255.2       255.4       282.2      282.7       283.4
    Book value per share (including AOCI)                                   $ 42.06     $ 36.97     $ 40.75    $ 40.13     $ 41.07
    Book value per share (excluding AOCI)                                   $ 37.77     $ 32.05     $ 34.34    $ 35.33     $ 36.67

-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    ROE (net income (loss) last 12 months to equity including AOCI)           10.1%       (7.4%)      (3.5%)     (2.6%)      (0.8%)
    ROE (operating income (loss) last 12 months to equity excluding AOCI)     13.8%       (4.8%)      (3.8%)     (4.0%)      (2.5%)
    ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
      months to equity excluding AOCI) [5]                                    13.8%       13.9%       14.5%      13.6%       14.5%
    Debt to capitalization including AOCI                                     29.0%       31.7%       30.9%      31.2%       32.7%
    Investment yield, after-tax                                                4.3%        4.2%        4.0%       3.9%        3.9%
    North American Property & Casualty GAAP combined ratio                    100.0        97.7        99.7       99.2        95.6

-----------------------------------------------------------------------------------------------------------------------------------

                                                                          YEAR OVER                         YEAR ENDED
                                                                            YEAR    SEQUENTIAL              DECEMBER 31,
                                                                           QUARTER    QUARTER  -----------------------------------
HIGHLIGHTS                                                                 CHANGE     CHANGE     2002         2003       CHANGE
                                                                           --------   -------- ----------  ----------- -----------

    Net income (loss) [1]                                                      76%      32%      $ 1,000      $   (91)       NM
    Operating income (loss) [1]                                                44%      29%      $ 1,250      $  (253)       NM
    Impact of 2003 asbestos reserve addition                                    -        -        $ -         $(1,701)        -
    Operating income before impact of 2003 asbestos reserve addition           44%      29%      $ 1,250      $ 1,448        16%
    Operating income, before impact of 2003 asbestos reserve addition,
          Bancorp litigation, tax related items and severance charges          44%      15%      $ 1,185      $ 1,485        25%
    Total revenues                                                             12%      (4%)    $ 16,417     $ 18,733        14%
    Total assets                                                               24%       7%
    Total assets under management [2]                                          26%       8%

------------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
    Basic earnings (loss) per share [1]
      Net income (loss)                                                        58%      32%       $ 4.01      $ (0.33)       NM
      Operating income (loss)                                                  30%      29%       $ 5.01      $ (0.93)       NM
      Operating income before impact of 2003 asbestos reserve addition         30%      29%       $ 5.01       $ 5.32         6%
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges        30%      15%       $ 4.75       $ 5.45        15%
    Diluted earnings (loss) per share [1] [3]
      Net income (loss)                                                        57%      33%       $ 3.97      $ (0.33)       NM
      Operating income (loss)                                                  30%      29%       $ 4.96      $ (0.93)       NM
      Operating income before impact of 2003 asbestos reserve addition [4]     30%      29%       $ 4.96       $ 5.28         6%
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [4]    30%      15%       $ 4.71       $ 5.42        15%
    Weighted average common shares outstanding (basic)                       27.8 sh   0.5 sh      249.4        272.4      23.0 sh
    Weighted average common shares outstanding
         and dilutive potential common shares (diluted) [3]                  29.3 sh   0.8 sh      251.8        272.4      20.6 sh
    Common shares outstanding                                                28.2 sh   0.7 sh      255.2        283.4      28.2 sh
    Book value per share (including AOCI)                                      (2%)      2%
    Book value per share (excluding AOCI)                                      (3%)      4%

------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    ROE (net income (loss) last 12 months to equity including AOCI)          (10.9)    1.8
    ROE (operating income (loss) last 12 months to equity excluding AOCI)    (16.3)    1.5
    ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
      months to equity excluding AOCI) [5]                                     0.7     0.9
    Debt to capitalization including AOCI                                      3.7     1.5
    Investment yield, after-tax                                               (0.4)      -           4.3%         4.1%    (0.2)
    North American Property & Casualty GAAP combined ratio                     4.4     3.6          99.8         98.0       1.8

------------------------------------------------------------------------------------------------------------------------------

[1] The quarter ended September 30, 2003 and the year ended December 31, 2003 include $40 of after-tax expense related to the settlement of the Bancorp Services, LLC litigation dispute. The quarter ended June 30, 2003 and the year ended December 31, 2003 include $30 and the year ended December 31, 2002 includes $76 of tax benefit in Life primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. The quarter ended June 30, 2003 and the year ended December 31, 2003 include $27, after-tax, of severance charges in Property & Casualty. The year ended December 31, 2002 includes $11 of after-tax expense in Life related to the Bancorp Services, LLC litigation dispute.
[2] Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).
[3] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the year ended December 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of the quarter ended March 31, 2003 and the year ended December 31, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 274.2 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the year ended December 31, 2003, respectively.
[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 274.2 for the quarter ended March 31, 2003 and the year ended December 31, 2003, respectively.
[5] The quarter ended March 31, 2003 excludes the earnings and equity impacts of the 2003 asbestos reserve addition.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    OPERATING RESULTS BY SEGMENT



                                                                                       4Q      1Q       2Q      3Q      4Q
                                                                                      2002    2003     2003    2003    2003
                                                                                     ------- -------  ------- ------ ---------
LIFE [1]
    Individual Annuity                                                                 $ 78    $ 71     $ 93    $ 98   $ 111
    Other Investment Products                                                            19      27       27      31      31
    --------------------------------------------------------------------------------------------------------------------------
    Total Investment Products                                                            97      98      120     129     142
    Individual Life                                                                      34      32       34      36      41
    Group Benefits                                                                       36      34       35      38      41
    Corporate Owned Life Insurance                                                       12      10        9      10      10
    Other                                                                               (12)    (17)     (17)    (11)     (4)
    --------------------------------------------------------------------------------------------------------------------------
      Life, before Bancorp litigation and tax related items                             167     157      181     202     230
      Bancorp litigation                                                                  -       -        -     (40)      -
      Tax related items                                                                   -       -       30       -       -
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL LIFE [2]                                                                     167     157      211     162      230
    --------------------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY
    North American Underwriting Results
       Business Insurance                                                                27     (12)      42      20      51
       Personal Lines                                                                     2      52        3      37      25
       Specialty Commercial                                                             (24)      -       (4)    (50)     25
       Reinsurance                                                                      (42)    (19)     (76)    (10)    (20)
    --------------------------------------------------------------------------------------------------------------------------
    Total North American underwriting results                                           (37)     21      (35)     (3)     81
    Other Operations underwriting results                                               (35)    (29)     (12)    (12)    (59)
    --------------------------------------------------------------------------------------------------------------------------
    Total Property & Casualty underwriting results                                      (72)     (8)     (47)    (15)     22
Net investment income [3]                                                               284     281      286     297     308
Periodic net coupon settlements on non-qualifying derivatives, before-tax                 4       4        5       5       4
Net servicing and other income (loss)                                                     8       3        3       9      (7)
Other expenses                                                                          (56)    (40)     (38)    (42)    (44)
Income tax expense                                                                      (26)    (49)     (40)    (61)    (72)
------------------------------------------------------------------------------------------------------------------------------
Property & Casualty, before 2003 asbestos reserve addition
    and severance charges                                                               142     191      169     193     211
2003 asbestos reserve addition                                                            -  (1,701)       -       -       -
Severance charges                                                                         -       -      (27)      -       -
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY [2]                                                           142  (1,510)     142     193     211
------------------------------------------------------------------------------------------------------------------------------
CORPORATE                                                                                (8)     (8)     (13)    (20)     (8)
------------------------------------------------------------------------------------------------------------------------------

Operating income, before 2003 asbestos reserve addition,
    Bancorp litigation, tax related items and severance charges [2]                     301     340      337     375     433
------------------------------------------------------------------------------------------------------------------------------
2003 asbestos reserve addition                                                            -  (1,701)       -       -       -
Bancorp litigation                                                                        -       -        -     (40)      -
Tax related items                                                                         -       -       30       -       -
Severance charges                                                                         -       -      (27)      -       -
------------------------------------------------------------------------------------------------------------------------------

Operating income (loss) [2]                                                             301  (1,361)     340     335     433

    Add: Net realized capital gains (losses), after-tax [2] [3]                         (38)    (29)     176      15      29
    Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]    5       5        9       7       8
------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                     $ 258  $(1,395)  $ 507   $ 343   $ 454
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
    Diluted earnings (loss) per share
      Operating income, before 2003 asbestos reserve addition,
         Bancorp litigation, tax related items and severance charges                 $ 1.17  $ 1.33   $ 1.25  $ 1.32  $ 1.52
      Net income (loss)                                                              $ 1.01  $(5.46)  $ 1.88  $ 1.20  $ 1.59
------------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR OVER                   YEAR ENDED
                                                                                        YEAR   SEQUENTIAL        DECEMBER 31,
                                                                                       QUARTER  QUARTER     -----------------------
                                                                                        CHANGE   CHANGE      2002    2003    CHANGE
                                                                                       -------- --------   ------- -------- -------
LIFE [1]
    Individual Annuity                                                                     42%      13%     $ 333    $ 373     12%
    Other Investment Products                                                              63%        -        99      116     17%
    -------------------------------------------------------------------------------------------------------------------------------
    Total Investment Products                                                              46%      10%       432      489     13%
    Individual Life                                                                        21%      14%       133      143      8%
    Group Benefits                                                                         14%       8%       128      148     16%
    Corporate Owned Life Insurance                                                        (17%)       -        43       39     (9%)
    Other                                                                                  67%      64%       (48)     (49)    (2%)
    -------------------------------------------------------------------------------------------------------------------------------
      Life, before Bancorp litigation and tax related items                                38%      14%       688      770     12%
      Bancorp litigation                                                                    -      100%       (11)     (40)     NM
      Tax related items                                                                     -        -         76       30    (61%)
    -------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIFE [2]                                                                        38%      42%       753      760      1%
    -------------------------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY
    North American Underwriting Results
       Business Insurance                                                                  89%     155%        44      101    130%
       Personal Lines                                                                       NM     (32%)      (46)     117      NM
       Specialty Commercial                                                                 NM       NM       (23)     (29)   (26%)
       Reinsurance                                                                         52%    (100%)      (59)    (125)  (112%)
    -------------------------------------------------------------------------------------------------------------------------------
    Total North American underwriting results                                               NM       NM       (84)      64      NM
    Other Operations underwriting results                                                 (69%)      NM      (164)    (112)    32%
    -------------------------------------------------------------------------------------------------------------------------------
    Total Property & Casualty underwriting results                                          NM       NM      (248)     (48)    81%
Net investment income [3]                                                                   8%       4%     1,060    1,172     11%
Periodic net coupon settlements on non-qualifying derivatives, before-tax                    -     (20%)       15       18     20%
Net servicing and other income (loss)                                                       NM       NM        15        8    (47%)
Other expenses                                                                             21%      (5%)     (218)    (164)    25%
Income tax expense                                                                       (177%)    (18%)     (101)    (222)  (120%)
-----------------------------------------------------------------------------------------------------------------------------------
Property & Casualty, before 2003 asbestos reserve addition
    and severance charges                                                                  49%       9%       523      764     46%
2003 asbestos reserve addition                                                               -        -         -   (1,701)      -
Severance charges                                                                            -        -         -      (27)      -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY [2]                                                              49%       9%       523     (964)     NM
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE                                                                                    -      60%       (26)     (49)   (88%)
-----------------------------------------------------------------------------------------------------------------------------------

Operating income, before 2003 asbestos reserve addition,
    Bancorp litigation, tax related items and severance charges [2]                        44%      15%     1,185    1,485     25%
-----------------------------------------------------------------------------------------------------------------------------------
2003 asbestos reserve addition                                                               -        -         -   (1,701)      -
Bancorp litigation                                                                           -     100%       (11)     (40)     NM
Tax related items                                                                            -        -        76       30    (61%)
Severance charges                                                                            -        -         -      (27)      -
-----------------------------------------------------------------------------------------------------------------------------------

Operating income (loss) [2]                                                                44%      29%     1,250     (253)     NM

    Add: Net realized capital gains (losses), after-tax [2] [3]                             NM      93%      (234)     191      NM
    Less: Periodic net coupon settlements on non-qualifying derivatives, after-tax [2]     60%      14%        16       29     81%
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                          76%      32%    $1,000    $ (91)     NM
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
    Diluted earnings (loss) per share
      Operating income, before 2003 asbestos reserve addition,
         Bancorp litigation, tax related items and severance charges                       30%      15%    $ 4.71   $ 5.42     15%
      Net income (loss)                                                                    57%      33%    $ 3.97  $ (0.33)     NM
-----------------------------------------------------------------------------------------------------------------------------------

[1] Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.
[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.
[3] Prior periods reflect reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          CONSOLIDATING STATEMENTS OF OPERATIONS
                                      FOURTH QUARTER ENDED DECEMBER 31, 2003 AND 2002


                                                                        LIFE                   PROPERTY & CASUALTY
                                                           ------------------------------ -------------------------------
                                                             2003       2002      CHANGE    2003       2002       CHANGE
                                                           ---------  ---------  -------- ----------  ---------  --------

Earned premiums                                               $ 716      $ 657      9%      $ 2,265    $ 2,154      5%
Fee income                                                      771        616     25%            -          -      -
Net investment income [1]                                       522        493      6%          308        284      8%
Other revenues                                                   32         29     10%          110         99     11%
Net realized capital gains (losses) [1]                          21        (59)    NM            23          1     NM
--------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                            2,062      1,736     19%        2,706      2,538      7%

Benefits, claims and claim adjustment expenses                1,072      1,023      5%        1,602      1,555      3%
Amortization of deferred policy acquisition costs and
     present value of future profits                            229        142     61%          428        403      6%
Insurance operating costs and expenses                          410        388      6%          213        268    (21%)
Other expenses                                                   30         30       -          161        147     10%
--------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                               1,741      1,583     10%        2,404      2,373      1%

    INCOME (LOSS) BEFORE INCOME TAXES                           321        153    110%          302        165     83%

Income tax expense (benefit)                                     82         28    193%           79         24     NM
--------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS)                                           239        125     91%          223        141     58%

Less: Net realized capital gains (losses), after-tax [1]         14        (39)    NM            15          1     NM
Add: Periodic net coupon settlements on non-qualifying
        derivatives, after-tax [1]                                5          3     67%            3          2     50%
--------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [2]                               $ 230      $ 167     38%        $ 211      $ 142     49%
--------------------------------------------------------------------------------------------------------------------------

                                                                     CORPORATE                      CONSOLIDATED
                                                           -------------------------------- ------------------------------
                                                              2003        2002      CHANGE     2003       2002     CHANGE
                                                           -----------  ---------  -------- -----------  -------- --------

Earned premiums                                                  $ -        $ -       -      $ 2,981    $ 2,811      6%
Fee income                                                         -          -       -          771        616     25%
Net investment income [1]                                          5          6    (17%)         835        783      7%
Other revenues                                                     -          -       -          142        128     11%
Net realized capital gains (losses) [1]                            -          -       -           44        (58)    NM
------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                 5          6    (17%)       4,773      4,280     12%

Benefits, claims and claim adjustment expenses                     2          1    100%        2,676      2,579      4%
Amortization of deferred policy acquisition costs and
     present value of future profits                               -          -       -          657        545     21%
Insurance operating costs and expenses                             -          -       -          623        656     (5%)
Other expenses                                                    16         17     (6%)         207        194      7%
------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                   18         18       -        4,163      3,974      5%

    INCOME (LOSS) BEFORE INCOME TAXES                            (13)       (12)    (8%)         610        306     99%

Income tax expense (benefit)                                      (5)        (4)   (25%)         156         48     NM
------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS)                                             (8)        (8)      -          454        258     76%

Less: Net realized capital gains (losses), after-tax [1]           -          -       -           29        (38)    NM
Add: Periodic net coupon settlements on non-qualifying
        derivatives, after-tax [1]                                 -          -       -            8          5     60%
------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [2]                                 $ (8)      $ (8)      -        $ 433      $ 301     44%
------------------------------------------------------------------------------------------------------------------------

[1] Prior periods reflect reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          CONSOLIDATING STATEMENTS OF OPERATIONS
                                           YEAR ENDED DECEMBER 31, 2003 AND 2002


                                                                     LIFE                      PROPERTY & CASUALTY
                                                          ------------------------------ ---------------------------------
                                                            2003      2002       CHANGE     2003        2002       CHANGE
                                                          ---------  --------  --------- -----------  ---------  ---------

Earned premiums                                            $ 3,086   $ 2,697      14%       $ 8,805    $ 8,114       9%
Fee income                                                   2,760     2,577       7%             -          -        -
Net investment income [1]                                    2,041     1,849      10%         1,172      1,060      11%
Other revenues                                                 131       120       9%           428        356      20%
Net realized capital gains (losses) [1]                         40      (308)     NM            253        (68)     NM
--------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           8,058     6,935      16%        10,658      9,462      13%

Benefits, claims and claim adjustment expenses [2]           4,616     4,158      11%         8,926      5,870      52%
Amortization of deferred policy acquisition costs and
     present value of future profits                           769       628      22%         1,642      1,613       2%
Insurance operating costs and expenses                       1,535     1,438       7%           889        879       1%
Other expenses [3]                                             189       144      31%           625        559      12%
--------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              7,109     6,368      12%        12,082      8,921      35%

    INCOME (LOSS) BEFORE INCOME TAXES                          949       567      67%        (1,424)       541      NM

Income tax expense (benefit)                                   180        10      NM           (613)        72      NM
--------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [4]                                      769       557      38%          (811)       469      NM

Less: Net realized capital gains (losses), after-tax [1]        26      (190)     NM            165        (44)     NM
Add: Periodic net coupon settlements on non-qualifying
         derivatives, after-tax [1]                             17         6     183%            12         10      20%
--------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [4] [5]                          $ 760     $ 753       1%        $ (964)     $ 523      NM
--------------------------------------------------------------------------------------------------------------------------


                                                                    CORPORATE                      CONSOLIDATED
                                                           ------------------------------ -------------------------------
                                                             2003       2002      CHANGE    2003        2002      CHANGE
                                                           ---------  ---------  -------- ----------  ----------  -------

Earned premiums                                                 $ -        $ -       -     $ 11,891    $ 10,811      10%
Fee income                                                        -          -       -        2,760       2,577       7%
Net investment income [1]                                        20         20       -        3,233       2,929      10%
Other revenues                                                   (3)         -       -          556         476      17%
Net realized capital gains (losses) [1]                           -          -       -          293        (376)     NM
-------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                               17         20    (15%)      18,733      16,417      14%

Benefits, claims and claim adjustment expenses [2]                6          6       -       13,548      10,034      35%
Amortization of deferred policy acquisition costs and
     present value of future profits                              -          -       -        2,411       2,241       8%
Insurance operating costs and expenses                            -          -       -        2,424       2,317       5%
Other expenses [3]                                               86         54     59%          900         757      19%
-------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                  92         60     53%       19,283      15,349      26%

    INCOME (LOSS) BEFORE INCOME TAXES                           (75)       (40)   (88%)        (550)      1,068      NM

Income tax expense (benefit)                                    (26)       (14)   (86%)        (459)         68      NM
-------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [4]                                       (49)       (26)   (88%)         (91)      1,000      NM

Less: Net realized capital gains (losses), after-tax [1]          -          -       -          191        (234)     NM
Add: Periodic net coupon settlements on non-qualifying
         derivatives, after-tax [1]                               -          -       -           29          16      81%
-------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [4] [5]                           $ (49)     $ (26)   (88%)      $ (253)    $ 1,250      NM
-------------------------------------------------------------------------------------------------------------------------

[1] Prior periods reflect reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[2] Property & Casualty includes $2,604 in 2003 of before-tax impact of asbestos reserve addition.
[3] Property & Casualty includes $41 in 2003 of before-tax severance charges. Life includes $62 in 2003 and $17 in 2002 of before-tax expense related to the Bancorp litigation dispute.
[4] Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Life includes $40 in 2003 of after-tax expense related to settlement of the Bancorp litigation dispute. Life includes $30 in 2003 and $76 in 2002 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. Life includes $11 in 2002 of after-tax expense related to the Bancorp litigation dispute.
[5] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    CONSOLIDATING BALANCE SHEETS
                                                  AS OF DECEMBER 31, 2003 AND 2002


                                                                         LIFE                            PROPERTY & CASUALTY
                                                          -----------------------------------   -----------------------------------
                                                           DEC. 31,     DEC. 31,                 DEC. 31,     DEC. 31,
                                                             2003         2002       CHANGE        2003         2002       CHANGE
                                                          ------------ ------------  --------   ------------ ------------  --------
Investments
     Fixed maturities, available-for-sale, at fair value     $ 37,462     $ 29,377       28%       $ 23,715     $ 19,446       22%
     Equity securities, available-for-sale, at fair value         357          458      (22%)           208          459      (55%)
     Policy loans, at outstanding balance                       2,512        2,934      (14%)             -            -         -
     Other investments                                            823        1,122      (27%)           682          668        2%
-----------------------------------------------------------------------------------------------------------------------------------
         Total investments                                     41,154       33,891       21%         24,605       20,573       20%
Cash                                                              265          179       48%            197          198       (1%)
Premiums receivable and agents' balances                          335          208       61%          2,750        2,403       14%
Reinsurance recoverables                                          604          796      (24%)         5,354        4,231       27%
Deferred policy acquisition costs and present
     value of future profits                                    6,623        5,758       15%            975          930        5%
Deferred income taxes                                            (486)        (274)     (77%)         1,101          610       80%
Goodwill                                                          796          796         -            152          153       (1%)
Other assets                                                    1,668        1,362       22%          2,025        2,031         -
Separate account assets                                       136,633      107,078       28%              -            -         -
-----------------------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                        $187,592     $149,794       25%       $ 37,159     $ 31,129       19%
-----------------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                               $ 11,411      $ 8,583       33%       $ 21,715     $ 17,091       27%
Other policyholder funds and benefits payable                  26,186       23,957        9%              -            -         -
Unearned premiums                                                  58           54        7%          4,372        3,942       11%
Debt [1]                                                        1,805        1,575       15%          1,993        2,187       (9%)
Other liabilities                                               4,440        2,858       55%          3,285        2,939       12%
Separate account liabilities                                  136,633      107,078       28%              -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                    180,533      144,105       25%         31,365       26,159       20%
-----------------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                               6,198        4,980       24%          5,087        4,262       19%
AOCI, net of tax                                                  861          709       21%            707          708         -
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                             7,059        5,689       24%          5,794        4,970       17%
-----------------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $187,592     $149,794       25%       $ 37,159     $ 31,129       19%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        CORPORATE                          CONSOLIDATED
                                                          -----------------------------------  ------------------------------------
                                                           DEC. 31,     DEC. 31,                DEC. 31,      DEC. 31,
                                                             2003         2002       CHANGE       2003          2002       CHANGE
                                                          ------------ ------------  --------  ------------  ------------ ---------
Investments
     Fixed maturities, available-for-sale, at fair value         $ 86         $ 66       30%      $ 61,263      $ 48,889       25%
     Equity securities, available-for-sale, at fair value           -            -         -           565           917      (38%)
     Policy loans, at outstanding balance                           -            -         -         2,512         2,934      (14%)
     Other investments                                              2            -         -         1,507         1,790      (16%)
-----------------------------------------------------------------------------------------------------------------------------------
         Total investments                                         88           66       33%        65,847        54,530       21%
Cash                                                                -            -         -           462           377       23%
Premiums receivable and agents' balances                            -            -         -         3,085         2,611       18%
Reinsurance recoverables                                            -            -         -         5,958         5,027       19%
Deferred policy acquisition costs and present
     value of future profits                                        1            1         -         7,599         6,689       14%
Deferred income taxes                                             230          209       10%           845           545       55%
Goodwill                                                          772          772         -         1,720         1,721         -
Other assets                                                       11            4      175%         3,704         3,397        9%
Separate account assets                                             -            -         -       136,633       107,078       28%
-----------------------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                         $ 1,102      $ 1,052        5%      $225,853      $181,975       24%
-----------------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                   $ (9)       $ (16)      44%      $ 33,117      $ 25,658       29%
Other policyholder funds and benefits payable                      (1)          (1)        -        26,185        23,956        9%
Unearned premiums                                                  (7)          (7)        -         4,423         3,989       11%
Debt [1]                                                        1,865          617        NM         5,663         4,379       29%
Other liabilities                                                 468          384       22%         8,193         6,181       33%
Separate account liabilities                                        -            -         -       136,633       107,078       28%
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                      2,316          977      137%       214,214       171,241       25%
-----------------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                                (892)         398        NM        10,393         9,640        8%
AOCI, net of tax                                                 (322)        (323)        -         1,246         1,094       14%
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                            (1,214)          75        NM        11,639        10,734        8%
-----------------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,102      $ 1,052        5%      $225,853      $181,975       24%
-----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes junior subordinated debentures.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          CAPITAL STRUCTURE

                                                                                     4Q           1Q           2Q          3Q
                                                                                    2002         2003         2003        2003
                                                                                  ----------   ----------   ----------  ----------
DEBT
  Short-term debt (includes current maturities of long-term debt)                     $ 315        $ 315        $ 514       $ 515
  Long-term debt                                                                      2,596        2,596        3,337       3,660
  --------------------------------------------------------------------------------------------------------------------------------
    TOTAL DEBT EXCLUDING JUNIOR SUBORDINATED DEBENTURES                               2,911        2,911        3,851       4,175

  Junior subordinated debentures                                                      1,468        1,469        1,296         962
  --------------------------------------------------------------------------------------------------------------------------------

    TOTAL DEBT INCLUDING JUNIOR SUBORDINATED DEBENTURES                             $ 4,379      $ 4,380      $ 5,147     $ 5,137
----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Equity excluding AOCI, net of tax                                                 $ 9,640      $ 8,185      $ 9,692     $ 9,987
  AOCI, net of tax                                                                    1,094        1,257        1,807       1,357
  --------------------------------------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                                     $ 10,734      $ 9,442     $ 11,499    $ 11,344
----------------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
  TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                  $ 15,113     $ 13,822     $ 16,646    $ 16,481

  TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                  $ 14,019     $ 12,565     $ 14,839    $ 15,124

----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES) TO EQUITY INCLUDING AOCI            40.8%        46.4%        44.8%       45.3%

  Debt (excluding junior subordinated debentures) to equity excluding AOCI            30.2%        35.6%        39.7%       41.8%

  DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES) TO CAPITALIZATION INCLUDING AOCI    29.0%        31.7%        30.9%       31.2%

  Debt (excluding junior subordinated debentures) to capitalization excluding AOCI    20.8%        23.2%        26.0%       27.6%

----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  YEAR OVER
                                                                                                    YEAR      SEQUENTIAL
                                                                                        4Q         QUARTER     QUARTER
                                                                                       2003        CHANGE      CHANGE
                                                                                     ----------   ----------  ----------
DEBT
  Short-term debt (includes current maturities of long-term debt)                      $ 1,050          NM         104%
  Long-term debt                                                                         3,661          41%          -
  ----------------------------------------------------------------------------------------------------------------------
    TOTAL DEBT EXCLUDING JUNIOR SUBORDINATED DEBENTURES                                  4,711          62%         13%

  Junior subordinated debentures                                                           952         (35%)        (1%)
  ----------------------------------------------------------------------------------------------------------------------

    TOTAL DEBT INCLUDING JUNIOR SUBORDINATED DEBENTURES                                $ 5,663          29%         10%
------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Equity excluding AOCI, net of tax                                                   $ 10,393           8%          4%
  AOCI, net of tax                                                                       1,246          14%         (8%)
  ----------------------------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                                        $ 11,639           8%          3%
------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
  TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                     $ 17,302          14%          5%

  TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                     $ 16,056          15%          6%

------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES) TO EQUITY INCLUDING AOCI               48.7%          7.9         3.4

  Debt (excluding junior subordinated debentures) to equity excluding AOCI               45.3%         15.1         3.5

  DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES) TO CAPITALIZATION INCLUDING AOCI       32.7%          3.7         1.5

  Debt (excluding junior subordinated debentures) to capitalization excluding AOCI       29.3%          8.5         1.7

------------------------------------------------------------------------------------------------------------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         ACCUMULATED OTHER COMPREHENSIVE INCOME


                                                                           PROPERTY &
                                                                  LIFE      CASUALTY      CORPORATE      CONSOLIDATED
                                                               ---------  ------------  ------------  -----------------
AS OF DECEMBER 31, 2003

     Fixed maturities unrealized gain                             $ 914         $ 793          $ 17            $ 1,724
     Equities unrealized gain                                        14            26             -                 40
     Net deferred loss on cash-flow hedging instruments             (25)          (17)            -                (42)
     ------------------------------------------------------------------------------------------------------------------
          Total unrealized gain                                     903           802            17              1,722
     Foreign currency translation adjustments                       (42)          (59)            -               (101)
     Minimum pension liability adjustment                             -           (36)         (339)              (375)
     ------------------------------------------------------------------------------------------------------------------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)     $ 861         $ 707        $ (322)           $ 1,246
     ------------------------------------------------------------------------------------------------------------------

As of December 31, 2002

     Fixed maturities unrealized gain                             $ 637         $ 791          $ 29            $ 1,457
     Equities unrealized gain (loss)                                (16)            3             -                (13)
     Net deferred gain on cash-flow hedging instruments             126             2             -                128
     ------------------------------------------------------------------------------------------------------------------
          Total unrealized gain                                     747           796            29              1,572
     Foreign currency translation adjustments                       (38)          (57)            -                (95)
     Minimum pension liability adjustment                             -           (31)         (352)              (383)
     ------------------------------------------------------------------------------------------------------------------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)     $ 709         $ 708        $ (323)           $ 1,094
     ------------------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                  COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE




                                                                                     4Q         1Q        2Q         3Q
                                                                                    2002       2003      2003       2003
                                                                                  ---------  ---------  --------  ---------
Numerator:
  Net income (loss)                                                                  $ 258    $(1,395)    $ 507      $ 343
  Less: Net realized capital gains (losses), after-tax                                 (38)       (29)      176         15
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax          5          5         9          7
  --------------------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                              301     (1,361)      340        335
  Impact of 2003 asbestos reserve addition                                               -     (1,701)        -          -
  --------------------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition                   $ 301      $ 340     $ 340      $ 335

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                  $ 301      $ 340     $ 337      $ 375

Denominator:
  Weighted average common shares outstanding (basic)                                 255.2      255.4     268.8      282.5
  Dilutive effect of options                                                           1.1          -       1.4        2.3
  --------------------------------------------------------------------------------------------------------------------------
  Weighted average common shares outstanding
      and dilutive potential common shares (diluted) [1]                             256.3      255.4     270.2      284.8

Basic earnings (loss) per share
  Net income (loss)                                                                 $ 1.01     $(5.46)   $ 1.89     $ 1.21
  Less: Net realized capital gains (losses), after-tax                               (0.15)     (0.11)     0.66       0.05
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax       0.02       0.02      0.03       0.03
  --------------------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                             1.18      (5.33)     1.26       1.19
  Impact of 2003 asbestos reserve addition                                               -      (6.66)        -          -
  --------------------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition                  $ 1.18     $ 1.33    $ 1.26     $ 1.19

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                 $ 1.18     $ 1.33    $ 1.25     $ 1.33

Diluted earnings (loss) per share  [1]
  Net income (loss)                                                                 $ 1.01     $(5.46)   $ 1.88     $ 1.20
  Less: Net realized capital gains (losses), after-tax                               (0.15)     (0.11)     0.65       0.05
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax       0.01       0.02      0.03       0.03
  --------------------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                             1.17      (5.33)     1.26       1.18
  Impact of 2003 asbestos reserve addition                                               -      (6.66)        -          -
  --------------------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition [2]              $ 1.17     $ 1.33    $ 1.26     $ 1.18

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                 $ 1.17     $ 1.33    $ 1.25     $ 1.32
  --------------------------------------------------------------------------------------------------------------------------

                                                                                                YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                    4Q      ----------------------
                                                                                   2003        2002        2003
                                                                                 ---------  ------------  --------
Numerator:
  Net income (loss)                                                                 $ 454       $ 1,000     $ (91)
  Less: Net realized capital gains (losses), after-tax                                 29          (234)      191
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax         8            16        29
  ----------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                             433         1,250      (253)
  Impact of 2003 asbestos reserve addition                                              -             -    (1,701)
  ----------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition                  $ 433       $ 1,250    $1,448

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                 $ 433       $ 1,185    $1,485

Denominator:
  Weighted average common shares outstanding (basic)                                283.0         249.4     272.4
  Dilutive effect of options                                                          2.6           2.4         -
  ----------------------------------------------------------------------------------------------------------------
  Weighted average common shares outstanding
      and dilutive potential common shares (diluted) [1]                            285.6         251.8     272.4

Basic earnings (loss) per share
  Net income (loss)                                                                $ 1.60        $ 4.01    $(0.33)
  Less: Net realized capital gains (losses), after-tax                               0.10         (0.94)     0.70
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax      0.03          0.06      0.10
  ----------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                            1.53          5.01     (0.93)
  Impact of 2003 asbestos reserve addition                                              -             -     (6.25)
  ----------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition                 $ 1.53        $ 5.01    $ 5.32

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                $ 1.53        $ 4.75    $ 5.45

Diluted earnings (loss) per share  [1]
  Net income (loss)                                                                $ 1.59        $ 3.97    $(0.33)
  Less: Net realized capital gains (losses), after-tax                               0.10         (0.93)     0.70
  Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax      0.03          0.06      0.10
  ----------------------------------------------------------------------------------------------------------------
  Operating income (loss)                                                            1.52          4.96     (0.93)
  Impact of 2003 asbestos reserve addition                                              -             -     (6.21)
  ----------------------------------------------------------------------------------------------------------------
  Operating income before impact of 2003 asbestos reserve addition [2]             $ 1.52        $ 4.96    $ 5.28

  Operating income before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges                $ 1.52        $ 4.71    $ 5.42
  ----------------------------------------------------------------------------------------------------------------

[1] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the year ended December 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average common shares in the calculation of the quarter ended March 31, 2003 and the year ended December 31, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 274.2 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the year ended December 31, 2003, respectively.
[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 274.2 for the quarter ended March 31, 2003 and the year ended December 31, 2003, respectively.

                                      LIFE

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                                       FINANCIAL HIGHLIGHTS

                                                                          4Q          1Q          2Q           3Q         4Q
                                                                         2002        2003        2003         2003       2003
                                                                      ----------- -----------  ----------  ----------- ----------
REVENUES
     Investment Products
         Individual Annuity                                                $ 386       $ 385       $ 430        $ 454      $ 481
         Other Investment Products                                           384         388         447          728        495
     ----------------------------------------------------------------------------------------------------------------------------
            Total Investment Products                                        770         773         877        1,182        976
     Individual Life                                                         238         244         240          249        249
     Group Benefits                                                          639         667         638          663        656
     Corporate Owned Life Insurance                                          141         127         126          117        113
     Other                                                                   (52)        (25)         81           37         68
     ----------------------------------------------------------------------------------------------------------------------------

             TOTAL REVENUES                                              $ 1,736      $1,786      $1,962       $2,248    $ 2,062
---------------------------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
     Investment Products
         Individual Annuity                                                 $ 78        $ 71        $ 93         $ 98      $ 111
         Other Investment Products                                            19          27          27           31         31
     ----------------------------------------------------------------------------------------------------------------------------
            Total Investment Products                                         97          98         120          129        142
     Individual Life                                                          34          32          34           36         41
     Group Benefits                                                           36          34          35           38         41
     Corporate Owned Life Insurance                                           12          10           9           10         10
     Other                                                                   (12)        (17)        (17)         (11)        (4)
     ----------------------------------------------------------------------------------------------------------------------------

     Operating income, before Bancorp litigation and tax related items       167         157         181          202        230

        Bancorp litigation                                                     -           -           -          (40)         -
        Tax related items                                                      -           -          30            -          -
     ----------------------------------------------------------------------------------------------------------------------------
             Operating income                                                167         157         211          162        230
     ----------------------------------------------------------------------------------------------------------------------------
        Add:  Net realized capital (losses) gains, after-tax [1]             (39)        (29)         38            3         14
        Less: Periodic net coupon settlements on non-qualifying
                     derivatives, after-tax [1]                                3           2           6            4          5
     ----------------------------------------------------------------------------------------------------------------------------
             NET INCOME                                                    $ 125       $ 126       $ 243        $ 161      $ 239
---------------------------------------------------------------------------------------------------------------------------------

ROE (net income last 12 twelve months to equity including AOCI)            10.8%        9.8%       11.4%        10.9%      12.1%
ROE (operating income last 12 months to equity excluding AOCI)             16.0%       15.2%       15.4%        13.6%      13.6%
Assets under management                                                $ 165,115   $ 168,173   $ 187,636    $ 192,038  $ 210,054
DAC capitalization                                                                     $ 342       $ 386        $ 441      $ 457
DAC amortization                                                                       $ 163       $ 175        $ 202      $ 229
DAC and PVFP assets                                                                  $ 5,904     $ 5,927      $ 6,265    $ 6,623
Statutory net income (loss) (YTD)                                         $ (137)                                        $ 1,026
Statutory surplus                                                        $ 3,019                                         $ 4,466
---------------------------------------------------------------------------------------------------------------------------------


                                                                      YEAR OVER                           YEAR ENDED
                                                                         YEAR     SEQUENTIAL              DECEMBER 31,
                                                                        QUARTER    QUARTER    -----------------------------------
                                                                        CHANGE      CHANGE       2002        2003       CHANGE
                                                                       ----------  ---------  -----------  ----------  ----------
REVENUES
     Investment Products
         Individual Annuity                                                  25%         6%      $ 1,539     $ 1,750         14%
         Other Investment Products                                           29%       (32%)       1,568       2,058         31%
     ----------------------------------------------------------------------------------------------------------------------------
            Total Investment Products                                        27%       (17%)       3,107       3,808         23%
     Individual Life                                                          5%          -          958         982          3%
     Group Benefits                                                           3%        (1%)       2,582       2,624          2%
     Corporate Owned Life Insurance                                         (20%)       (3%)         592         483        (18%)
     Other                                                                    NM        84%         (304)        161          NM
     ----------------------------------------------------------------------------------------------------------------------------

             TOTAL REVENUES                                                  19%        (8%)      $6,935      $8,058         16%
---------------------------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
     Investment Products
         Individual Annuity                                                  42%        13%        $ 333       $ 373         12%
         Other Investment Products                                           63%          -           99         116         17%
     ----------------------------------------------------------------------------------------------------------------------------
            Total Investment Products                                        46%        10%          432         489         13%
     Individual Life                                                         21%        14%          133         143          8%
     Group Benefits                                                          14%         8%          128         148         16%
     Corporate Owned Life Insurance                                         (17%)         -           43          39         (9%)
     Other                                                                   67%        64%          (48)        (49)        (2%)
     ----------------------------------------------------------------------------------------------------------------------------

     Operating income, before Bancorp litigation and tax related items       38%        14%          688         770         12%

        Bancorp litigation                                                     -       100%          (11)        (40)         NM
        Tax related items                                                      -          -           76          30        (61%)
     ----------------------------------------------------------------------------------------------------------------------------
             Operating income                                                38%        42%          753         760          1%
     ----------------------------------------------------------------------------------------------------------------------------
        Add:  Net realized capital (losses) gains, after-tax [1]              NM         NM         (190)         26          NM
        Less: Periodic net coupon settlements on non-qualifying
                     derivatives, after-tax [1]                              67%        25%            6          17        183%
     ----------------------------------------------------------------------------------------------------------------------------
             NET INCOME                                                      91%        48%        $ 557       $ 769         38%
---------------------------------------------------------------------------------------------------------------------------------

ROE (net income last 12 twelve months to equity including AOCI)              1.3        1.2
ROE (operating income last 12 months to equity excluding AOCI)              (2.4)         -
Assets under management                                                      27%         9%
DAC capitalization                                                                       4%
DAC amortization                                                                        13%
DAC and PVFP assets                                                                      6%
Statutory net income (loss) (YTD)
Statutory surplus
---------------------------------------------------------------------------------------------------------------------------------

[1]  Prior  periods  reflect  the   reclassification   of  periodic  net  coupon
     settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                                    OPERATING RESULTS




                                                                  4Q          1Q           2Q          3Q          4Q
                                                                 2002        2003         2003        2003        2003
                                                              ----------- -----------  ----------- ----------- -----------
REVENUES
    Earned premiums                                                $ 657       $ 683        $ 706       $ 981       $ 716
    Fee income                                                       616         617          656         716         771
    Net investment income [1]                                        493         503          504         512         522
    Other revenues                                                    29          27           37          35          32
    Net realized capital (losses) gains [1]                          (59)        (44)          59           4          21
    ----------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                         1,736       1,786        1,962       2,248       2,062
--------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims and claim adjustment expenses                 1,023       1,083        1,086       1,375       1,072
    Amortization of deferred policy acquisition costs and
       present value of future profits                               142         163          175         202         229
    Insurance operating costs and expenses                           388         351          395         379         410
    Other expenses [2]                                                30          33           32          94          30
    ----------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                            1,583       1,630        1,688       2,050       1,741
--------------------------------------------------------------------------------------------------------------------------

NET INCOME
            INCOME BEFORE INCOME TAXES                               153         156          274         198         321
    Income tax expense [3]                                            28          30           31          37          82
    ----------------------------------------------------------------------------------------------------------------------
            NET INCOME                                               125         126          243         161         239

    Less:  Net realized capital (losses) gains, after-tax [1]        (39)        (29)          38           3          14
    Add:   Periodic net coupon settlements on non-qualifying
               derivatives, after-tax [1]                              3           2            6           4           5
    ----------------------------------------------------------------------------------------------------------------------

            OPERATING INCOME [3] [4]                               $ 167       $ 157        $ 211       $ 162       $ 230
--------------------------------------------------------------------------------------------------------------------------


EFFECTIVE TAX RATE - NET INCOME [3]                                18.3%       19.2%        11.3%       18.7%       25.5%
EFFECTIVE TAX RATE - OPERATING INCOME [3]                          23.0%       23.0%         5.8%       19.0%       25.1%
--------------------------------------------------------------------------------------------------------------------------


                                                               YEAR OVER                         YEAR ENDED
                                                                 YEAR     SEQUENTIAL             DECEMBER 31,
                                                               QUARTER     QUARTER    -----------------------------------
                                                                CHANGE      CHANGE       2002        2003       CHANGE
                                                              ----------- ----------- ----------- -----------  ----------
REVENUES
    Earned premiums                                                   9%        (27%)    $ 2,697     $ 3,086         14%
    Fee income                                                       25%          8%       2,577       2,760          7%
    Net investment income [1]                                         6%          2%       1,849       2,041         10%
    Other revenues                                                   10%         (9%)        120         131          9%
    Net realized capital (losses) gains [1]                           NM          NM        (308)         40          NM
    ---------------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                           19%         (8%)      6,935       8,058         16%
-------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims and claim adjustment expenses                    5%        (22%)      4,158       4,616         11%
    Amortization of deferred policy acquisition costs and
       present value of future profits                               61%         13%         628         769         22%
    Insurance operating costs and expenses                            6%          8%       1,438       1,535          7%
    Other expenses [2]                                                 -        (68%)        144         189         31%
    ---------------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                              10%        (15%)      6,368       7,109         12%
-------------------------------------------------------------------------------------------------------------------------

NET INCOME
            INCOME BEFORE INCOME TAXES                              110%         62%         567         949         67%
    Income tax expense [3]                                          193%        122%          10         180          NM
    ---------------------------------------------------------------------------------------------------------------------
            NET INCOME                                               91%         48%         557         769         38%

    Less:  Net realized capital (losses) gains, after-tax [1]         NM          NM        (190)         26          NM
    Add:   Periodic net coupon settlements on non-qualifying
               derivatives, after-tax [1]                            67%         25%           6          17        183%
    ---------------------------------------------------------------------------------------------------------------------

            OPERATING INCOME [3] [4]                                 38%         42%       $ 753       $ 760          1%
-------------------------------------------------------------------------------------------------------------------------


EFFECTIVE TAX RATE - NET INCOME [3]                                  7.2         6.8        1.8%       19.0%        17.2
EFFECTIVE TAX RATE - OPERATING INCOME [3]                            2.1         6.1       14.8%       18.7%         3.9
-------------------------------------------------------------------------------------------------------------------------

[1] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[2] The third quarter ended September 30, 2003 includes $62 of before-tax expense related to the Bancorp litigation dispute.
[3] The year ended December 31, 2002 includes a $76 tax benefit and the quarter ended June 30, 2003 and the year ended December 31, 2003 include a $30 tax benefit primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.
[4] The third quarter ended September 30, 2003 includes $40 of after-tax expense related to Bancorp litigation dispute.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                        TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA


                                                      4Q           1Q           2Q            3Q           4Q
TOTAL ASSETS UNDER MANAGEMENT                        2002         2003         2003          2003         2003
                                                  -----------  -----------  ------------  -----------  -----------
        Assets
            General account                      $    42,716  $    45,060 $      47,218 $     48,028 $     50,959
            Separate account                         107,078      108,068       122,556      125,110      136,633
        -----------------------------------------------------------------------------------------------------------

                  TOTAL ASSETS                       149,794      153,128       169,774      173,138      187,592

        Mutual fund assets                            15,321       15,045        17,862       18,900       22,462
        -----------------------------------------------------------------------------------------------------------

                  TOTAL ASSETS UNDER MANAGEMENT  $   165,115  $   168,173 $     187,636 $    192,038 $    210,054
-------------------------------------------------------------------------------------------------------------------

JAPAN
        ACCOUNT VALUE
        Yen(Y)                                  (Y)  204,556 (Y)  273,880 (Y)   373,611 (Y)  535,180 (Y)  666,878
        U.S.$                                    $     1,722  $     2,319  $      3,119  $     4,800  $     6,220
                                                -------------------------------------------------------------------

        SALES
        Yen(Y)                                  (Y)   92,153 (Y)   83,068 (Y)    71,408 (Y)  149,326 (Y)  126,708
        U.S.$                                    $       757  $       700  $        600  $     1,276  $     1,159
-------------------------------------------------------------------------------------------------------------------

                                                  YEAR OVER                                 YEAR ENDED
                                                    YEAR       SEQUENTIAL                   DECEMBER 31,
                                                   QUARTER      QUARTER       ---------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                      CHANGE        CHANGE          2002           2003        CHANGE
                                                 ------------  -----------    -----------    -----------  -----------
        Assets
            General account                              19%           6%
            Separate account                             28%           9%
        -------------------------------------------------------------------------------------------------------------

                  TOTAL ASSETS                           25%           8%

        Mutual fund assets                               47%          19%
        -------------------------------------------------------------------------------------------------------------

                  TOTAL ASSETS UNDER MANAGEMENT          27%           9%
---------------------------------------------------------------------------------------------------------------------

JAPAN
        ACCOUNT VALUE
        Yen(Y)                                           NM           25%
        U.S.$                                            NM           30%
                                                ---------------------------------------------------------------------

        SALES
        Yen(Y)                                           37%         (15%)  (Y)  176,485   (Y)  430,510        144%
        U.S.$                                            53%          (9%)   $     1,433    $     3,735        161%
---------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                     CONSOLIDATED BALANCE SHEETS




                                                                 4Q                 1Q                 2Q                3Q
                                                                2002               2003               2003             2003
                                                          -----------------  -----------------  ----------------- -----------------
   Investments
     Fixed maturities, available-for-sale, at fair value          $ 29,377           $ 31,676           $ 34,060          $ 35,237
     Equity securities, available-for-sale, at fair value              458                410                452               424
     Policy loans, at outstanding balance                            2,934              2,876              2,889             2,533
     Other investments                                               1,122              1,071                937               891
-----------------------------------------------------------------------------------------------------------------------------------
          Total investments                                         33,891             36,033             38,338            39,085

   Cash                                                                179                289                190               293
   Premiums receivable and agents' balances                            208                191                192               205
   Reinsurance recoverables                                            796                865                797               686
   Deferred policy acquisition costs and present
     value of future profits                                         5,758              5,904              5,927             6,265
   Deferred income taxes                                              (274)              (347)              (562)             (479)
   Goodwill                                                            796                796                796               796
   Other assets                                                      1,362              1,329              1,540             1,177
   Separate account assets                                         107,078            108,068            122,556           125,110

-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL ASSETS                                           $ 149,794          $ 153,128          $ 169,774         $ 173,138
-----------------------------------------------------------------------------------------------------------------------------------

   Future policy benefits, unpaid claims and
     claim adjustment expenses                                     $ 8,583            $ 8,735            $ 8,928           $ 9,362
   Other policyholder funds and benefits payable                    23,957             25,252             26,255            26,241
   Unearned premiums                                                    54                 52                 51                63
   Debt [1]                                                          1,575              1,575              1,725             1,805
   Other liabilities                                                 2,858              3,555              3,762             4,150
   Separate account liabilities                                    107,078            108,068            122,556           125,110
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                                        144,105            147,237            163,277           166,731
-----------------------------------------------------------------------------------------------------------------------------------

   Equity excluding AOCI, net of tax                                 4,980              5,089              5,314             5,458
   AOCI, net of tax                                                    709                802              1,183               949
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                                 5,689              5,891              6,497             6,407
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 149,794          $ 153,128          $ 169,774         $ 173,138
-----------------------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC                 262%
Hartford Life Insurance Company NAIC RBC                              328%
Hartford Life and Annuity Insurance Company NAIC RBC                  343%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR OVER
                                                                                 YEAR      SEQUENTIAL
                                                                  4Q            QUARTER      QUARTER
                                                                 2003           CHANGE       CHANGE
                                                           ------------------ -----------  -----------
   Investments
     Fixed maturities, available-for-sale, at fair value            $ 37,462         28%           6%
     Equity securities, available-for-sale, at fair value                357        (22%)        (16%)
     Policy loans, at outstanding balance                              2,512        (14%)         (1%)
     Other investments                                                   823        (27%)         (8%)
------------------------------------------------------------------------------------------------------
          Total investments                                           41,154         21%           5%

   Cash                                                                  265         48%         (10%)
   Premiums receivable and agents' balances                              335         61%          63%
   Reinsurance recoverables                                              604        (24%)        (12%)
   Deferred policy acquisition costs and present
     value of future profits                                           6,623         15%           6%
   Deferred income taxes                                                (486)       (77%)         (1%)
   Goodwill                                                              796           -            -
   Other assets                                                        1,668         22%          42%
   Separate account assets                                           136,633         28%           9%

------------------------------------------------------------------------------------------------------
          TOTAL ASSETS                                             $ 187,592         25%           8%
------------------------------------------------------------------------------------------------------

   Future policy benefits, unpaid claims and
     claim adjustment expenses                                      $ 11,411         33%          22%
   Other policyholder funds and benefits payable                      26,186          9%            -
   Unearned premiums                                                      58          7%          (8%)
   Debt [1]                                                            1,805         15%            -
   Other liabilities                                                   4,440         55%           7%
   Separate account liabilities                                      136,633         28%           9%
------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                                          180,533         25%           8%
------------------------------------------------------------------------------------------------------

   Equity excluding AOCI, net of tax                                   6,198         24%          14%
   AOCI, net of tax                                                      861         21%          (9%)
------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                                   7,059         24%          10%
------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 187,592         25%           8%
------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC
Hartford Life Insurance Company NAIC RBC
Hartford Life and Annuity Insurance Company NAIC RBC
------------------------------------------------------------------------------------------------------

[1] Includes junior subordinated debentures.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                     DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

                                                                              OTHER
                                                                 INDIVIDUAL INVESTMENT INDIVIDUAL   GROUP
                                                                  ANNUITY    PRODUCTS    LIFE      BENEFITS
                                                                 ---------- ---------- ----------  ---------


BALANCE, DECEMBER 31, 2002                                         $ 3,691      $ 226    $ 1,656       $ 43
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                         154         85        118          -
Balance excluding adjustments to unrealized gains and losses on  -------------------------------------------
   securities available - for - sale and other                     $ 3,845      $ 311    $ 1,774       $ 43
Capitalization                                                         205         34         51          7
Amortization - Deferred Policy Acquisition Costs                       (84)       (22)       (40)        (4)
Amortization - Present Value of Future Profits                          (3)         -         (6)         -
Amortization - Realized Capital Gains                                    -          -          -          -
                                                                 -------------------------------------------
Balance, March 31, 2003                                            $ 3,963      $ 323    $ 1,779       $ 46
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                        (172)       (92)      (128)         -
------------------------------------------------------------------------------------------------------------

BALANCE, MARCH 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER     $ 3,791      $ 231    $ 1,651       $ 46
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                         172         92        128          -
Balance excluding adjustments to unrealized gains and losses on  -------------------------------------------
   securities available - for - sale and other                     $ 3,963      $ 323    $ 1,779       $ 46
Capitalization                                                         250         40         52          4
Amortization - Deferred Policy Acquisition Costs                       (98)       (20)       (37)        (5)
Amortization - Present Value of Future Profits                          (3)         -         (6)         -
Amortization - Realized Capital (Losses)                                 -          -          -          -
                                                                 -------------------------------------------
Balance, June 30, 2003                                             $ 4,112      $ 343    $ 1,788       $ 45
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                        (298)      (119)      (162)         -
------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER     $ 3,814      $ 224    $ 1,626       $ 45
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                         298        119        162          -
Balance excluding adjustments to unrealized gains and losses on  -------------------------------------------
   securities available - for - sale and other                     $ 4,112      $ 343    $ 1,788       $ 45
Capitalization                                                         256         41         57          6
Amortization - Deferred Policy Acquisition Costs                      (119)       (20)       (39)        (4)
Amortization - Present Value of Future Profits                          (6)         -         (3)         -
Amortization - Realized Capital (Losses)                                 -          -          -          -
                                                                 -------------------------------------------
Balance, September 30, 2003                                        $ 4,243      $ 364    $ 1,803       $ 47
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                        (234)      (103)      (142)         -
------------------------------------------------------------------------------------------------------------

BALANCE, SEPTEMBER 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER     $ 4,009      $ 261    $ 1,661       $ 47
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                         234        103        142          -
Balance excluding adjustments to unrealized gains and losses on  -------------------------------------------
   securities available - for - sale and other                     $ 4,243      $ 364    $ 1,803       $ 47
Capitalization                                                         254         48         73          6
Acquisition of Hartford Life Group Insurance Company                     -          -          -         53
Amortization - Deferred Policy Acquisition Costs                      (133)       (30)       (37)        (5)
Amortization - Present Value of Future Profits                          (4)         -         (8)         -
Amortization - Realized Capital Gains                                    -          -          -          -
                                                                 -------------------------------------------
Balance, December 31, 2003                                         $ 4,360      $ 382    $ 1,831      $ 101
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                        (190)       (95)      (131)         -
------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER     $ 4,170      $ 287    $ 1,700      $ 101
------------------------------------------------------------------------------------------------------------


                                                                CORPORATE
                                                                OWNED LIFE               OTHER
                                                                INSURANCE    JAPAN       LIFE       TOTAL
                                                                ---------- ----------  ---------- ----------


BALANCE, DECEMBER 31, 2002                                           $ 12      $ 123         $ 7    $ 5,758
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -        357
Balance excluding adjustments to unrealized gains and losses on -------------------------------------------
   securities available - for - sale and other                       $ 12      $ 123         $ 7    $ 6,115
Capitalization                                                          1         44           -        342
Amortization - Deferred Policy Acquisition Costs                        -         (4)          -       (154)
Amortization - Present Value of Future Profits                          -          -           -         (9)
Amortization - Realized Capital Gains                                   -          -           2          2
                                                                --------------------------------------------
Balance, March 31, 2003                                              $ 13      $ 163         $ 9    $ 6,296
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -       (392)
------------------------------------------------------------------------------------------------------------

BALANCE, MARCH 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER       $ 13      $ 163         $ 9    $ 5,904
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -        392
Balance excluding adjustments to unrealized gains and losses on -------------------------------------------
   securities available - for - sale and other                       $ 13      $ 163         $ 9    $ 6,296
Capitalization                                                          -         40           -        386
Amortization - Deferred Policy Acquisition Costs                        -         (6)          -       (166)
Amortization - Present Value of Future Profits                          -          -           -         (9)
Amortization - Realized Capital (Losses)                                -          -          (1)        (1)
                                                                --------------------------------------------
Balance, June 30, 2003                                               $ 13      $ 197         $ 8    $ 6,506
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -       (579)
------------------------------------------------------------------------------------------------------------

BALANCE, JUNE 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER       $ 13      $ 197         $ 8    $ 5,927
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -        579
Balance excluding adjustments to unrealized gains and losses on --------------------------------------------
   securities available - for - sale and other                       $ 13      $ 197         $ 8    $ 6,506
Capitalization                                                          -         81           -        441
Amortization - Deferred Policy Acquisition Costs                        -        (11)          -       (193)
Amortization - Present Value of Future Profits                          -          -           -         (9)
Amortization - Realized Capital (Losses)                                -          -          (1)        (1)
                                                                --------------------------------------------
Balance, September 30, 2003                                          $ 13      $ 267         $ 7    $ 6,744
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -       (479)
------------------------------------------------------------------------------------------------------------

BALANCE, SEPTEMBER 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER       $ 13      $ 267         $ 7    $ 6,265
------------------------------------------------------------------------------------------------------------

Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -        479
Balance excluding adjustments to unrealized gains and losses on --------------------------------------------
   securities available - for - sale and other                       $ 13      $ 267         $ 7    $ 6,744
Capitalization                                                          1         75           -        457
Acquisition of Hartford Life Group Insurance Company                    -          -           -         53
Amortization - Deferred Policy Acquisition Costs                       (1)       (11)          -       (217)
Amortization - Present Value of Future Profits                          -          -           -        (12)
Amortization - Realized Capital Gains                                   -          -          14         14
                                                                --------------------------------------------
Balance, December 31, 2003                                           $ 13      $ 331        $ 21    $ 7,039
Adjustments to unrealized gains and losses on
   securities available - for - sale and other                          -          -           -       (416)
------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
   GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER       $ 13      $ 331        $ 21    $ 6,623
------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                        REINSURANCE RECOVERABLE ANALYSIS
                            AS OF SEPTEMBER 30, 2003


STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE

   Gross statutory reinsurance reserve credit                           $ 1,705
   Liability for reinsurance in unauthorized companies                       (3)
   -----------------------------------------------------------------------------
   Net statutory reinsurance reserve credit                             $ 1,702
   -----------------------------------------------------------------------------

   Statutory amounts recoverable from reinsurers                          $ 171
   -----------------------------------------------------------------------------


The top ten reinsurers represent $1,648 or 88% of the total statutory reserve credit and amounts recoverable.
o 18% of this amount is with reinsurers rated "A++" by A.M. Best at January 13, 2004.
o 26% of this amount is with reinsurers rated "A+" by A.M. Best at January 13, 2004.
o 2% of this amount is with reinsurers rated "A" by A.M. Best at January 13, 2004.
o 46% of this amount is with reinsurers rated "A-" by A.M. Best at January 13, 2004.
o 8% of this amount is with reinsurers rated "B+" by A.M. Best at January 13, 2004.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION



                                                                      SEPTEMBER 30, 2003            DECEMBER 31, 2002
                                                                   --------------------------   --------------------------

 Statutory Capital and Surplus                                                       $ 3,626                      $ 3,019
 GAAP Adjustments
        Investment in subsidiaries                                                    (2,086)                      (1,769)
        Deferred policy acquisition costs                                              6,265                        5,758
        Deferred taxes                                                                  (671)                        (445)
        Benefit reserves                                                              (3,244)                      (2,887)
        Unrealized gains on investments, net of impairments                            1,901                        1,334
        Asset valuation reserve and interest maintenance reserve                         430                          200
        Goodwill                                                                         476                          559
        Other, net                                                                      (290)                         (80)
--------------------------------------------------------------------------------------------------------------------------
 GAAP STOCKHOLDERS' EQUITY                                                           $ 6,407                      $ 5,689
--------------------------------------------------------------------------------------------------------------------------

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                               INVESTMENT PRODUCTS
                                     INCOME STATEMENTS - INDIVIDUAL ANNUITY



                                                             4Q         1Q         2Q        3Q         4Q
REVENUES                                                    2002       2003       2003      2003       2003
                                                          ---------  ---------  ---------  --------  ---------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                           $ 233      $ 231      $ 259     $ 296      $ 326
    Other fees                                                  40         38         33        28         32
    ----------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                      273        269        292       324        358

    Gross MVA/MGLI spread income                                25         22         27        30         30
    Investment expenses                                         (2)        (2)        (2)       (1)        (3)
    ----------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                 23         20         25        29         27

    Direct premiums                                             21         28         30        20         18
    Reinsurance premiums                                       (28)       (37)       (32)      (29)       (32)
    ----------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS          289        280        315       344        371

   NET INVESTMENT INCOME
    Gross investment income on G/A assets [1]                  113        117        128       129        126
    Investment expenses                                         (1)        (1)        (1)       (1)        (1)
    ----------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   112        116        127       128        125
    Net investment income on assigned capital                   14         14         16        16         18
    Charge for invested capital                                (32)       (30)       (31)      (36)       (36)
    ----------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       94        100        112       108        107
   Net realized capital gains (losses) [1]                       3          5          3         2          3
   -----------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                   386        385        430       454        481

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                              16         17         14        12          8
    Other contract benefits                                     28         29         27        22         24
    Change in reserve                                            5         12         16        10          7
    Interest credited on G/A assets                             75         77         83        84         77
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                        124        135        140       128        116

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                         232        230        281       286        290
    Operating expenses                                          50         45         49        46         50
    Premium taxes, licenses and fees                             3          4          3         3          2
    Other miscellaneous expenses                                 2          2          1         2          -
    ----------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                   287        281        334       337        342
    Deferred policy acquisition costs                         (205)      (205)      (250)     (256)      (254)
    ----------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                    82         76         84        81         88
    Amortization of deferred policy acquisition costs and
    present value of future profits                             84         87        101       125        137
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                      290        298        325       334        341
         INCOME BEFORE INCOME TAX EXPENSE                       96         87        105       120        140
    Income tax expense (benefit)                                18         16         (7)       22         29
    ----------------------------------------------------------------------------------------------------------
              NET INCOME                                      $ 78       $ 71      $ 112      $ 98       $111
    ----------------------------------------------------------------------------------------------------------


                                                            YEAR OVER                      YEAR ENDED
                                                              YEAR    SEQUENTIAL           DECEMBER 31,
                                                             QUARTER    QUARTER    ------------------------------
REVENUES                                                     CHANGE      CHANGE      2002       2003     CHANGE
                                                           ----------  ----------  ---------  ---------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                               40%         10%    $ 1,011    $ 1,112       10%
    Other fees                                                  (20%)        14%        157        131      (17%)
    -------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                        31%         10%      1,168      1,243        6%

    Gross MVA/MGLI spread income                                 20%           -        101        109        8%
    Investment expenses                                         (50%)         NM         (7)        (8)     (14%)
    -------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                  17%         (7%)        94        101        7%

    Direct premiums                                             (14%)       (10%)        87         96       10%
    Reinsurance premiums                                        (14%)       (10%)      (113)      (130)     (15%)
    -------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS            28%          8%      1,236      1,310        6%

   NET INVESTMENT INCOME
    Gross investment income on G/A assets [1]                    12%         (2%)       377        500       33%
    Investment expenses                                            -           -         (3)        (4)     (33%)
    -------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                     12%         (2%)       374        496       33%
    Net investment income on assigned capital                    29%         13%         56         64       14%
    Charge for invested capital                                 (13%)          -       (134)      (133)       1%
    -------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                        14%         (1%)       296        427       44%
   Net realized capital gains (losses) [1]                         -         50%          7         13       86%
   --------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                     25%          6%      1,539      1,750       14%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                              (50%)       (33%)        49         51        4%
    Other contract benefits                                     (14%)         9%         98        102        4%
    Change in reserve                                            40%        (30%)        29         45       55%
    Interest credited on G/A assets                               3%         (8%)       259        321       24%
    -------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          (6%)        (9%)       435        519       19%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                           25%          1%        784      1,087       39%
    Operating expenses                                             -          9%        195        190       (3%)
    Premium taxes, licenses and fees                            (33%)       (33%)        11         12        9%
    Other miscellaneous expenses                               (100%)      (100%)         9          5      (44%)
    -------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                     19%          1%        999      1,294       30%
    Deferred policy acquisition costs                           (24%)         1%       (682)      (965)     (41%)
    -------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                      7%          9%        317        329        4%
    Amortization of deferred policy acquisition costs and
    present value of future profits                              63%         10%        370        450       22%
    -------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                        18%          2%      1,122      1,298       16%
         INCOME BEFORE INCOME TAX EXPENSE                        46%         17%        417        452        8%
    Income tax expense (benefit)                                 61%         32%         84         60      (29%)
    -------------------------------------------------------------------------------------------------------------
              NET INCOME                                         42%         13%      $ 333       $392       18%
    -------------------------------------------------------------------------------------------------------------

[1]  Prior  periods  reflect  the   reclassification   of  periodic  net  coupon
     settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           LIFE
                                                    INVESTMENT PRODUCTS
                                                 INCOME STATEMENTS - OTHER

                                                             4Q         1Q        2Q         3Q         4Q
REVENUES                                                    2002       2003      2003       2003       2003
                                                          ---------  ---------  --------   --------   --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                            $ 15       $ 16      $ 18       $ 21       $ 24
    Other fees                                                  67         68        76         85         92
    -----------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                       82         84        94        106        116

    Direct premiums                                             98        100       145        402        151
    Reinsurance premiums                                         -          -         -          -          -
    -----------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS          180        184       239        508        267

   NET INVESTMENT INCOME
    Gross investment income on G/A assets [1]                  201        199       200        212        221
    Investment expenses                                         (3)        (3)       (3)        (3)        (3)
    -----------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   198        196       197        209        218
    Net investment income on assigned capital                    5          5         6          6          6
    Charge for invested capital                                  -          1         -          1          1
    -----------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                      203        202       203        216        225
   Net realized capital gains (losses) [1]                       1          2         5          4          3
   ------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                   384        388       447        728        495

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Other contract benefits                                     71         73        72         74         66
    Change in reserve                                           86         85       133        392        144
    Interest credited on G/A assets                            105        101       106        113        115
    -----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                        262        259       311        579        325

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                          51         52        63         67         81
    Operating expenses                                          53         47        52         57         60
    Other miscellaneous expenses                                 1          3         2          1          1
    -----------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                   105        102       117        125        142
    Deferred policy acquisition costs                          (28)       (34)      (40)       (41)       (48)
    -----------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                    77         68        77         84         94
    Amortization of deferred policy acquisition costs and
    present value of future profits                             18         22        20         20         30
    -----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                      357        349       408        683        449
         INCOME BEFORE INCOME TAX EXPENSE                       27         39        39         45         46
    Income tax expense                                           8         12        10         14         15
    -----------------------------------------------------------------------------------------------------------
              NET INCOME                                      $ 19       $ 27      $ 29       $ 31       $ 31
    -----------------------------------------------------------------------------------------------------------


                                                           YEAR OVER                             YEAR ENDED
                                                              YEAR       SEQUENTIAL             DECEMBER 31,
                                                            QUARTER       QUARTER     -----------------------------------
REVENUES                                                     CHANGE        CHANGE        2002         2003       CHANGE
                                                           -----------   -----------  -----------  -----------   --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                60%           14%         $ 65         $ 79        22%
    Other fees                                                    37%            8%          304          321         6%
    ---------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                         41%            9%          369          400         8%

    Direct premiums                                               54%          (62%)         424          798        88%
    Reinsurance premiums                                            -             -           (1)           -       100%
    ---------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS             48%          (47%)         792        1,198        51%

   NET INVESTMENT INCOME
    Gross investment income on G/A assets [1]                     10%            4%          767          832         8%
    Investment expenses                                             -             -          (11)         (12)       (9%)
    ---------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                      10%            4%          756          820         8%
    Net investment income on assigned capital                     20%             -           20           23        15%
    Charge for invested capital                                     -             -           (2)           3         NM
    ---------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                         11%            4%          774          846         9%
   Net realized capital gains (losses) [1]                         NM          (25%)           2           14         NM
   ----------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                      29%          (32%)       1,568        2,058        31%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Other contract benefits                                       (7%)         (11%)         290          285        (2%)
    Change in reserve                                             67%          (63%)         352          754       114%
    Interest credited on G/A assets                               10%            2%          377          435        15%
    ---------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                           24%          (44%)       1,019        1,474        45%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                            59%           21%          243          263         8%
    Operating expenses                                            13%            5%          199          216         9%
    Other miscellaneous expenses                                    -             -            7            7          -
    ---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                      35%           14%          449          486         8%
    Deferred policy acquisition costs                            (71%)         (17%)        (118)        (163)      (38%)
    ---------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                      22%           12%          331          323        (2%)
    Amortization of deferred policy acquisition costs and
    present value of future profits                               67%           50%           74           92        24%
    ---------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                         26%          (34%)       1,424        1,889        33%
         INCOME BEFORE INCOME TAX EXPENSE                         70%            2%          144          169        17%
    Income tax expense                                            88%            7%           45           51        13%
    ---------------------------------------------------------------------------------------------------------------------
              NET INCOME                                          63%             -         $ 99        $ 118        19%
    ---------------------------------------------------------------------------------------------------------------------

[1]  Prior  periods  reflect  the   reclassification   of  periodic  net  coupon
     settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                              INVESTMENT PRODUCTS
                                   SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                         4Q        1Q        2Q        3Q        4Q
SALES                                                   2002      2003      2003      2003      2003
                                                      --------- --------- --------- --------- ---------
    INDIVIDUAL ANNUITY
      Broker-dealer                                    $ 2,544   $ 2,521   $ 3,003   $ 2,853   $ 2,824
      Banks                                              1,030       980     1,305     1,464     1,530
      -------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION                  $3,574    $3,501    $4,308    $4,317    $4,354
      -------------------------------------------------------------------------------------------------

      Variable                                         $ 3,479   $ 3,437   $ 4,206   $ 3,954   $ 4,074
      Fixed MVA/other                                       95        64       102       363       280
      -------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                       $3,574    $3,501    $4,308    $4,317    $4,354
      -------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                  $ 832     $ 848    $1,151    $1,138    $1,634

    CORPORATE
      Annuity                                            $ 346     $ 179     $ 276     $ 337     $ 570
      Mutual funds                                           1         3         -         -         -
      -------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                               $ 347     $ 182     $ 276     $ 337     $ 570
      -------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                             $ 51      $ 77     $ 104     $ 345     $ 102
      Mutual funds                                           -         8         8         9         8
      -------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                             $ 51      $ 85     $ 112     $ 354     $ 110
      -------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                             $ 183     $ 144     $ 180     $ 172     $ 219
      Terminal funding                                      39         9        52       308        59
      Mutual funds                                          11        16        47        55       221
      GIC/other                                            166       164       809       351       562
      -------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                           $ 399     $ 333    $1,088     $ 886    $1,061
      -------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER     $ 30      $ 36      $ 49      $ 56      $ 91
    ---------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
    INDIVIDUAL ANNUITY
      Variable                                         $ 3,479   $ 3,437   $ 4,206   $ 3,954   $ 4,074
      Fixed MVA/other                                      150       140       191       452       365
      -------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                      3,629     3,577     4,397     4,406     4,439
      -------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                    832       848     1,151     1,138     1,634

    CORPORATE
      Annuity                                              295       396       327       409       440
      Mutual funds                                           5        45        52        55        63
      -------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                                 300       441       379       464       503
      -------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                              191       234       274       520       297
      Mutual funds                                           2         8         8         9         8
      -------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                              193       242       282       529       305
      -------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                               133       155       142       161       151
      Terminal funding                                      38         9        53       304        64
      Mutual funds                                          11        16        47        55       221
      GIC/other                                             64       168       931       334       472
      -------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                             246       348     1,173       854       908
      -------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER       30        36        49        56        91
    ---------------------------------------------------------------------------------------------------

                TOTAL INVESTMENT PRODUCTS               $5,230    $5,492    $7,431    $7,447    $7,880
-------------------------------------------------------------------------------------------------------


                                                       YEAR OVER                      YEAR ENDED
                                                         YEAR     SEQUENTIAL         DECEMBER 31,
                                                        QUARTER   QUARTER    -------------------------------
SALES                                                   CHANGE     CHANGE      2002       2003      CHANGE
                                                       ---------- ---------  ---------- ---------- ---------
    INDIVIDUAL ANNUITY
      Broker-dealer                                          11%       (1%)    $ 7,734   $ 11,201       45%
      Banks                                                  49%        5%       3,902      5,279       35%
      ------------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION                       22%        1%    $ 11,636   $ 16,480       42%
      ------------------------------------------------------------------------------------------------------

      Variable                                               17%        3%    $ 10,348   $ 15,671       51%
      Fixed MVA/other                                       195%      (23%)      1,288        809      (37%)
      ------------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                            22%        1%    $ 11,636   $ 16,480       42%
      ------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                      96%       44%     $ 4,778    $ 4,771         -

    CORPORATE
      Annuity                                                65%       69%     $ 1,001    $ 1,362       36%
      Mutual funds                                         (100%)        -           4          3      (25%)
      ------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                                   64%       69%     $ 1,005    $ 1,365       36%
      ------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                               100%      (70%)      $ 338      $ 628       86%
      Mutual funds                                             -      (11%)          -         33         -
      ------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                               116%      (69%)      $ 338      $ 661       96%
      ------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                                 20%       27%       $ 516      $ 715       39%
      Terminal funding                                       51%      (81%)        144        428      197%
      Mutual funds                                            NM        NM          47        339        NM
      GIC/other                                               NM       60%       1,282      1,886       47%
      ------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                              166%       20%     $ 1,989    $ 3,368       69%
      ------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER         NM       63%        $ 94      $ 232      147%
    --------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
    INDIVIDUAL ANNUITY
      Variable                                               17%        3%    $ 10,348   $ 15,671       51%
      Fixed MVA/other                                       143%      (19%)      1,445      1,148      (21%)
      ------------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                          22%        1%      11,793     16,819       43%
      ------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                      96%       44%       4,778      4,771         -

    CORPORATE
      Annuity                                                49%        8%       1,244      1,572       26%
      Mutual funds                                            NM       15%          68        215        NM
      ------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                                   68%        8%       1,312      1,787       36%
      ------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                                55%      (43%)      1,005      1,325       32%
      Mutual funds                                            NM      (11%)         45         33      (27%)
      ------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                                58%      (42%)      1,050      1,358       29%
      ------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                                 14%       (6%)        498        609       22%
      Terminal funding                                       68%      (79%)        144        430      199%
      Mutual funds                                            NM        NM          47        339        NM
      GIC/other                                               NM       41%       1,047      1,905       82%
      ------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                                NM        6%       1,736      3,283       89%
      ------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER         NM       63%          94        232      147%
    --------------------------------------------------------------------------------------------------------

                TOTAL INVESTMENT PRODUCTS                    51%        6%    $ 20,763   $ 28,250       36%
------------------------------------------------------------------------------------------------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                                   INVESTMENT PRODUCTS
                                       SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT



                                                                    4Q             1Q            2Q             3Q
                                                                   2002           2003          2003           2003
                                                               -------------  ------------- -------------  -------------
INDIVIDUAL ANNUITY
         General account                                            $ 8,583        $ 9,523       $ 9,899        $ 9,796
         Guaranteed separate account                                  9,721          9,747         9,685          9,996
         Non-guaranteed separate account                             56,604         55,379        64,751         68,719
         ---------------------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                                $ 74,908       $ 74,649      $ 84,335       $ 88,511
------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
         General account                                           $ 11,913       $ 12,350      $ 13,178       $ 14,084
         Guaranteed separate account                                    417            407           401            367
         Non-guaranteed separate account                              7,591          7,617         9,156          9,814
         ---------------------------------------------------------------------------------------------------------------
           TOTAL OTHER INVESTMENT PRODUCTS                         $ 19,921       $ 20,374      $ 22,735       $ 24,265
------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
         General account                                           $ 20,496       $ 21,873      $ 23,077       $ 23,880
         Guaranteed separate account                                 10,138         10,154        10,086         10,363
         Non-guaranteed separate account                             64,195         62,996        73,907         78,533
         ---------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PRODUCTS                               $ 94,829       $ 95,023      $ 107,070      $ 112,776
------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
         INDIVIDUAL ANNUITY
           Individual Variable Annuities
             General account                                        $ 7,702        $ 8,620       $ 8,959        $ 8,816
             Separate account                                        56,641         55,427        64,789         68,756
             -----------------------------------------------------------------------------------------------------------
             Total individual variable annuities                     64,343         64,047        73,748         77,572

           Fixed MVA & other individual annuities                    10,565         10,602        10,587         10,939
           -------------------------------------------------------------------------------------------------------------
             TOTAL INDIVIDUAL ANNUITY                                74,908         74,649        84,335         88,511
           -------------------------------------------------------------------------------------------------------------

         CORPORATE - ANNUITY                                          2,972          3,212         3,700          4,044

         GOVERNMENTAL - ANNUITY                                       7,211          7,199         7,811          8,319

         INSTITUTIONAL
           Structured settlements                                     2,686          2,838         2,979          3,140
           Terminal funding                                           1,978          1,975         2,047          2,333
           Other                                                      1,741          1,681         2,151          2,168
           GIC                                                        3,333          3,469         4,047          4,261
           -------------------------------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL                                      9,738          9,963        11,224         11,902
           -------------------------------------------------------------------------------------------------------------

             TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                 94,829         95,023       107,070        112,776

         SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                     -              7            20             30

         MUTUAL FUND ASSETS
           Retail mutual fund assets                                 14,079         13,742        16,290         17,208
           Corporate mutual fund assets                                 393            394           471            502
           Governmental mutual fund assets                              642            609           684            695
           Specialty Product/Other mutual fund assets                     -             84           104            122
           Institutional mutual fund assets                             120            108           166            196
           529 College Savings Plan assets                               87            108           147            177
           -------------------------------------------------------------------------------------------------------------
             TOTAL MUTUAL FUND ASSETS                                15,321         15,045        17,862         18,900
           -------------------------------------------------------------------------------------------------------------

             TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT    $ 110,150      $ 110,075     $ 124,952      $ 131,706
------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR OVER
                                                                                 YEAR     SEQUENTIAL
                                                                     4Q         QUARTER    QUARTER
                                                                    2003        CHANGE     CHANGE
                                                                -------------  ---------- ----------
INDIVIDUAL ANNUITY
         General account                                             $ 9,351          9%        (5%)
         Guaranteed separate account                                  10,239          5%         2%
         Non-guaranteed separate account                              78,126         38%        14%
         -------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                                 $ 97,716         30%        10%
----------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
         General account                                            $ 14,755         24%         5%
         Guaranteed separate account                                     343        (18%)       (7%)
         Non-guaranteed separate account                              11,133         47%        13%
         -------------------------------------------------------------------------------------------
           TOTAL OTHER INVESTMENT PRODUCTS                          $ 26,231         32%         8%
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
         General account                                            $ 24,106         18%         1%
         Guaranteed separate account                                  10,582          4%         2%
         Non-guaranteed separate account                              89,259         39%        14%
         -------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PRODUCTS                                $ 123,947        31%        10%
----------------------------------------------------------------------------------------------------

BY PRODUCT
         INDIVIDUAL ANNUITY
           Individual Variable Annuities
             General account                                         $ 8,345          8%        (5%)
             Separate account                                         78,156         38%        14%
             ---------------------------------------------------------------------------------------
             Total individual variable annuities                      86,501         34%        12%

           Fixed MVA & other individual annuities                     11,215          6%         3%
           -----------------------------------------------------------------------------------------
             TOTAL INDIVIDUAL ANNUITY                                 97,716         30%        10%
           -----------------------------------------------------------------------------------------

         CORPORATE - ANNUITY                                           4,606         55%        14%

         GOVERNMENTAL - ANNUITY                                        8,965         24%         8%

         INSTITUTIONAL
           Structured settlements                                      3,285         22%         5%
           Terminal funding                                            2,395         21%         3%
           Other                                                       2,303         32%         6%
           GIC                                                         4,677         40%        10%
           -----------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL                                      12,660         30%         6%
           -----------------------------------------------------------------------------------------

             TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                 123,947         31%        10%

         SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                     48           -        60%

         MUTUAL FUND ASSETS
           Retail mutual fund assets                                  20,301         44%        18%
           Corporate mutual fund assets                                  585         49%        17%
           Governmental mutual fund assets                               770         20%        11%
           Specialty Product/Other mutual fund assets                    109           -       (11%)
           Institutional mutual fund assets                              438          NM       123%
           529 College Savings Plan assets                               259        198%        46%
           -----------------------------------------------------------------------------------------
             TOTAL MUTUAL FUND ASSETS                                 22,462         47%        19%
           -----------------------------------------------------------------------------------------

             TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT     $ 146,457         33%        11%
----------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                               SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

                                                                                          4Q              1Q               2Q
                                                                                         2002            2003             2003
                                                                                    ---------------  --------------  ---------------

VARIABLE ANNUITIES                                                BEGINNING BALANCE       $ 59,618        $ 64,343         $ 64,047
                         Sales/premiums/other deposits                                       3,479           3,437            4,206
                         Surrenders                                                         (1,859)         (1,800)          (1,467)
                         Death benefits/annuitizations/other                                  (249)           (307)            (297)
                         Net exchanges                                                          11               8               23
                         -----------------------------------------------------------------------------------------------------------
                              Net Flows                                                      1,382           1,338            2,465
                         Change in market value/change in reserve/interest credited          3,343          (1,634)           7,236
                         -----------------------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $64,343         $64,047          $73,748

------------------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                               BEGINNING BALANCE       $ 10,513        $ 10,565         $ 10,602
                         Sales/premiums/other deposits                                         150             140              191
                         Surrenders                                                           (163)           (152)            (239)
                         Death benefits/annuitizations/other                                   (92)            (99)            (113)
                         Net exchanges                                                         (10)             (7)             (21)
                         -----------------------------------------------------------------------------------------------------------
                              Net Flows                                                       (115)           (118)            (182)
                         Change in market value/change in reserve/interest credited            167             155              167
                         -----------------------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $10,565         $10,602          $10,587

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                          BEGINNING BALANCE       $ 70,131        $ 74,908         $ 74,649
                         Sales/premiums/other deposits                                       3,629           3,577            4,397
                         Surrenders                                                         (2,022)         (1,952)          (1,706)
                         Death benefits/annuitizations/other                                  (341)           (406)            (410)
                         Net exchanges                                                           1               1                2
                         -----------------------------------------------------------------------------------------------------------
                              Net Flows                                                      1,267           1,220            2,283
                         Change in market value/change in reserve/interest credited          3,510          (1,479)           7,403
                         -----------------------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $74,908         $74,649          $84,335

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          3Q               4Q
                                                                                         2003             2003
                                                                                    ---------------  ---------------

VARIABLE ANNUITIES                                                BEGINNING BALANCE       $ 73,748         $ 77,572
                         Sales/premiums/other deposits                                       3,954            4,074
                         Surrenders                                                         (1,427)          (2,163)
                         Death benefits/annuitizations/other                                  (270)            (278)
                         Net exchanges                                                          11                5
                         -------------------------------------------------------------------------------------------
                              Net Flows                                                      2,268            1,638
                         Change in market value/change in reserve/interest credited          1,556            7,291
                         -------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $77,572          $86,501

--------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                               BEGINNING BALANCE       $ 10,587         $ 10,939
                         Sales/premiums/other deposits                                         452              365
                         Surrenders                                                           (149)            (159)
                         Death benefits/annuitizations/other                                   (98)             (93)
                         Net exchanges                                                         (11)              (4)
                         -------------------------------------------------------------------------------------------
                              Net Flows                                                        194              109
                         Change in market value/change in reserve/interest credited            158              167
                         -------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $10,939          $11,215

--------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                          BEGINNING BALANCE       $ 84,335         $ 88,511
                         Sales/premiums/other deposits                                       4,406            4,439
                         Surrenders                                                         (1,576)          (2,322)
                         Death benefits/annuitizations/other                                  (368)            (371)
                         Net exchanges                                                           -                1
                         -------------------------------------------------------------------------------------------
                              Net Flows                                                      2,462            1,747
                         Change in market value/change in reserve/interest credited          1,714            7,458
                         -------------------------------------------------------------------------------------------
                                                                     ENDING BALANCE        $88,511          $97,716

--------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                                 SUPPLEMENTAL DATA - OTHER - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]





                                                                                            4Q             1Q             2Q
                                                                                           2002           2003           2003
                                                                                      ---------------  -------------- --------------
OTHER INVESTMENT PRODUCTS     ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                        BEGINNING BALANCE       $ 19,368        $ 19,921       $ 20,374
                                Sales/premiums/other deposits                                    721             962          1,727
                                Surrenders                                                      (595)           (348)          (411)
                                Death benefits/annuitizations/other                             (128)           (122)          (115)
                                ----------------------------------------------------------------------------------------------------
                                     Net Flows                                                    (2)            492          1,201
                                Change in market value/change in reserve/interest credited       555             (39)         1,160
                                ----------------------------------------------------------------------------------------------------
                                                                       ENDING BALANCE        $19,921         $20,374        $22,735

------------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS           ASSET ROLLFORWARD
                                                                    BEGINNING BALANCE       $ 12,967        $ 14,079       $ 13,742
                                Sales                                                            832             848          1,151
                                Redemptions                                                     (705)           (716)          (615)
                                ----------------------------------------------------------------------------------------------------
                                     Net sales                                                   127             132            536
                                Change in market value                                           935            (469)         2,012
                                Other                                                             50               -              -
                                ----------------------------------------------------------------------------------------------------
                                                                       ENDING BALANCE        $14,079         $13,742        $16,290
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  3Q             4Q
                                                                                                  2003           2003
                                                                                            -------------- --------------
OTHER INVESTMENT PRODUCTS     ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                        BEGINNING BALANCE            $ 22,735       $ 24,265
                                Sales/premiums/other deposits                                       1,728          1,424
                                Surrenders                                                           (406)          (612)
                                Death benefits/annuitizations/other                                  (115)          (100)
                                -----------------------------------------------------------------------------------------
                                     Net Flows                                                      1,207            712
                                Change in market value/change in reserve/interest credited            323          1,254
                                -----------------------------------------------------------------------------------------
                                                                       ENDING BALANCE             $24,265        $26,231

-------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS           ASSET ROLLFORWARD
                                                                    BEGINNING BALANCE            $ 16,290       $ 17,208
                                Sales                                                               1,138          1,634
                                Redemptions                                                          (654)          (631)
                                -----------------------------------------------------------------------------------------
                                     Net sales                                                        484          1,003
                                Change in market value                                                444          2,090
                                Other                                                                 (10)             -
                                -----------------------------------------------------------------------------------------
                                                                       ENDING BALANCE             $17,208        $20,301
-------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                                        SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS


                                                                                             AS OF DECEMBER 31, 2003
                                                                         ---------------------------------------------------------
                                                                             ACCOUNT      NET AMT AT        % OF NAR     RETAINED
  BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE                    VALUE          RISK           REINSURED       NAR
                                                                         ------------ ---------------- --------------- -----------
  Maximum anniversary value (MAV) [1]
     MAV only                                                               $ 62,389          $ 9,424          89%        $ 1,016
     with 5% rollup [2]                                                        4,654              695          82%            122
     with Earnings Protection Benefit Rider (EPB)                              3,042              120          70%             36
     with 5% rollup & EPB                                                      1,466              105          83%             18
     -----------------------------------------------------------------------------------------------------------------------------
     Total MAV                                                                71,551           10,344          88%          1,192
  Asset Protection Benefit (APB) [3]                                           5,506                2          41%              1
  Ratchet [4] (5 years)                                                           47                4          99%              0
  Reset [5] (5-7 years)                                                        8,958            1,028           0%          1,027
  Return of Premium [6]/Other                                                    438               10           0%             10
  --------------------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                  $ 86,500         $ 11,388          81%        $ 2,230
----------------------------------------------------------------------------------------------------------------------------------

                                                                AS OF        AS OF            AS OF        AS OF          AS OF
                                                            DECEMBER 31,   MARCH 31,        JUNE 30,   SEPTEMBER 30,   DECEMBER 31,
  OTHER DATA                                                    2002         2003             2003          2003           2003
                                                           ------------- ------------ ---------------- ------------   ------------
  S&P 500 Index Value at end of period                           879.82       848.18           974.50       995.97       1,111.92
  Total Account Value                                          $ 64,343     $ 64,047         $ 73,748     $ 77,572       $ 86,500
  Net Amount at risk                                             22,387       23,587           17,375       16,200         11,388
  Retained net amount at risk                                     4,063        4,423            3,767        3,689          2,230
  GMDB net statutory reserve [7]                                    267          286              233          205            149
  Present value of retained guaranteed death benefits               159          191              183          176            132
  95% Confidence interval of present value of retained
     guaranteed death benefits                                (86 - 349)  (108 - 396)      (121 - 387)  (110 - 368)     (88 - 282)
----------------------------------------------------------------------------------------------------------------------------------
  Embedded value of variable annuity in-force business [8]
     Value of in-force                                          $ 2,510      $ 2,332          $ 2,545      $ 2,492        $ 2,805
     Cost of capital                                               (284)        (281)            (339)        (350)          (400)
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EMBEDDED VALUE                                       $ 2,226      $ 2,051          $ 2,206      $ 2,142        $ 2,405
----------------------------------------------------------------------------------------------------------------------------------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).
[2] Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.
[3] APB: the death benefit is the greater of current account value or current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[4] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).
[5] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).
[6] Return of premium: the death benefit is the greater of current account value and net premiums paid.
[7]  No equivalent GAAP reserve is held by the Company.
[8] Significant Assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus required to support the in-force business.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                             LIFE
                                                       INDIVIDUAL LIFE
                                                      INCOME STATEMENTS



                                                                               4Q        1Q       2Q       3Q        4Q
REVENUES                                                                      2002      2003     2003     2003      2003
                                                                             --------  -------  -------  --------  -------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                              $ 10      $ 9     $ 11      $ 11     $ 13
    Cost of insurance charges                                                    105      106      107       108      110
    Other fees                                                                    60       64       64        69       67
    ----------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                                        175      179      182       188      190

    Gross MVA/MGLI spread income                                                   2        3        2         2        1
    ----------------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                                    2        3        2         2        1

    Direct premiums                                                               15       14       15        15       17
    Net reinsurance premiums                                                     (18)     (18)     (21)      (19)     (23)
    ----------------------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                                             (3)      (4)      (6)       (4)      (6)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                            174      178      178       186      185

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets                                  59       62       59        59       61
    Gross FAS 60 investment income on G/A assets                                  12       11       11        11       11
    ----------------------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS [1]                                71       73       70        70       72
    Investment expenses                                                           (1)      (1)       -        (1)      (1)
    ----------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                                      70       72       70        69       71
    Net investment income on assigned capital                                      4        4        3         4        4
    Charge for invested capital                                                  (10)     (10)     (10)      (10)     (11)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                                         64       66       63        63       64
   Realized capital (losses) gains [1]                                             -        -       (1)        -        -
   -----------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                                     238      244      240       249      249

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                                                61       61       55        62       46
    Other contract benefits                                                        5        5        6         6        6
    Change in reserve                                                              -        -       (2)        -       (1)
    Interest credited on G/A assets                                               47       46       49        49       48
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                          113      112      108       117       99

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                            45       37       37        40       54
    Operating expenses                                                            48       44       47        47       55
    Premium taxes, licenses and fees                                               7        8        7         7        8
    Dividends to policyholders                                                     -        1        -         1        1
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                                     100       90       91        95      118
    Deferred acquisition costs                                                   (57)     (51)     (52)      (57)     (73)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                                      43       39       39        38       45
    Amortization of deferred acquisition costs and present
    value of future profits                                                       32       46       43        42       45
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                                        188      197      190       197      189
         INCOME BEFORE INCOME TAX EXPENSE                                         50       47       50        52       60
    Income tax expense                                                            16       15       14        16       19
    ----------------------------------------------------------------------------------------------------------------------
              NET INCOME                                                        $ 34     $ 32     $ 36      $ 36     $ 41

    ----------------------------------------------------------------------------------------------------------------------


                                                                        YEAR OVER                      YEAR ENDED
                                                                          YEAR      SEQUENTIAL        DECEMBER 31,
                                                                         QUARTER    QUARTER    ---------------------------
REVENUES                                                                 CHANGE      CHANGE     2002     2003     CHANGE
                                                                        ----------  ---------  -------- --------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                            30%        18%      $ 41     $ 44        7%
    Cost of insurance charges                                                  5%         2%       415      431        4%
    Other fees                                                                12%        (3%)      239      264       10%
    ----------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                                      9%         1%       695      739        6%

    Gross MVA/MGLI spread income                                             (50%)      (50%)       10        8      (20%)
    ----------------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                              (50%)      (50%)       10        8      (20%)

    Direct premiums                                                           13%        13%        56       61        9%
    Net reinsurance premiums                                                 (28%)      (21%)      (64)     (81)     (27%)
    ----------------------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                                       (100%)      (50%)       (8)     (20)    (150%)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                          6%        (1%)      697      727        4%

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets                               3%         3%       245      241       (2%)
    Gross FAS 60 investment income on G/A assets                              (8%)         -        44       44         -
    ----------------------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS [1]                             1%         3%       289      285       (1%)
    Investment expenses                                                         -          -        (3)      (3)        -
    ----------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                                   1%         3%       286      282       (1%)
    Net investment income on assigned capital                                   -          -        15       15         -
    Charge for invested capital                                              (10%)      (10%)      (39)     (41)      (5%)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                                       -         2%       262      256       (2%)
   Realized capital (losses) gains [1]                                          -          -        (1)      (1)        -
   -----------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                                   5%          -       958      982        3%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                                           (25%)      (26%)      232      224       (3%)
    Other contract benefits                                                   20%          -        23       23         -
    Change in reserve                                                           -          -        (8)      (3)      63%
    Interest credited on G/A assets                                            2%        (2%)      196      192       (2%)
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                      (12%)      (15%)      443      436       (2%)

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                        20%        35%       173      168       (3%)
    Operating expenses                                                        15%        17%       185      193        4%
    Premium taxes, licenses and fees                                          14%        14%        31       30       (3%)
    Dividends to policyholders                                                  -          -         3        3         -
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                                  18%        24%       392      394        1%
    Deferred acquisition costs                                               (28%)      (28%)     (233)    (233)        -
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                                   5%        18%       159      161        1%
    Amortization of deferred acquisition costs and present
    value of future profits                                                   41%         7%       160      176       10%
    ----------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                                      1%        (4%)      762      773        1%
         INCOME BEFORE INCOME TAX EXPENSE                                     20%        15%       196      209        7%
    Income tax expense                                                        19%        19%        63       64        2%
    ----------------------------------------------------------------------------------------------------------------------
              NET INCOME                                                      21%        14%     $ 133    $ 145        9%

    ----------------------------------------------------------------------------------------------------------------------

[1]  Prior  periods  reflect  the   reclassification   of  periodic  net  coupon
     settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                       INDIVIDUAL LIFE
                                                      SUPPLEMENTAL DATA


                                                         4Q             1Q            2Q            3Q            4Q
                                                        2002           2003          2003          2003          2003
                                                   -------------  ------------- -------------  ------------ ---------------
SALES BY DISTRIBUTION
      Wirehouse/regional broker-dealer/banks               $ 22           $ 15          $ 18          $ 28          $ 32
      Independent broker-dealer/WFS                          12             13            11            12            18
      Life professional/other                                14             11             8            10            20
      ---------------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION                     $ 48           $ 39          $ 37          $ 50          $ 70
---------------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
      Variable life                                        $ 36           $ 26          $ 23          $ 26          $ 30
      Universal life/whole life                               9             11            11            21            37
      Term life/other                                         3              2             3             3             3
      ---------------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                          $ 48           $ 39          $ 37          $ 50          $ 70
---------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
      General account                                   $ 3,658        $ 3,682       $ 3,722       $ 3,770       $ 3,829
      Separate account                                    3,899          3,901         4,344         4,477         4,897
      ---------------------------------------------------------------------------------------------------------------------
           TOTAL ACCOUNT VALUE                          $ 7,557        $ 7,583       $ 8,066       $ 8,247       $ 8,726
---------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
      Variable life                                     $ 3,648        $ 3,673       $ 4,141       $ 4,284       $ 4,725
      Universal life/interest sensitive whole life        3,139          3,144         3,166         3,213         3,259
      Modified guaranteed life                              680            677           671           661           655
      Other                                                  90             89            88            89            87
      ---------------------------------------------------------------------------------------------------------------------
           TOTAL ACCOUNT VALUE BY PRODUCT               $ 7,557        $ 7,583       $ 8,066       $ 8,247       $ 8,726
---------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
      Variable life                                    $ 66,715       $ 66,631      $ 66,518      $ 66,561      $ 67,031
      Universal life/interest sensitive whole life       38,457         38,098        37,935        37,990        38,320
      Term life                                          20,312         21,115        21,895        22,754        24,302
      Modified guaranteed life                              947            933           918           896           881
      Other                                                 249            252           254           261           264
      ---------------------------------------------------------------------------------------------------------------------
           TOTAL LIFE INSURANCE IN FORCE              $ 126,680      $ 127,029     $ 127,520     $ 128,462     $ 130,798
---------------------------------------------------------------------------------------------------------------------------

                                                    YEAR OVER                               YEAR ENDED
                                                       YEAR       SEQUENTIAL                 DECEMBER 31,
                                                     QUARTER       QUARTER     -------------------------------------
                                                      CHANGE        CHANGE         2002          2003       CHANGE
                                                   ------------ -------------  ------------  ------------  ---------
SALES BY DISTRIBUTION
      Wirehouse/regional broker-dealer/banks               45%           14%          $ 77          $ 93        21%
      Independent broker-dealer/WFS                        50%           50%            56            54        (4%)
      Life professional/other                              43%          100%            40            49        23%
      --------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION                     46%           40%         $ 173         $ 196        13%
--------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
      Variable life                                       (17%)          15%         $ 141         $ 105       (26%)
      Universal life/whole life                             NM           76%            22            80         NM
      Term life/other                                        -             -            10            11        10%
      --------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                          46%           40%         $ 173         $ 196        13%
--------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
      General account                                       5%            2%
      Separate account                                     26%            9%
      --------------------------------------------------------------------------------------------------------------
           TOTAL ACCOUNT VALUE                             15%            6%
--------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
      Variable life                                        30%           10%
      Universal life/interest sensitive whole life          4%            1%
      Modified guaranteed life                             (4%)          (1%)
      Other                                                (3%)          (2%)
      --------------------------------------------------------------------------------------------------------------
           TOTAL ACCOUNT VALUE BY PRODUCT                  15%            6%
--------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
      Variable life                                          -            1%
      Universal life/interest sensitive whole life           -            1%
      Term life                                            20%            7%
      Modified guaranteed life                             (7%)          (2%)
      Other                                                 6%            1%
      --------------------------------------------------------------------------------------------------------------
           TOTAL LIFE INSURANCE IN FORCE                    3%            2%
--------------------------------------------------------------------------------------------------------------------

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           LIFE
                                                      INDIVIDUAL LIFE
                                                 ACCOUNT VALUE ROLLFORWARD


                                                                              4Q               1Q               2Q
                                                                             2002             2003             2003
                                                                        ---------------  ---------------- ----------------

VARIABLE LIFE                                         BEGINNING BALANCE        $ 3,458           $ 3,648          $ 3,673
                          First year & single premiums                              94                78               69
                          Renewal premiums                                         135               133              125
                     -----------------------------------------------------------------------------------------------------
                     Premiums and deposits                                         229               211              194
                     Change in market value/interest credited                      127               (35)             437
                     Surrenders [2]                                                (65)              (52)             (60)
                     Death benefits/policy fees                                   (105)             (104)            (107)
                     Net exchanges                                                   4                 5                4
                     -----------------------------------------------------------------------------------------------------
                                                         ENDING BALANCE        $ 3,648           $ 3,673          $ 4,141

--------------------------------------------------------------------------------------------------------------------------
OTHER [1]                                             BEGINNING BALANCE        $ 3,902           $ 3,909          $ 3,910
                          First year & single premiums                              12                13               20
                          Renewal premiums                                          90                86               83
                     -----------------------------------------------------------------------------------------------------
                     Premiums and deposits                                         102                99              103
                     Change in market value/interest credited                       52                49               52
                     Surrenders                                                    (55)              (54)             (48)
                     Death benefits/policy fees                                    (88)              (88)             (88)
                     Net exchanges                                                  (4)               (5)              (4)
                     -----------------------------------------------------------------------------------------------------
                                                         ENDING BALANCE        $ 3,909           $ 3,910          $ 3,925

--------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                                 BEGINNING BALANCE        $ 7,360           $ 7,557          $ 7,583
                          First year & single premiums                             106                91               89
                          Renewal premiums                                         225               219              208
                     -----------------------------------------------------------------------------------------------------
                     Premiums and deposits                                         331               310              297
                     Change in market value/interest credited                      179                14              489
                     Surrenders                                                   (120)             (106)            (108)
                     Death benefits/policy fees                                   (193)             (192)            (195)
                     Net exchanges                                                   -                 -                -
                     -----------------------------------------------------------------------------------------------------
                                                         ENDING BALANCE        $ 7,557           $ 7,583          $ 8,066
--------------------------------------------------------------------------------------------------------------------------


                                                                              3Q                4Q
                                                                             2003              2003
                                                                        ----------------  ---------------

VARIABLE LIFE                                         BEGINNING BALANCE         $ 4,141          $ 4,284
                          First year & single premiums                               65               69
                          Renewal premiums                                          121              159
                     ------------------------------------------------------------------------------------
                     Premiums and deposits                                          186              228
                     Change in market value/interest credited                       119              410
                     Surrenders [2]                                                 (64)             (82)
                     Death benefits/policy fees                                    (103)            (115)
                     Net exchanges                                                    5                -
                     ------------------------------------------------------------------------------------
                                                         ENDING BALANCE         $ 4,284          $ 4,725

---------------------------------------------------------------------------------------------------------
OTHER [1]                                             BEGINNING BALANCE         $ 3,925          $ 3,963
                          First year & single premiums                               59               70
                          Renewal premiums                                           86               84
                     ------------------------------------------------------------------------------------
                     Premiums and deposits                                          145              154
                     Change in market value/interest credited                        50               50
                     Surrenders                                                     (62)             (66)
                     Death benefits/policy fees                                     (90)            (100)
                     Net exchanges                                                   (5)               -
                     ------------------------------------------------------------------------------------
                                                         ENDING BALANCE         $ 3,963          $ 4,001

---------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                                 BEGINNING BALANCE         $ 8,066          $ 8,247
                          First year & single premiums                              124              139
                          Renewal premiums                                          207              243
                     ------------------------------------------------------------------------------------
                     Premiums and deposits                                          331              382
                     Change in market value/interest credited                       169              460
                     Surrenders                                                    (126)            (148)
                     Death benefits/policy fees                                    (193)            (215)
                     Net exchanges                                                    -                -
                     ------------------------------------------------------------------------------------
                                                         ENDING BALANCE         $ 8,247          $ 8,726
---------------------------------------------------------------------------------------------------------

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.
[2] The fourth quarter 2003 includes return of account value of $16 for a discontinued product.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                                     GROUP BENEFITS
                                                    INCOME STATEMENTS



                                                                      4Q         1Q        2Q         3Q        4Q
REVENUES                                                             2002       2003      2003       2003      2003
                                                                    --------   --------  --------  ---------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    ASO fees                                                            $ 4        $ 6       $ 4        $ 4       $ 5
    Other fees                                                            -          -         -          1         -
    ------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                                 4          6         4          5         5

    Direct premiums                                                     576        569       569        582       578
    Net reinsurance premiums                                             (7)        27         -         10         7
    ------------------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                                   569        596       569        592       585
    ------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                   573        602       573        597       590

   NET INVESTMENT INCOME
    Gross FAS 60 investment income on G/A assets                         58         59        55         57        57
    ------------------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS [1]                       58         59        55         57        57
    Investment expenses                                                  (1)        (1)        -         (1)       (1)
    ------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                             57         58        55         56        56
    Net investment income on assigned capital                             9         10         9         10        10
    ------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                                66         68        64         66        66
   Realized capital (losses) gains [1]                                    -         (3)        1          -         -
   -------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                            639        667       638        663       656

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                                      161        175       172        167       150
    Other contract benefits                                             267        261       251        262       251
    Change in reserve                                                    19         53        28         43        49
    ------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                 447        489       451        472       450

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                   61         58        59         61        56
    Operating expenses                                                   74         69        72         70        86
    Premium taxes, licenses and fees                                     10         12        11         12        12
    Other miscellaneous expenses                                         (1)        (1)        -          -        (1)
    ------------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                            144        138       142        143       153
    Deferred acquisition costs                                           (5)        (7)       (4)        (6)       (6)
    ------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                            139        131       138        137       147
    Amortization of deferred acquisition costs and present
    value of future profits                                               6          4         5          4         5
    ------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                               592        624       594        613       602
         INCOME BEFORE INCOME TAX EXPENSE                                47         43        44         50        54
    Income tax expense                                                   11          9         9         12        13
    ------------------------------------------------------------------------------------------------------------------
              NET INCOME                                               $ 36       $ 34      $ 35       $ 38      $ 41
    ------------------------------------------------------------------------------------------------------------------



                                                                    YEAR OVER                        YEAR ENDED
                                                                      YEAR     SEQUENTIAL           DECEMBER 31,
                                                                     QUARTER     QUARTER    --------------------------------
REVENUES                                                             CHANGE      CHANGE       2002        2003      CHANGE
                                                                    ----------  ----------  ----------  ----------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    ASO fees                                                              25%         25%        $ 19        $ 19         -
    Other fees                                                              -       (100%)          -           1         -
    ------------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                                 25%           -          19          20        5%

    Direct premiums                                                         -         (1%)      2,318       2,298       (1%)
    Net reinsurance premiums                                               NM        (30%)        (10)         44        NM
    ------------------------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                                      3%         (1%)      2,308       2,342        1%
    ------------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                      3%         (1%)      2,327       2,362        2%

   NET INVESTMENT INCOME
    Gross FAS 60 investment income on G/A assets                          (2%)          -         222         228        3%
    ------------------------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS [1]                        (2%)          -         222         228        3%
    Investment expenses                                                     -           -          (3)         (3)        -
    ------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                              (2%)          -         219         225        3%
    Net investment income on assigned capital                             11%           -          39          39         -
    ------------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                                   -           -         258         264        2%
   Realized capital (losses) gains [1]                                      -           -          (3)         (2)      33%
   -------------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                               3%         (1%)      2,582       2,624        2%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                                        (7%)       (10%)        644         664        3%
    Other contract benefits                                               (6%)        (4%)      1,036       1,025       (1%)
    Change in reserve                                                    158%         14%         198         173      (13%)
    ------------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                                    1%         (5%)      1,878       1,862       (1%)

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                    (8%)        (8%)        230         234        2%
    Operating expenses                                                    16%         23%         277         297        7%
    Premium taxes, licenses and fees                                      20%           -          42          47       12%
    Other miscellaneous expenses                                            -           -          (1)         (2)    (100%)
    ------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                               6%          7%         548         576        5%
    Deferred acquisition costs                                           (20%)          -         (24)        (23)       4%
    ------------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSES                               6%          7%         524         553        6%
    Amortization of deferred acquisition costs and present
    value of future profits                                              (17%)        25%          17          18        6%
    ------------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                                  2%         (2%)      2,419       2,433        1%
         INCOME BEFORE INCOME TAX EXPENSE                                 15%          8%         163         191       17%
    Income tax expense                                                    18%          8%          35          43       23%
    ------------------------------------------------------------------------------------------------------------------------
              NET INCOME                                                  14%          8%       $ 128       $ 148       16%
    ------------------------------------------------------------------------------------------------------------------------

[1]  Prior  periods  reflect  the   reclassification   of  periodic  net  coupon
     settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 GROUP BENEFITS
                                SUPPLEMENTAL DATA



                                                                  4Q             1Q             2Q             3Q           4Q
                                                                 2002           2003           2003           2003         2003
                                                             -------------  -------------  -------------  -------------  -----------
PREMIUMS      FULLY INSURED - ONGOING PREMIUMS
                 Group disability                                   $ 232          $ 243          $ 237          $ 243        $ 240
                 Group life                                           240            243            240            249          252
                 Other                                                 90             82             91             89           93
                 -------------------------------------------------------------------------------------------------------------------
                    TOTAL FULLY INSURED - ONGOING PREMIUMS            562            568            568            581          585
                 -------------------------------------------------------------------------------------------------------------------

                    Total buyouts [1]                                   7             28              1             11            -
                    ----------------------------------------------------------------------------------------------------------------
                    TOTAL PREMIUMS                                    569            596            569            592          585
                    Group disability - premium equivalents [2]         55             50             51             50           51
                    ----------------------------------------------------------------------------------------------------------------
                    TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS    $ 624          $ 646          $ 620          $ 642        $ 636
------------------------------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED       Group disability                                    $ 28          $ 103           $ 51           $ 32         $ 39
NEW PREMIUMS)    Group life                                            25             89             30             38           43
                 Other                                                 12             30             11             30           11
                 -------------------------------------------------------------------------------------------------------------------
                    TOTAL FULLY INSURED - ONGOING SALES                65            222             92            100           93
                 -------------------------------------------------------------------------------------------------------------------

                    Total buyouts [1]                                   7             26              3             11           16
                    ----------------------------------------------------------------------------------------------------------------
                    TOTAL SALES                                        72            248             95            111          109
                    Group disability premium equivalents [2]            2             24              4              6            7
                    ----------------------------------------------------------------------------------------------------------------
                    TOTAL SALES AND PREMIUM EQUIVALENTS              $ 74          $ 272           $ 99          $ 117        $ 116
------------------------------------------------------------------------------------------------------------------------------------

RATIOS [3]       Loss Ratio                                         77.7%          80.3%          78.7%          78.7%        76.3%
                 Expense Ratio                                      25.6%          23.5%          25.0%          24.1%        25.8%

------------------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES    Group disability                                 $ 2,489        $ 2,516        $ 2,538        $ 2,552      $ 2,590
                 Group life                                           765            799            803            822          847
                 Other                                                201            186            188            212          199
              ----------------------------------------------------------------------------------------------------------------------
                    TOTAL GAAP RESERVES                           $ 3,455        $ 3,501        $ 3,529        $ 3,586      $ 3,636
------------------------------------------------------------------------------------------------------------------------------------


                                                                YEAR OVER                              YEAR ENDED
                                                                   YEAR      SEQUENTIAL                DECEMBER 31,
                                                                 QUARTER       QUARTER    ----------------------------------------
                                                                  CHANGE       CHANGE         2002           2003        CHANGE
                                                                -----------  ------------ -------------- -------------- ----------
PREMIUMS      FULLY INSURED - ONGOING PREMIUMS
                 Group disability                                       3%           (1%)         $ 961          $ 963          -
                 Group life                                             5%            1%            965            984         2%
                 Other                                                  3%            4%            369            355        (4%)
                 -----------------------------------------------------------------------------------------------------------------
                    TOTAL FULLY INSURED - ONGOING PREMIUMS              4%            1%          2,295          2,302          -
                 -----------------------------------------------------------------------------------------------------------------

                    Total buyouts [1]                                (100%)        (100%)            13             40         NM
                    --------------------------------------------------------------------------------------------------------------
                    TOTAL PREMIUMS                                      3%           (1%)         2,308          2,342         1%
                    Group disability - premium equivalents [2]         (7%)           2%            232            202       (13%)
                    --------------------------------------------------------------------------------------------------------------
                    TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS        2%           (1%)       $ 2,540        $ 2,544          -
----------------------------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED       Group disability                                      39%           22%          $ 218          $ 225         3%
NEW PREMIUMS)    Group life                                            72%           13%            284            200       (30%)
                 Other                                                 (8%)         (63%)            95             82       (14%)
                 -----------------------------------------------------------------------------------------------------------------
                    TOTAL FULLY INSURED - ONGOING SALES                43%           (7%)           597            507       (15%)
                 -----------------------------------------------------------------------------------------------------------------

                    Total buyouts [1]                                 129%           45%             14             56         NM
                    --------------------------------------------------------------------------------------------------------------
                    TOTAL SALES                                        51%           (2%)           611            563        (8%)
                    Group disability premium equivalents [2]            NM           17%             61             41       (33%)
                    --------------------------------------------------------------------------------------------------------------
                    TOTAL SALES AND PREMIUM EQUIVALENTS                57%           (1%)         $ 672          $ 604       (10%)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS [3]       Loss Ratio                                                                       80.6%          78.5%
                 Expense Ratio                                                                    23.4%          24.6%

----------------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES    Group disability                                       4%            1%
                 Group life                                            11%            3%
                 Other                                                 (1%)          (6%)
                 -----------------------------------------------------------------------------------------------------------------
                    TOTAL GAAP RESERVES                                 5%            1%
----------------------------------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts. [2] Administrative services only (ASO) fees and claims under claim management agreements.
[3]  Ratios calculated excluding the effects of buyout premiums.

                               PROPERTY & CASUALTY

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                       FINANCIAL HIGHLIGHTS


                                                                         4Q          1Q           2Q          3Q          4Q
                                                                        2002        2003         2003        2003        2003
                                                                     --------- ------------  ----------  ----------  ----------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                 $ 2,137      $ 2,447     $ 2,134     $ 2,318     $ 2,166
     Earned premiums                                                    2,154        2,166       2,106       2,268       2,265

     Business Insurance                                                    27          (12)         42          20          51
     Personal Lines                                                         2           52           3          37          25
     Specialty Commercial                                                 (24)           -          (4)        (50)         25
     Reinsurance                                                          (42)         (19)        (76)        (10)        (20)
     --------------------------------------------------------------------------------------------------------------------------

              NORTH AMERICAN UNDERWRITING RESULTS                         (37)          21         (35)         (3)         81
     Other Operations                                                     (35)      (2,633)        (12)        (12)        (59)
     --------------------------------------------------------------------------------------------------------------------------

              TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS            $ (72)     $(2,612)      $ (47)      $ (15)       $ 22

GAAP NORTH AMERICAN UNDERWRITING RATIOS
              LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              59.6         58.9        60.6        59.8        55.5
     --------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                            11.4         12.1        11.9        11.6        12.9
     Expenses                                                            28.3         26.2        26.7        27.5        26.9
     --------------------------------------------------------------------------------------------------------------------------
              EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES           39.6         38.4        38.7        39.0        39.8
     --------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                               0.8          0.4         0.5         0.4         0.2
     --------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO                                            100.0         97.7        99.7        99.2        95.6
-------------------------------------------------------------------------------------------------------------------------------

                   Catastrophe ratio                                      0.8          2.6         4.7         3.4         1.3
-------------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES                         99.2         95.1        95.0        95.8        94.2
-------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY & CASUALTY INCOME AND ROE
----------------------------------------
     Net income                                                         $ 141     $ (1,513)      $ 277       $ 202       $ 223
     Operating income                                                     142       (1,510)        142         193         211
     Impact of 2003 asbestos reserve addition and severance charges         -       (1,701)        (27)          -           -
     Operating income before impact of 2003 asbestos reserve addition
        and severance charges                                             142          191         169         193         211
     Net income ROE (last 12 months income-equity AOCI)                 10.4%       (31.0%)     (19.9%)     (17.1%)     (15.1%)
     Operating income ROE (last 12 months income-equity x-AOCI)         13.1%       (33.9%)     (25.4%)     (22.8%)     (20.6%)
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition
          and severance charges                                         13.1%        14.4%       15.0%       15.3%       16.3%
-------------------------------------------------------------------------------------------------------------------------------


SELECTED FINANCIAL DATA
-----------------------
     Hartford Fire Pool adjusted statutory surplus ($ in billions)
     Hartford Fire Pool premium to adjusted surplus ratio
     Hartford Fire Pool statutory net income
-------------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR OVER                         YEAR ENDED
                                                                       YEAR    SEQUENTIAL             DECEMBER 31,
                                                                      QUARTER    QUARTER    ------------------------------------
                                                                       CHANGE     CHANGE      2002         2003         CHANGE
                                                                     ---------  ---------  ----------  ------------  -----------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                      1%        (7%)    $ 8,584       $ 9,065           6%
     Earned premiums                                                       5%          -       8,114         8,805           9%

     Business Insurance                                                   89%       155%          44           101         130%
     Personal Lines                                                        NM       (32%)        (46)          117           NM
     Specialty Commercial                                                  NM         NM         (23)          (29)        (26%)
     Reinsurance                                                          52%      (100%)        (59)         (125)       (112%)
     ---------------------------------------------------------------------------------------------------------------------------

              NORTH AMERICAN UNDERWRITING RESULTS                          NM         NM         (84)           64           NM
     Other Operations                                                    (69%)        NM        (164)       (2,716)          NM
     ---------------------------------------------------------------------------------------------------------------------------

              TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS               NM         NM       $(248)      $(2,652)          NM

GAAP NORTH AMERICAN UNDERWRITING RATIOS
              LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES               4.1        4.3        59.6          58.7          0.9
     ---------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                            (1.5)      (1.3)       11.2          12.1         (0.9)
     Expenses                                                             1.4        0.6        28.3          26.8          1.5
     ---------------------------------------------------------------------------------------------------------------------------
              EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES           (0.2)      (0.8)       39.5          39.0          0.5
     ---------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                               0.6        0.2         0.7           0.4          0.3
     ---------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO                                              4.4        3.6        99.8          98.0          1.8
--------------------------------------------------------------------------------------------------------------------------------

                   Catastrophe ratio                                     (0.5)       2.1         1.3           3.0         (1.7)
--------------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES                          5.0        1.6        98.5          95.0          3.5
--------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY & CASUALTY INCOME AND ROE
----------------------------------------
     Net income                                                           58%        10%       $ 469        $ (811)          NM
     Operating income                                                     49%         9%         523          (964)          NM
     Impact of 2003 asbestos reserve addition and severance charges        -          -            -        (1,728)           -
     Operating income before impact of 2003 asbestos reserve addition
        and severance charges                                             49%         9%         523           764          46%
     Net income ROE (last 12 months income-equity AOCI)                    NM        2.0
     Operating income ROE (last 12 months income-equity x-AOCI)            NM        2.2
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition
          and severance charges                                           3.2        1.0
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    PROPERTY & CASUALTY
                                                                                           -------------------------------------
                                                                                            DEC. 31,     DEC. 31,
                                                                                              2003         2002         CHANGE
                                                                                           ----------  ------------  -----------
SELECTED FINANCIAL DATA
-----------------------
     Hartford Fire Pool adjusted statutory surplus ($ in billions)                             $ 5.9         $ 4.6          28%
     Hartford Fire Pool premium to adjusted surplus ratio                                        1.5           1.8         (0.3)
     Hartford Fire Pool statutory net income                                                   $ (19)      $ 4,794           NM
--------------------------------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                                       OPERATING RESULTS

                                                                          4Q         1Q          2Q         3Q         4Q
                                                                         2002       2003        2003       2003       2003
                                                                       --------- ------------  --------  ---------  ---------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                   $ 2,137      $ 2,447   $ 2,134    $ 2,318    $ 2,166
     Change in reserve                                                      (17)         281        28         50        (99)
     ------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                    2,154        2,166     2,106      2,268      2,265

     Loss and loss adjustment expenses [1]                                1,555        1,557     1,541      1,622      1,602
     Underwriting expenses                                                  617          578       562        630        617
     Dividends to policyholders                                              17           10         9         10          5
     Other adjustments                                                       37           29        41         21         19
     ------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                                                 (72)          (8)      (47)       (15)        22

     Net servicing income                                                     8            3         3          9         (7)
     Net investment income [2]                                              284          281       286        297        308
     Periodic net coupon settlements on non-qualifying
        derivatives, before-tax [2]                                           4            4         5          5          4
     Other expenses                                                         (56)         (40)      (38)       (42)       (44)
     Income tax expense                                                     (26)         (49)      (40)       (61)       (72)
     ------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME, BEFORE IMPACT OF 2003 ASBESTOS
          RESERVE ADDITION AND SEVERANCE CHARGES                            142          191       169        193        211

     2003 asbestos reserve addition                                           -       (1,701)        -          -          -
     Severance charges                                                        -            -       (27)         -          -
     ------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS)                                              142       (1,510)      142        193        211


     Add:  Net realized capital gains (losses), after-tax [2]                 1            -       138         12         15
     Less: Periodic net coupon settlements on non-qualifying
              derivatives, after-tax [2]                                      2            3         3          3          3
     ------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                  $ 141      $(1,513)    $ 277      $ 202      $ 223
     ------------------------------------------------------------------------------------------------------------------------

     Total Property & Casualty effective tax rate - net income            15.0%           NM     26.3%      24.2%      26.2%
     Total Property & Casualty effective tax rate - operating income      15.1%           NM     15.7%      23.6%      25.6%
     ------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR OVER                          YEAR ENDED
                                                                           YEAR    SEQUENTIAL              DECEMBER 31,
                                                                         QUARTER    QUARTER      ------------------------------
                                                                          CHANGE     CHANGE         2002       2003     CHANGE
                                                                        ---------  ----------    ---------  ---------- --------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                         1%         (7%)     $ 8,584     $ 9,065       6%
     Change in reserve                                                        NM          NM          470         260     (45%)
     --------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                        5%           -        8,114       8,805       9%

     Loss and loss adjustment expenses [1]                                    3%         (1%)       5,870       6,322       8%
     Underwriting expenses                                                     -         (2%)       2,338       2,387       2%
     Dividends to policyholders                                             (71%)       (50%)          57          34     (40%)
     Other adjustments                                                      (49%)       (10%)          97         110      13%
     --------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                                                   NM          NM         (248)        (48)     81%

     Net servicing income                                                     NM          NM           15           8     (47%)
     Net investment income [2]                                                8%          4%        1,060       1,172      11%
     Periodic net coupon settlements on non-qualifying
        derivatives, before-tax [2]                                            -        (20%)          15          18      20%
     Other expenses                                                          21%         (5%)        (218)       (164)     25%
     Income tax expense                                                    (177%)       (18%)        (101)       (222)   (120%)
     --------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME, BEFORE IMPACT OF 2003 ASBESTOS
          RESERVE ADDITION AND SEVERANCE CHARGES                             49%          9%          523         764      46%

     2003 asbestos reserve addition                                            -           -            -      (1,701)       -
     Severance charges                                                         -           -            -         (27)       -
     --------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS)                                               49%          9%          523        (964)       NM


     Add:  Net realized capital gains (losses), after-tax [2]                 NM         25%          (44)        165        NM
     Less: Periodic net coupon settlements on non-qualifying
              derivatives, after-tax [2]                                     50%           -           10          12      20%
     --------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                     58%         10%        $ 469       $(811)       NM
     --------------------------------------------------------------------------------------------------------------------------

     Total Property & Casualty effective tax rate - net income              11.2         2.0        13.2%          NM       NM
     Total Property & Casualty effective tax rate - operating income        10.5         2.0        16.1%          NM       NM
     --------------------------------------------------------------------------------------------------------------------------

[1] Includes catastrophes, before-tax, of $30 and $263 for the quarter and year ended December 31, 2003, respectively.
[2] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY & CASUALTY
                                        NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                         FOR THE FOURTH QUARTER ENDED DECEMBER 31, 2003

                                                                                                                   NORTH
                                                                                                                 AMERICAN
                                                           BUSINESS          PERSONAL          SPECIALTY          BEFORE
                                                           INSURANCE           LINES          COMMERCIAL        REINSURANCE
                                                         ---------------  ----------------  ----------------  ----------------
GAAP UNDERWRITING RESULTS
      Written premiums                                          $ 1,006             $ 803             $ 338           $ 2,147
      Change in reserve                                              34               (16)              (76)              (58)
      ------------------------------------------------------------------------------------------------------------------------
        Earned premiums                                             972               819               414             2,205

      Loss and loss adjustment expenses                             586               593               311             1,490
      Underwriting expenses                                         317               200                74               591
      Dividends to policyholders                                      2                 -                 3                 5
      Other adjustments                                              16                 1                 1                18
      ------------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                       $ 51              $ 25              $ 25             $ 101
------------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              48.2              60.8              59.1              54.9
      ------------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                     12.0              11.8              15.8              12.6
      Expenses                                                     32.7              24.3              17.9              26.8
      ------------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES           44.7              36.1              33.7              39.4
      ------------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                        0.2                 -               0.7               0.2
      ------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                             93.1              96.8              93.5              94.6
------------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                             0.7               2.7               1.0               1.5
------------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                         92.4              94.2              92.5              93.1
------------------------------------------------------------------------------------------------------------------------------

                                                                                                        NORTH AMERICAN
                                                                                 NORTH                BEFORE REINSURANCE
                                                           REINSURANCE         AMERICAN                  2003 VS 2002
                                                         ----------------   ----------------         --------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                              $ 16            $ 2,163                     9%
      Change in reserve                                              (40)               (98)                     NM
      --------------------------------------------------------------------------------------         --------------------
        Earned premiums                                               56              2,261                    13%

      Loss and loss adjustment expenses                               57              1,547                    11%
      Underwriting expenses                                           18                609                     8%
      Dividends to policyholders                                       -                  5                   (71%)
      Other adjustments                                                1                 19                   (47%)
      --------------------------------------------------------------------------------------         --------------------
        UNDERWRITING RESULTS                                       $ (20)              $ 81                     NM
--------------------------------------------------------------------------------------------         --------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES               80.8               55.5                    2.1
      --------------------------------------------------------------------------------------         --------------------

      Loss adjustment expenses                                      24.0               12.9                   (0.7)
      Expenses                                                      30.7               26.9                    1.4
      --------------------------------------------------------------------------------------         --------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            54.7               39.8                    0.7
      --------------------------------------------------------------------------------------         --------------------

      Policyholder dividends                                           -                0.2                    0.6
      --------------------------------------------------------------------------------------         --------------------

        COMBINED RATIO                                             135.4               95.6                    3.4
--------------------------------------------------------------------------------------------         --------------------

      Catastrophe ratio                                             (5.7)               1.3                   (0.7)
--------------------------------------------------------------------------------------------         --------------------

        COMBINED RATIO BEFORE CATASTROPHES                         141.1               94.2                    4.1
--------------------------------------------------------------------------------------------         --------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                         NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                               FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                    NORTH
                                                                                                                   AMERICAN
                                                            BUSINESS          PERSONAL           SPECIALTY          BEFORE
                                                            INSURANCE           LINES           COMMERCIAL        REINSURANCE
                                                         ----------------  ----------------   ----------------  ----------------
GAAP UNDERWRITING RESULTS
      Written premiums                                           $ 3,957           $ 3,272            $ 1,612           $ 8,841
      Change in reserve                                              261                91                 54               406
      --------------------------------------------------------------------------------------------------------------------------
        Earned premiums                                            3,696             3,181              1,558             8,435

      Loss and loss adjustment expenses                            2,340             2,318              1,182             5,840
      Underwriting expenses                                        1,174               733                356             2,263
      Dividends to policyholders                                      24                 -                 10                34
      Other adjustments                                               57                13                 39               109
      --------------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                       $ 101             $ 117              $ (29)            $ 189
--------------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES               50.8              61.6               62.5              57.0
      --------------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                      12.5              11.3               13.3              12.2
      Expenses                                                      31.8              23.0               22.9              26.8
      --------------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            44.3              34.4               36.2              39.1
      --------------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                         0.6                 -                0.7               0.4
      --------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                              95.7              95.9               99.3              96.5
--------------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                              2.7               4.1                1.7               3.1
--------------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                          93.0              91.8               97.6              93.4
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                       NORTH AMERICAN
                                                                                NORTH                BEFORE REINSURANCE
                                                           REINSURANCE        AMERICAN                  2003 VS 2002
                                                         ----------------  ----------------          -------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                             $ 210           $ 9,051                    13%
      Change in reserve                                             (142)              264                   (17%)
      -------------------------------------------------------------------------------------          -------------------
        Earned premiums                                              352             8,787                    15%

      Loss and loss adjustment expenses                              381             6,221                    14%
      Underwriting expenses                                           95             2,358                     9%
      Dividends to policyholders                                       -                34                   (40%)
      Other adjustments                                                1               110                    16%
      -------------------------------------------------------------------------------------          -------------------
        UNDERWRITING RESULTS                                      $ (125)             $ 64                     NM
-------------------------------------------------------------------------------------------          -------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES               98.2              58.7                    1.1
      -------------------------------------------------------------------------------------          -------------------

      Loss adjustment expenses                                      10.2              12.1                   (0.4)
      Expenses                                                      26.9              26.8                    1.5
      -------------------------------------------------------------------------------------          -------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            37.1              39.0                    1.1
      -------------------------------------------------------------------------------------          -------------------

      Policyholder dividends                                           -               0.4                    0.4
      -------------------------------------------------------------------------------------          -------------------

        COMBINED RATIO                                             135.3              98.0                    2.6
-------------------------------------------------------------------------------------------          -------------------

      Catastrophe ratio                                              1.4               3.0                   (1.7)
-------------------------------------------------------------------------------------------          -------------------

        COMBINED RATIO BEFORE CATASTROPHES                         133.8              95.0                    4.2
-------------------------------------------------------------------------------------------          -------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                   BUSINESS INSURANCE
                                                  UNDERWRITING RESULTS


                                                            4Q          1Q          2Q          3Q          4Q
                                                           2002        2003        2003        2003        2003
                                                         ----------  ----------  ----------  ----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 885       $ 990       $ 974       $ 987     $ 1,006
      Change in reserve                                         52         110          77          40          34
      -------------------------------------------------------------------------------------------------------------
        Earned premiums                                        833         880         897         947         972

      Loss and loss adjustment expenses                        510         598         561         595         586
      Underwriting expenses                                    271         268         279         310         317
      Dividends to policyholders                                13           7           7           8           2
      Other adjustments                                         12          19           8          14          16
      -------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                  $ 27        $(12)       $ 42        $ 20        $ 51
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         48.2        55.0        49.8        50.6        48.2
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                13.0        12.9        12.8        12.4        12.0
      Expenses                                                32.6        30.5        31.0        32.7        32.7
      -------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      45.6        43.4        43.8        45.1        44.7
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                   1.6         0.8         0.8         0.8         0.2
-------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        95.4        99.2        94.4        96.4        93.1
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        0.4         4.6         2.5         3.2         0.7
-------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    95.0        94.6        91.9        93.3        92.4
-------------------------------------------------------------------------------------------------------------------

                                                          YEAR OVER                              YEAR ENDED
                                                             YEAR     SEQUENTIAL                 DECEMBER 31,
                                                           QUARTER      QUARTER        -------------------------------
                                                            CHANGE      CHANGE           2002       2003      CHANGE
                                                         -----------  ----------      ---------  ---------- ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                          14%          2%        $ 3,412     $ 3,957        16%
      Change in reserve                                        (35%)       (15%)           286         261        (9%)
      ----------------------------------------------------------------------------------------------------------------
        Earned premiums                                         17%          3%          3,126       3,696        18%

      Loss and loss adjustment expenses                         15%         (2%)         1,962       2,340        19%
      Underwriting expenses                                     17%          2%          1,022       1,174        15%
      Dividends to policyholders                               (85%)       (75%)            48          24       (50%)
      Other adjustments                                         33%         14%             50          57        14%
      ----------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                    89%        155%           $ 44       $ 101       130%
----------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES             -         2.4           50.7        50.8       (0.1)
      ----------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                  1.0         0.4           12.0        12.5       (0.5)
      Expenses                                                 (0.1)          -           32.7        31.8        0.9
      ----------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES        0.9         0.4           44.7        44.3        0.4
      ----------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                    1.4         0.6            1.5         0.6        0.9
----------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                          2.3         3.3           97.0        95.7        1.3
----------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        (0.3)        2.5            0.8         2.7       (1.9)
----------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                      2.6         0.9           96.2        93.0        3.2
----------------------------------------------------------------------------------------------------------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                   BUSINESS INSURANCE
                                               WRITTEN AND EARNED PREMIUMS

                                                        4Q           1Q          2Q          3Q           4Q
                                                       2002         2003        2003        2003         2003
                                                     ----------   ----------  ----------  ----------  ------------

WRITTEN PREMIUMS [1]

Small Commercial                                         $ 440        $ 480       $ 459       $ 454         $ 469
Middle Market                                              445          510         515         533           537
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                $ 885        $ 990       $ 974       $ 987        $1,006

EARNED PREMIUMS [1]

Small Commercial                                         $ 413        $ 430       $ 442       $ 449         $ 461
Middle Market                                              420          450         455         498           511
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                $ 833        $ 880       $ 897       $ 947         $ 972
------------------------------------------------------------------------------------------------------------------

                                                       YEAR OVER                                YEAR ENDED
                                                         YEAR      SEQUENTIAL                   DECEMBER 31,
                                                       QUARTER      QUARTER       ------------------------------------
                                                        CHANGE       CHANGE           2002          2003       CHANGE
                                                     -----------  -----------     ------------  ------------ ---------

WRITTEN PREMIUMS [1]

Small Commercial                                             7%           3%          $ 1,678       $ 1,862       11%
Middle Market                                               21%           1%            1,734         2,095       21%
----------------------------------------------------------------------------------------------------------------------
    TOTAL                                                   14%           2%           $3,412        $3,957       16%

EARNED PREMIUMS [1]

Small Commercial                                            12%           3%          $ 1,555       $ 1,782       15%
Middle Market                                               22%           3%            1,571         1,914       22%
----------------------------------------------------------------------------------------------------------------------
    TOTAL                                                   17%           3%           $3,126        $3,696       18%
----------------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                     PERSONAL LINES
                                                  UNDERWRITING RESULTS

                                                            4Q          1Q          2Q          3Q          4Q
                                                           2002        2003        2003        2003        2003
                                                         ----------  ----------  ----------  ----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 756       $ 770       $ 854       $ 845       $ 803
      Change in reserve                                        (10)         (2)         69          40         (16)
      -------------------------------------------------------------------------------------------------------------
        Earned premiums                                        766         772         785         805         819

      Loss and loss adjustment expenses                        584         540         602         583         593
      Underwriting expenses                                    176         176         175         182         200
      Dividends to policyholders                                 -           -           -           -           -
      Other adjustments                                          4           4           5           3           1
      -------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                   $ 2        $ 52         $ 3        $ 37        $ 25
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         64.8        58.4        65.6        61.4        60.8
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                11.4        11.3        11.3        11.0        11.8
      Expenses                                                22.9        23.0        22.2        22.6        24.3
      -------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      34.3        34.2        33.5        33.6        36.1
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                     -           -           -           -           -
      -------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        99.2        92.7        99.0        95.1        96.8
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        1.0         1.4         8.2         4.2         2.7
-------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    98.1        91.3        90.8        90.8        94.2
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                            104.6        96.1        98.0        95.9       101.9
       Homeowners                                             80.6        80.8       102.9        92.1        80.1
      -------------------------------------------------------------------------------------------------------------
        TOTAL                                                 99.2        92.7        99.0        95.1        96.8
-------------------------------------------------------------------------------------------------------------------


                                                          YEAR OVER                                 YEAR ENDED
                                                             YEAR      SEQUENTIAL                   DECEMBER 31,
                                                           QUARTER      QUARTER       -----------------------------------
                                                            CHANGE       CHANGE            2002         2003       CHANGE
                                                         -----------  ----------      -----------  ------------ ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                           6%         (5%)         $ 3,050       $ 3,272        7%
      Change in reserve                                        (60%)         NM               66            91       38%
      -------------------------------------------------------------------------------------------------------------------
        Earned premiums                                          7%          2%            2,984         3,181        7%

      Loss and loss adjustment expenses                          2%          2%            2,319         2,318         -
      Underwriting expenses                                     14%         10%              696           733        5%
      Dividends to policyholders                                  -           -                -             -         -
      Other adjustments                                        (75%)       (67%)              15            13      (13%)
      -------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                     NM        (32%)           $ (46)        $ 117        NM
-------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES           4.0         0.6             66.1          61.6       4.5
      -------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                 (0.4)       (0.8)            11.6          11.3       0.3
      Expenses                                                 (1.4)       (1.7)            23.3          23.0       0.3
      -------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       (1.8)       (2.5)            35.0          34.4       0.6
      -------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                      -           -                -             -         -
      -------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                          2.4        (1.7)           101.0          95.9       5.1
-------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        (1.7)        1.5              2.5           4.1      (1.6)
-------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                      3.9        (3.4)            98.6          91.8       6.8
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                               2.7        (6.0)           103.1          98.0       5.1
       Homeowners                                               0.5        12.0             93.8          88.8       5.0
      -------------------------------------------------------------------------------------------------------------------
        TOTAL                                                   2.4        (1.7)           101.0          95.9       5.1
-------------------------------------------------------------------------------------------------------------------------

                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                    PROPERTY & CASUALTY
                                      PERSONAL LINES
                                WRITTEN AND EARNED PREMIUMS

                                4Q          1Q          2Q          3Q          4Q
                               2002        2003        2003        2003        2003
                             ----------  ----------  ----------  ----------  ---------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]

      AARP                       $ 455       $ 475       $ 550       $ 537      $ 504
      Other Affinity                42          42          36          35         35
      Agency                       197         186         201         212        205
      Omni                          62          67          67          61         59
      --------------------------------------------------------------------------------
        TOTAL                    $ 756       $ 770       $ 854       $ 845      $ 803

      EARNED PREMIUMS [1]

      AARP                       $ 457       $ 466       $ 481       $ 499      $ 510
      Other Affinity                45          44          41          40         38
      Agency                       200         199         198         202        208
      Omni                          64          63          65          64         63
      --------------------------------------------------------------------------------
        TOTAL                    $ 766       $ 772       $ 785       $ 805      $ 819
--------------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile                 $ 578       $ 609       $ 656       $ 632      $ 611
      Homeowners                   178         161         198         213        192
      --------------------------------------------------------------------------------
        TOTAL                    $ 756       $ 770       $ 854       $ 845      $ 803

      EARNED PREMIUMS [1]

      Automobile                 $ 594       $ 598       $ 610       $ 620      $ 630
      Homeowners                   172         174         175         185        189
      --------------------------------------------------------------------------------
        TOTAL                    $ 766       $ 772       $ 785       $ 805      $ 819
--------------------------------------------------------------------------------------

                             YEAR OVER                                YEAR ENDED
                                YEAR      SEQUENTIAL                  DECEMBER 31,
                              QUARTER      QUARTER       -----------------------------------
                               CHANGE       CHANGE           2002         2003       CHANGE
                             ----------  -----------     ------------ ------------  --------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]

      AARP                         11%          (6%)         $ 1,855      $ 2,066       11%
      Other Affinity              (17%)           -              179          148      (17%)
      Agency                        4%          (3%)             756          804        6%
      Omni                         (5%)         (3%)             260          254       (2%)
      --------------------------------------------------------------------------------------
        TOTAL                       6%          (5%)          $3,050       $3,272        7%

      EARNED PREMIUMS [1]

      AARP                         12%           2%          $ 1,747      $ 1,956       12%
      Other Affinity              (16%)         (5%)             192          163      (15%)
      Agency                        4%           3%              794          807        2%
      Omni                         (2%)         (2%)             251          255        2%
      --------------------------------------------------------------------------------------
        TOTAL                       7%           2%           $2,984       $3,181        7%
--------------------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile                    6%          (3%)         $ 2,352      $ 2,508        7%
      Homeowners                    8%         (10%)             698          764        9%
      --------------------------------------------------------------------------------------
        TOTAL                       6%          (5%)          $3,050       $3,272        7%

      EARNED PREMIUMS [1]

      Automobile                    6%           2%          $ 2,326      $ 2,458        6%
      Homeowners                   10%           2%              658          723       10%
      --------------------------------------------------------------------------------------
        TOTAL                       7%           2%           $2,984       $3,181        7%
--------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                  SPECIALTY COMMERCIAL
                                                  UNDERWRITING RESULTS



                                                            4Q           1Q          2Q           3Q          4Q
                                                           2002         2003        2003         2003        2003
                                                        ------------  ----------  ----------  -----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                        $ 334       $ 406       $ 399        $ 469       $ 338
      Change in reserve                                         (18)         51          44           35         (76)
      ---------------------------------------------------------------------------------------------------------------
        Earned premiums                                         352         355         355          434         414

      Loss and loss adjustment expenses                         252         265         240          366         311
      Underwriting expenses                                     102          82          88          112          74
      Dividends to policyholders                                  4           3           2            2           3
      Other adjustments                                          18           5          29            4           1
      ---------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                  $ (24)        $ -        $ (4)       $ (50)       $ 25
---------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          61.0        60.3        56.4         72.6        59.1
      ---------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                 10.4        14.9        10.7         11.7        15.8
      Expenses                                                 29.1        22.6        25.3         25.9        17.9
      ---------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       39.5        37.4        36.0         37.6        33.7
      ---------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                    1.0         0.7         0.7          0.6         0.7
      ---------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        101.5        98.4        93.2        110.7        93.5
---------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                         1.0         0.9         2.5          2.5         1.0
---------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    100.5        97.5        90.7        108.2        92.5
---------------------------------------------------------------------------------------------------------------------

                                                         YEAR OVER                             YEAR ENDED
                                                            YEAR      SEQUENTIAL               DECEMBER 31,
                                                          QUARTER      QUARTER       -------------------------------
                                                           CHANGE       CHANGE          2002       2003      CHANGE
                                                        -----------  -----------     ---------- ----------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                                          1%         (28%)       $ 1,362    $ 1,612       18%
      Change in reserve                                         NM           NM            140         54      (61%)
      --------------------------------------------------------------------------------------------------------------
        Earned premiums                                        18%          (5%)         1,222      1,558       27%

      Loss and loss adjustment expenses                        23%         (15%)           849      1,182       39%
      Underwriting expenses                                   (27%)        (34%)           358        356       (1%)
      Dividends to policyholders                              (25%)         50%              9         10       11%
      Other adjustments                                       (94%)        (75%)            29         39       34%
      --------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                    NM           NM           $(23)      $(29)     (26%)
--------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          1.9         13.5           57.6       62.5      (4.9)
      --------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                (5.4)        (4.1)          11.8       13.3      (1.5)
      Expenses                                                11.2          8.0           29.3       22.9       6.4
      --------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       5.8          3.9           41.1       36.2       4.9
      --------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                   0.3         (0.1)           0.7        0.7         -
      --------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                         8.0         17.2           99.4       99.3       0.1
--------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                          -          1.5            0.5        1.7      (1.2)
--------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                     8.0         15.7           98.9       97.6       1.3
--------------------------------------------------------------------------------------------------------------------

                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     PROPERTY & CASUALTY
                                    SPECIALTY COMMERCIAL
                                 WRITTEN AND EARNED PREMIUMS




                            4Q          1Q          2Q          3Q          4Q
                           2002        2003        2003        2003        2003
                         ----------  ----------  ----------  ----------  ----------
WRITTEN PREMIUMS [1]

Property                      $ 70        $ 97       $ 116       $ 147        $ 80
Casualty                       128         187         149         179         155
Bond                            38          45          36          42          39
Professional Liability          75          65          78          93          88
Other                           23          12          20           8         (24)
-----------------------------------------------------------------------------------
    TOTAL                    $ 334       $ 406       $ 399       $ 469       $ 338

EARNED PREMIUMS [1]

Property                      $ 95        $ 89        $ 96       $ 140       $ 104
Casualty                       145         148         141         165         161
Bond                            38          42          35          33          42
Professional Liability          55          64          72          77          83
Other                           19          12          11          19          24
-----------------------------------------------------------------------------------
    TOTAL                    $ 352       $ 355       $ 355       $ 434       $ 414
-----------------------------------------------------------------------------------


                          YEAR OVER                                YEAR ENDED
                             YEAR      SEQUENTIAL                  DECEMBER 31,
                           QUARTER      QUARTER       --------------------------------------
                            CHANGE       CHANGE           2002         2003         CHANGE
                         -----------  -----------     ------------ ------------  -----------
WRITTEN PREMIUMS [1]

Property                        14%         (46%)           $ 405        $ 440           9%
Casualty                        21%         (13%)             556          670          21%
Bond                             3%          (7%)             157          162           3%
Professional Liability          17%          (5%)             239          324          36%
Other                            NM           NM                5           16           NM
--------------------------------------------------------------------------------------------
    TOTAL                        1%         (28%)          $1,362       $1,612          18%

EARNED PREMIUMS [1]

Property                         9%         (26%)           $ 346        $ 429          24%
Casualty                        11%          (2%)             498          615          23%
Bond                            11%          27%              148          152           3%
Professional Liability          51%           8%              200          296          48%
Other                           26%          26%               30           66         120%
--------------------------------------------------------------------------------------------
    TOTAL                       18%          (5%)          $1,222       $1,558          27%
--------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                                         REINSURANCE
                                                    UNDERWRITING RESULTS



                                                             4Q            1Q            2Q            3Q           4Q
                                                            2002          2003          2003          2003         2003
                                                         ------------  ------------  ------------  -----------  ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                         $ 153         $ 274         $ (99)        $ 19          $ 16
      Change in reserve                                          (39)          123          (162)         (63)          (40)
      ----------------------------------------------------------------------------------------------------------------------
        Earned premiums                                          192           151            63           82            56

      Loss and loss adjustment expenses                          175           129           122           73            57
      Underwriting expenses                                       56            40            18           19            18
      Dividends to policyholders                                   -             -             -            -             -
      Other adjustments                                            3             1            (1)           -             1
      ----------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                               $ (42)        $ (19)        $ (76)       $ (10)        $ (20)
----------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES           85.5          80.5         178.8         82.0          80.8
      ----------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                   5.6           5.6          14.5          5.8          24.0
      Expenses                                                  29.5          26.4          29.4         23.5          30.7
      ----------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES        35.1          32.0          44.0         29.3          54.7
      ----------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                       -             -             -            -             -
      ----------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                         120.6         112.5         222.8        111.3         135.4
----------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                          0.7           1.5           5.6          3.0          (5.7)
----------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                     119.9         111.0         217.1        108.2         141.1
----------------------------------------------------------------------------------------------------------------------------



                                                          YEAR OVER                                 YEAR ENDED
                                                            YEAR       SEQUENTIAL                   DECEMBER 31,
                                                           QUARTER      QUARTER        --------------------------------------
                                                           CHANGE       CHANGE           2002         2003        CHANGE
                                                         -----------  -----------     ------------ ------------ ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                         (90%)        (16%)           $ 703        $ 210         (70%)
      Change in reserve                                         (3%)         37%              (10)        (142)       NM
      ----------------------------------------------------------------------------------------------------------------------
        Earned premiums                                        (71%)        (32%)             713          352         (51%)

      Loss and loss adjustment expenses                        (67%)        (22%)             569          381         (33%)
      Underwriting expenses                                    (68%)         (5%)             200           95         (53%)
      Dividends to policyholders                                  -            -                -            -             -
      Other adjustments                                        (67%)           -                3            1         (67%)
      ----------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                                52%        (100%)           $ (59)       $(125)       (112%)
----------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES           4.7          1.2             74.9         98.2        (23.3)
      ----------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                (18.4)       (18.2)             4.9         10.2         (5.3)
      Expenses                                                 (1.2)        (7.2)            28.0         26.9          1.1
      ----------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      (19.6)       (25.4)            33.0         37.1         (4.1)
      ----------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                      -            -                -            -            -
      ----------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        (14.8)       (24.1)           107.9        135.3        (27.4)
----------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                         6.4          8.7              0.7          1.4         (0.7)
----------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    (21.2)       (32.9)           107.2        133.8        (26.6)
----------------------------------------------------------------------------------------------------------------------------

[1] Underwriting results for the quarter ended June 30, 2003 were negatively impacted by $59 of prior year reserve strengthening and $7 related to the Endurance transaction.

                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                       PROPERTY & CASUALTY
                                           REINSURANCE
                                   WRITTEN AND EARNED PREMIUMS




                                    4Q          1Q          2Q          3Q          4Q
                                   2002        2003        2003        2003        2003
                                 ----------  ----------  ----------  ----------  ----------
WRITTEN PREMIUMS [1]

Traditional Reinsurance              $ 150       $ 240      $ (101)       $ 17        $ (2)
Alternative Risk Transfer (ART)          3          34           2           2          18
-------------------------------------------------------------------------------------------
    TOTAL                            $ 153       $ 274        $(99)       $ 19        $ 16

EARNED PREMIUMS [1]

Traditional Reinsurance              $ 171       $ 135        $ 56        $ 70        $ 38
Alternative Risk Transfer (ART)         21          16           7          12          18
-------------------------------------------------------------------------------------------
    TOTAL                            $ 192       $ 151        $ 63        $ 82        $ 56
-------------------------------------------------------------------------------------------



                                  YEAR OVER                             YEAR ENDED
                                    YEAR       SEQUENTIAL                 DECEMBER 31,
                                   QUARTER     QUARTER        ---------------------------------
                                   CHANGE       CHANGE          2002        2003      CHANGE
                                 -----------  -----------     ----------  ---------- ----------
WRITTEN PREMIUMS [1]

Traditional Reinsurance                  NM           NM          $ 618       $ 154       (75%)
Alternative Risk Transfer (ART)          NM           NM             85          56       (34%)
-----------------------------------------------------------------------------------------------
    TOTAL                              (90%)        (16%)         $ 703       $ 210       (70%)

EARNED PREMIUMS [1]

Traditional Reinsurance                (78%)        (46%)         $ 621       $ 299       (52%)
Alternative Risk Transfer (ART)        (14%)         50%             92          53       (42%)
-----------------------------------------------------------------------------------------------
    TOTAL                              (71%)        (32%)         $ 713       $ 352       (51%)
-----------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                      STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)



                                              4Q                1Q               2Q                3Q              4Q
                                             2002              2003             2003              2003            2003
                                         --------------   ---------------   --------------   ---------------  -------------

WRITTEN PRICE INCREASES
     Business Insurance                            16%               13%              10%                9%             6%
     Personal Lines Automobile                     11%               10%               8%                6%             7%
     Personal Lines Homeowners                     17%               14%              14%               14%            11%

PREMIUM RETENTION
     Business Insurance                            89%               90%              89%               85%            84%
     Personal Lines Automobile                     91%               90%              94%               91%            88%
     Personal Lines Homeowners                    101%              103%             103%              101%            98%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                            26%               26%              27%               25%            26%
     Personal Lines Automobile                     13%               13%              13%               15%            17%
     Personal Lines Homeowners                     10%                8%              10%               11%            12%

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                              STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION






                                                                         SEPTEMBER 30, 2003          DECEMBER 31, 2002
                                                                       ---------------------       --------------------

Statutory Capital and Surplus                                                  $      5,578             $        4,871
GAAP Adjustments
           Investment in subsidiaries/Capital contributions                          (1,643)                    (1,543)
           Goodwill                                                                     152                        153
           Non-admitted assets/Statutory reserves                                       522                      1,398
           Deferred policy acquisition costs                                            981                        930
           Unrealized gains on investments, net of impairments                          811                        673
           Deferred taxes                                                               212                       (138)
           Benefit reserves                                                            (165)                      (194)
           Consolidation/Corporate eliminations                                        (137)                      (785)
           Other, net                                                                  (672)                      (395)
------------------------------------------------------------------------------------------------------------------------
GAAP Stockholders' Equity                                                      $      5,639             $        4,970
------------------------------------------------------------------------------------------------------------------------

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              PROPERTY & CASUALTY
                                               OTHER OPERATIONS
                                             UNDERWRITING RESULTS




                                              4Q           1Q            2Q          3Q         4Q
                                             2002         2003          2003        2003       2003
                                           ---------  --------------  ---------   ---------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                          $ 9             $ 7        $ 6        $ (2)        $ 3
      Change in reserve                          (2)             (1)         -          (2)         (1)
      -------------------------------------------------------------------------------------------------
        Earned premiums                          11               8          6           -           4

      Loss and loss adjustment expenses          34           2,629         16           5          55
      Underwriting expenses                      12              12          2           7           8
      -------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                   $(35)        $(2,633)      $(12)       $(12)       $(59)
      -------------------------------------------------------------------------------------------------



                                            YEAR OVER                                 YEAR ENDED
                                              YEAR      SEQUENTIAL                     DECEMBER 31,
                                             QUARTER     QUARTER       --------------------------------------
                                             CHANGE       CHANGE            2002           2003       CHANGE
                                           -----------  ----------     -------------- -------------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                           (67%)         NM               $ 57          $ 14      (75%)
      Change in reserve                           50%         50%                (12)           (4)      67%
      -------------------------------------------------------------------------------------------------------
        Earned premiums                          (64%)            -               69            18      (74%)

      Loss and loss adjustment expenses           62%          NM                171         2,705         NM
      Underwriting expenses                      (33%)        14%                 62            29      (53%)
      -------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                     (69%)         NM             $ (164)      $(2,716)        NM
      -------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                        OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES



FOR THE FOURTH QUARTER ENDED DECEMBER 31, 2003      ASBESTOS              ENVIRONMENTAL        ALL OTHER [1]            TOTAL
                                                ------------------       -----------------     ---------------     ----------------
Beginning liability - net                                 $ 3,601                   $ 517             $ 1,195              $ 5,313
Claims and claim adjustment expenses incurred                   3                      (5)                 60                   58
Claims and claim adjustment expenses paid                      35                     104                  22                  161
Other [5]                                                     225                       -                   -                  225
-----------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                            $ 3,794 [4]               $ 408             $ 1,233              $ 5,435
-----------------------------------------------------------------------------------------------------------------------------------



FOR THE YEAR ENDED DECEMBER 31, 2003
Beginning liability - net                                 $ 1,118                   $ 591             $ 1,250              $ 2,959
Claims and claim adjustment expenses incurred               2,612                       2                 102                2,716
Claims and claim adjustment expenses paid                     161                     185                 119                  465
Other [5]                                                     225                       -                   -                  225
-----------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                            $ 3,794 [4]               $ 408             $ 1,233              $ 5,435
-----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes unallocated loss adjustment expense reserves.
[2] Ending liabilities include asbestos and environmental reserves reported in North American Property & Casualty of $13 and $10, respectively, as of December 31, 2003 and of $14 and $10, respectively, as of December 31, 2002.
[3] Gross of reinsurance, asbestos and environmental reserves were $5,884 and $542, respectively, as of December 31, 2003 and $1,994 and $682, respectively, as of December 31, 2002.
[4] As of December 31, 2003, the one year and average three year net paid amounts for asbestos claims are $161 and $124, respectively, resulting in one year and three year net survival ratios of 23.6 and 30.7 years, respectively. Net survival ratio is quotient of the carried reserves dividend by the average annual payment amount and is an indication of the number of years that the carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.
[5]  Represents the transfer of reserves pursuant to the MacArthur settlement.

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                              SUMMARY OF GROSS ASBESTOS RESERVES

                                                                                      AS OF DECEMBER 31, 2003
                                                             ----------------------------------------------------------------

                                                                                                        % OF
                                                             NUMBER OF     ALL TIME        TOTAL      ASBESTOS     ALL TIME
                                                             ACCOUNTS[4]     PAID        RESERVES     RESERVES     ULTIMATE
                                                             ----------   -----------   -----------   ---------   -----------

Major asbestos defendants
     Structured settlements (includes 2 Wellington accounts)         5         $ 224         $ 279          5%         $ 503
     Wellington (direct only)                                       31           628           300          5%           928
     Other major asbestos defendants                                29           179           420          7%           599
     No known policies (includes 3 Wellington accounts)              5             -             -           -             -
Accounts with future exposure > $2.5                               127           415         1,354         23%         1,769
Accounts with future exposure < $2.5                               826           308           111          2%           419
MacArthur Settlement                                                                         1,150         20%         1,150
Unallocated [5]                                                      -            16           936         15%           952
-----------------------------------------------------------------------------------------------------------------------------
     Total direct [3]                                                          1,770         4,550         77%         6,320

Assumed reinsurance                                                              560           854         15%         1,414
London market                                                                    373           480          8%           853
-----------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES [2]                                            $ 2,703       $ 5,884        100%       $ 8,587
-----------------------------------------------------------------------------------------------------------------------------


                                                                          3 YEAR GROSS
                                                             3 YEAR TOTAL   SURVIVAL
                                                             PAID LOSSES    RATIO [1]
                                                             -----------  ------------
                                                                           (IN YEARS)
Major asbestos defendants
     Structured settlements (includes 2 Wellington accounts)       $ 93           9.0
     Wellington (direct only)                                       177           5.1
     Other major asbestos defendants                                 66          19.0
     No known policies (includes 3 Wellington accounts)               -             -
Accounts with future exposure > $2.5                                204          20.0
Accounts with future exposure < $2.5                                 29          11.5
MacArthur Settlement
Unallocated [5]                                                      16
--------------------------------------------------------------------------------------
     Total direct [3]                                               638          21.4

Assumed reinsurance                                                 169          15.2
London market                                                        95          15.2
--------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES [2]                                   902          19.6
--------------------------------------------------------------------------------------

[1] Survival ratio provides an estimate of the number of years that reserves would be available at the current average claim payment rate. This is a gross three year survival ratio calculated by dividing gross reserves by the average three year paid losses.
[2] The one year gross paid amount for total asbestos claims is $319 resulting in a one year gross survival ratio of 18.4 years.
[3] Three year total paid losses include payments of $53 on closed claims (not presented by category).
[4]  Number of accounts by category established as of December 2002.
[5]  Includes closed accounts, new accounts and unallocated reserves.


------------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GROSS ASBESTOS RESERVE FOR CEDED REINSURANCE

     Total gross asbestos reserves                                                                                          $ 5,884
     Original ceded reinsurance                                                                                               3,946
                                                                                                                  ------------------
     ORIGINAL NET                                                                                                             1,938
     Add:  Known settlements, commutations and known insolvencies                                                             1,579
              Provision for future unrecoverable reinsurance                                                                    277
                                                                                                                  ------------------
     TOTAL ENDING NET ASBESTOS RESERVES                                                                                     $ 3,794
------------------------------------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                 PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                                          DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL



                                                             ASBESTOS                              ENVIRONMENTAL
                                                ----------------------------------      -----------------------------------
                                                     PAID             INCURRED               PAID             INCURRED
FOR THE FOURTH QUARTER ENDED DECEMBER 31, 2003    LOSS & LAE         LOSS & LAE           LOSS & LAE         LOSS & LAE
                                                ---------------    ---------------      ----------------   ----------------
Gross
     Direct                                               $ 66               $ 83                  $ 34                $ 2
     Assumed - Domestic                                     26                  -                     5                  -
     London Market                                          23                (77)                    8                 (8)
---------------------------------------------------------------------------------------------------------------------------
        Total                                              115                  6                    47                 (6)
Ceded                                                      (80)                (3)                   57                  1
---------------------------------------------------------------------------------------------------------------------------
NET                                                       $ 35                $ 3                 $ 104               $ (5)
---------------------------------------------------------------------------------------------------------------------------



FOR THE YEAR ENDED DECEMBER 31, 2003
Gross
     Direct                                              $ 226            $ 3,113                 $ 109               $ 12
     Assumed - Domestic                                     53                585                    15                 (3)
     London Market                                          40                286                    17                 (8)
---------------------------------------------------------------------------------------------------------------------------
        Total                                              319              3,984                   141                  1
Ceded                                                     (158)            (1,372)                   44                  1
---------------------------------------------------------------------------------------------------------------------------
NET                                                      $ 161             $2,612                 $ 185                $ 2
---------------------------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY CASUALTY
                               UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                                      QUARTER ENDED DECEMBER 31, 2003
                                                ------------------------------------------------------------------------------

                                                   BUSINESS         PERSONAL            SPECIALTY
                                                   INSURANCE          LINES             COMMERCIAL            REINSURANCE
                                                ---------------- ----------------  ---------------------  --------------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 10/1/03 - GROSS          $ 5,265          $ 1,752                $ 4,915               $ 1,642
Reinsurance and other recoverables                          429               44                  1,800                   411
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 10/1/03 - NET              4,836            1,708                  3,115                 1,231

        Provision for unpaid claims and
        claim adjustment expenses
            Current year                                    592              599                    304                    57
            Prior year                                       (6)              (6)                     7                     -
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES                                 586              593                    311                    57
------------------------------------------------------------------------------------------------------------------------------

        Payments                                           (465)            (551)                  (300)                  (90)
        Other [1]                                           (56)             (60)                  (106)                   (3)
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - NET             4,901            1,690                  3,020                 1,195
Reinsurance and other recoverables                          395               43                  2,088                   496
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - GROSS         $ 5,296          $ 1,733                $ 5,108               $ 1,691
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Earned premiums                                           $ 972            $ 819                  $ 414                  $ 56
GAAP combined ratio                                        93.1             96.8                   93.5                 135.4
Loss and loss expense paid ratio                           48.0             67.5                   72.0                 162.5
Loss and loss expense incurred ratio                       60.2             72.6                   74.9                 104.8
Catastrophe ratio                                           0.7              2.7                    1.0                  (5.7)
Prior accident year development (pts.)                     (0.6)            (0.7)                   1.7                     -
------------------------------------------------------------------------------------------------------------------------------

                                                           QUARTER ENDED DECEMBER 31, 2003
                                                --------------------------------------------------

                                                                      OTHER            TOTAL
                                                     NAPC          OPERATIONS           P&C
                                                ---------------  ---------------- ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 10/1/03 - GROSS         $13,574           $ 7,870         $ 21,444
Reinsurance and other recoverables                       2,684             2,580            5,264
--------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 10/1/03 - NET            10,890             5,290           16,180

        Provision for unpaid claims and
        claim adjustment expenses
            Current year                                 1,552                 -            1,552
            Prior year                                      (5)               55               50
--------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES                              1,547                55            1,602
--------------------------------------------------------------------------------------------------

        Payments                                        (1,406)             (158)          (1,564)
        Other [1]                                         (225)              225                -
--------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - NET           10,806             5,412           16,218
Reinsurance and other recoverables                       3,022             2,475            5,497
--------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - GROSS       $ 13,828           $ 7,887         $ 21,715
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Earned premiums                                        $ 2,261               $ 4          $ 2,265
GAAP combined ratio                                       95.6
Loss and loss expense paid ratio                          62.3
Loss and loss expense incurred ratio                      68.4
Catastrophe ratio                                          1.3
Prior accident year development (pts.)                    (0.2)
--------------------------------------------------------------------------------------------------

[1]  Represents the transfer of reserves pursuant to the MacArthur settlement.

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY CASUALTY
                                 UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                                       YEAR TO DATE ENDED DECEMBER 31, 2003
                                                --------------------------------------------------------------------------------
                                                   BUSINESS          PERSONAL             SPECIALTY
                                                   INSURANCE           LINES             COMMERCIAL             REINSURANCE
                                                ----------------  ----------------  ----------------------  --------------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS           $ 4,744           $ 1,692                 $ 4,957               $ 1,614
Reinsurance and other recoverables                          366                49                   1,998                   388
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET               4,378             1,643                   2,959                 1,226

        Provision for unpaid claims and
        claim adjustment expenses
            Current year                                  2,346             2,324                   1,130                   287
            Prior year                                       (6)               (6)                     52                    94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES                               2,340             2,318                   1,182                   381
--------------------------------------------------------------------------------------------------------------------------------

        Payments                                         (1,761)           (2,211)                 (1,015)                 (409)
        Other [1]                                           (56)              (60)                   (106)                   (3)
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - NET             4,901             1,690                   3,020                 1,195
Reinsurance and other recoverables                          395                43                   2,088                   496
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - GROSS         $ 5,296           $ 1,733                 $ 5,108               $ 1,691
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Earned premiums                                         $ 3,696           $ 3,181                 $ 1,558                 $ 352
GAAP combined ratio                                        95.7              95.9                    99.3                 135.3
Loss and loss expense paid ratio                           47.7              69.5                    65.1                 116.3
Loss and loss expense incurred ratio                       63.3              72.9                    75.8                 108.4
Catastrophe ratio                                           2.7               4.1                     1.7                   1.4
Prior accident year development (pts.) [2]                 (0.2)             (0.2)                    3.3                  26.7
--------------------------------------------------------------------------------------------------------------------------------


                                                          YEAR TO DATE ENDED DECEMBER 31, 2003
                                                ----------------------------------------------------
                                                                       OTHER             TOTAL
                                                     NAPC           OPERATIONS            P&C
                                                ----------------  ----------------  ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS           $13,007           $ 4,084          $ 17,091
Reinsurance and other recoverables                        2,801             1,149             3,950
----------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET              10,206             2,935            13,141

        Provision for unpaid claims and
        claim adjustment expenses
            Current year                                  6,087                15             6,102
            Prior year                                      134             2,690             2,824
----------------------------------------------------------------------------------------------------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES                               6,221             2,705             8,926
----------------------------------------------------------------------------------------------------

        Payments                                         (5,396)             (453)           (5,849)
        Other [1]                                          (225)              225                 -
----------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - NET            10,806             5,412            16,218
Reinsurance and other recoverables                        3,022             2,475             5,497
----------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 12/31/03 - GROSS        $ 13,828           $ 7,887          $ 21,715
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Earned premiums                                         $ 8,787              $ 18           $ 8,805
GAAP combined ratio                                        98.0
Loss and loss expense paid ratio                           61.4
Loss and loss expense incurred ratio                       70.8
Catastrophe ratio                                           3.0
Prior accident year development (pts.) [2]                  1.5
----------------------------------------------------------------------------------------------------

[1] Represents the transfer of reserves pursuant to the MacArthur settlement. [2] In addition to prior year loss reserve development of $94, Reinsurance had
     $10 of earned premiums in 2003 that related to exposure periods prior to 2003.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               PROPERTY & CASUALTY
                                        REINSURANCE RECOVERABLE ANALYSIS


                                                           December 31,          December 31,
                                                               2003                  2002
                                                          ---------------       ---------------
GROSS REINSURANCE RECOVERABLE [1]
     Paid Loss and Loss Adjustment Expense                         $ 446                 $ 512
     Unpaid Loss and Loss Adjustment Expense                       5,289                 3,930
     ------------------------------------------------------------------------------------------
     Subtotal Gross Reinsurance Recoverable                        5,735                 4,442

     Less: Allowance for Uncollectable Reinsurance                  (381)                 (211)
     ------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLE                   $5,354                $4,231


DISTRIBUTION OF NET RECOVERABLE                                                      % of        % of Rated
                                                              Amount                Total         Companies
                                                          ---------------       -------------------------------

Net Property & Casualty Reinsurance Recoverables                 $ 5,354

     Less: Mandatory (Assigned Risk) Pools                          (446)
     ---------------------------------------------------------------------------

NET P&C REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS         $4,908
--------------------------------------------------------------------------------

     Rated A- (Excellent) or better by A.M. Best [2]             $ 3,202                 65.2%           91.7%
     Other Rated by A.M. Best                                        289                  5.9%            8.3%
     ----------------------------------------------------------------------------------------------------------
     Total Rated Companies                                         3,491                 71.1%          100.0%

     Voluntary Pools                                                 229                  4.7%
     Captives                                                        106                  2.2%
     Other Not Rated Companies                                     1,082                 22.0%
     ------------------------------------------------------------------------------------------
     Total                                                       $ 4,908                100.0%
-----------------------------------------------------------------------------------------------

[1]  Net of commutations, settlements and known insolvencies.
[2]  Based on A.M. Best ratings as of December 31, 2003.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY AND CASUALTY
                                                   CONSOLIDATED INCOME STATEMENTS

                                                                       4Q            1Q           2Q           3Q            4Q
                                                                      2002          2003         2003         2003          2003
                                                                   ------------  -----------  -----------  ------------  -----------

Earned premiums                                                        $ 2,154      $ 2,166      $ 2,106       $ 2,268      $ 2,265
Net investment income [1]                                                  284          281          286           297          308
Other revenues                                                              99           95          113           110          110
Net realized capital gains (losses) [1]                                      1           (1)         212            19           23
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL REVENUES                                                        2,538        2,541        2,717         2,694        2,706

Benefits, claims and claim adjustment expenses [2]                       1,555        4,161        1,541         1,622        1,602
Amortization of deferred policy acquisition costs                          403          401          382           431          428
Insurance operating costs and expenses                                     268          216          230           230          213
Other expenses [3]                                                         147          132          189           143          161
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL BENEFITS AND EXPENSES                                           2,373        4,910        2,342         2,426        2,404


      Income (loss) before income taxes                                    165       (2,369)         375           268          302

Income tax expense (benefit)                                                24         (856)          98            66           79
------------------------------------------------------------------------------------------------------------------------------------

      NET INCOME (LOSS) [4]                                                141       (1,513)         277           202          223

Less:  Net realized capital gains (losses), after-tax [1]                    1            -          138            12           15
Add:   Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                         2            3            3             3            3
------------------------------------------------------------------------------------------------------------------------------------

      OPERATING INCOME (LOSS) [3] [4]                                    $ 142      $(1,510)       $ 142         $ 193        $ 211

   Total Property & Casualty effective tax rate - net income             15.0%           NM        26.3%         24.2%        26.2%
   Total Property & Casualty effective tax rate - operating income       15.1%           NM        15.7%         23.6%        25.6%
------------------------------------------------------------------------------------------------------------------------------------

                                                                   YEAR OVER                              YEAR ENDED
                                                                     YEAR     SEQUENTIAL                  DECEMBER 31,
                                                                    QUARTER    QUARTER       ------------------------------------
                                                                    CHANGE      CHANGE          2002         2003       CHANGE
                                                                   ----------  ---------     ------------ ------------ ----------

Earned premiums                                                           5%          -          $ 8,114      $ 8,805         9%
Net investment income [1]                                                 8%         4%            1,060        1,172        11%
Other revenues                                                           11%          -              356          428        20%
Net realized capital gains (losses) [1]                                   NM        21%              (68)         253         NM
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL REVENUES                                                         7%          -            9,462       10,658        13%

Benefits, claims and claim adjustment expenses [2]                        3%        (1%)           5,870        8,926        52%
Amortization of deferred policy acquisition costs                         6%        (1%)           1,613        1,642         2%
Insurance operating costs and expenses                                  (21%)       (7%)             879          889         1%
Other expenses [3]                                                       10%        13%              559          625        12%
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL BENEFITS AND EXPENSES                                            1%        (1%)           8,921       12,082        35%


      Income (loss) before income taxes                                  83%        13%              541       (1,424)        NM

Income tax expense (benefit)                                              NM        20%               72         (613)        NM
---------------------------------------------------------------------------------------------------------------------------------

      NET INCOME (LOSS) [4]                                              58%        10%              469         (811)        NM

Less:  Net realized capital gains (losses), after-tax [1]                 NM        25%              (44)         165         NM
Add:   Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                     50%          -               10           12        20%
---------------------------------------------------------------------------------------------------------------------------------

      OPERATING INCOME (LOSS) [3] [4]                                    49%         9%            $ 523       $ (964)        NM

   Total Property & Casualty effective tax rate - net income            11.2        2.0            13.2%           NM         NM
   Total Property & Casualty effective tax rate - operating income      10.5        2.0            16.1%           NM         NM
---------------------------------------------------------------------------------------------------------------------------------

[1] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[2] The quarter ended March 31, 2003 includes the before-tax impact of 2003 asbestos reserve addition of $2,604.
[3] The quarter ended June 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.
[4] The quarter ended March 31, 2003 includes the after-tax impact of 2003 asbestos reserve addition of $1,701.

                THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             PROPERTY CASUALTY
                        CONSOLIDATED BALANCE SHEETS


                                                               4Q               1Q              2Q               3Q
                                                              2002             2003            2003             2003
                                                         ---------------  ---------------  --------------   --------------
Investments
    Fixed maturities, available for sale, at fair value        $ 19,446         $ 20,384        $ 22,820         $ 23,565
    Equity securities, available for sale, at fair value            459              209             219              215
    Other investments                                               668              636             556              644
--------------------------------------------------------------------------------------------------------------------------
    Total investments                                            20,573           21,229          23,595           24,424

Cash                                                                198              366             239              203
Premiums receivable and agents' balances                          2,403            2,521           2,630            2,626
Reinsurance recoverables                                          4,231            5,635           5,396            5,529
Deferred policy acquisition costs                                   930              994             987              981
Deferred income tax                                                 610            1,408           1,107            1,136
Goodwill                                                            153              153             153              152
Other assets                                                      2,031            2,167           2,664            2,050
--------------------------------------------------------------------------------------------------------------------------

    TOTAL ASSETS                                               $ 31,129         $ 34,473        $ 36,771         $ 37,101
--------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
    claim adjustment expenses                                  $ 17,091         $ 21,212        $ 21,068         $ 21,444
Unearned premiums                                                 3,942            4,246           4,410            4,504
Debt [1]                                                          2,187            2,188           2,015            2,001
Other liabilities                                                 2,939            3,383           3,735            3,513
--------------------------------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES                                            26,159           31,029          31,228           31,462
--------------------------------------------------------------------------------------------------------------------------

Equity, x-AOCI, net of tax                                        4,262            2,663           4,590            4,899
AOCI, net of tax                                                    708              781             953              740
--------------------------------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                    4,970            3,444           5,543            5,639
--------------------------------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 31,129         $ 34,473        $ 36,771         $ 37,101

--------------------------------------------------------------------------------------------------------------------------


Hartford Fire NAIC RBC                                             390%
--------------------------------------------------------------------------------------------------------------------------



                                                                            YEAR OVER
                                                                             YEAR        SEQUENTIAL
                                                               4Q           QUARTER       QUARTER
                                                              2003          CHANGE         CHANGE
                                                         ---------------  ------------  -----------
Investments
    Fixed maturities, available for sale, at fair value        $ 23,715           22%           1%
    Equity securities, available for sale, at fair value            208          (55%)         (3%)
    Other investments                                               682            2%           6%
---------------------------------------------------------------------------------------------------
    Total investments                                            24,605           20%           1%

Cash                                                                197           (1%)         (3%)
Premiums receivable and agents' balances                          2,750           14%           5%
Reinsurance recoverables                                          5,354           27%          (3%)
Deferred policy acquisition costs                                   975            5%          (1%)
Deferred income tax                                               1,101           80%          (3%)
Goodwill                                                            152           (1%)           -
Other assets                                                      2,025             -          (1%)
---------------------------------------------------------------------------------------------------

    TOTAL ASSETS                                               $ 37,159           19%            -
---------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
    claim adjustment expenses                                  $ 21,715           27%           1%
Unearned premiums                                                 4,372           11%          (3%)
Debt [1]                                                          1,993           (9%)           -
Other liabilities                                                 3,285           12%          (6%)
---------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES                                            31,365           20%            -
---------------------------------------------------------------------------------------------------

Equity, x-AOCI, net of tax                                        5,087           19%           4%
AOCI, net of tax                                                    707             -          (4%)
---------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                    5,794           17%           3%
---------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 37,159           19%            -

---------------------------------------------------------------------------------------------------

Hartford Fire NAIC RBC
---------------------------------------------------------------------------------------------------

[1]  Includes junior subordinated debentures.

                                   INVESTMENTS

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          GENERAL ACCOUNT
                                                  INVESTMENT EARNINGS BEFORE-TAX
                                                           CONSOLIDATED

                                                                     4Q         1Q         2Q          3Q         4Q
                                                                    2002       2003       2003        2003       2003
                                                                  ---------  ---------  ---------   ---------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                            $ 532      $ 538      $ 565       $ 580      $ 611
  Tax-exempt                                                           132        133        130         122        121
------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 664        671        695         702        732
Equities                                                                 9          8          7           7          5
Mortgage loans                                                          10          9          9           9         11
Real estate                                                              -          1          1           -          1
Policy loans                                                            58         58         54          51         47
Limited partnerships                                                    26         12         11          22         10
Other [2]                                                               28         40         30          33         41
------------------------------------------------------------------------------------------------------------------------
Subtotal                                                               795        799        807         824        847
Less investment expense                                                 12         11         11          10         12
------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                       $783       $788       $796        $814       $835
------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                         6.1%       6.0%       5.7%        5.6%       5.7%
Investment yield, after-tax [3]                                       4.3%       4.2%       4.0%        3.9%       3.9%

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                     $ (27)      $ (9)     $ 250         $ -       $ 15
Equities                                                               (45)       (49)        (5)          5         20
Real estate                                                             (1)         -          -           -          -
Periodic net coupon settlements on non-qualifying derivatives [2]        9          8         14          11         11
GMWB derivatives, net [4]                                                -          -          -           -          6
Other [5]                                                                6          5         12           7         (8)
------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                        $ (58)     $ (45)      $271         $23        $44
------------------------------------------------------------------------------------------------------------------------

Gross gains on sale [5]                                              $ 148      $ 137      $ 303       $ 132       $ 92
Gross losses on sale                                                   (93)      (107)       (24)        (80)        (9)
Impairments                                                           (126)       (89)       (27)        (29)       (55)
Periodic net coupon settlements on non-qualifying derivatives [2]        9          8         14          11         11
GMWB derivatives, net [4]                                                -          -          -           -          6
Other net gain (loss) [6]                                                4          6          5         (11)        (1)
------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                        $ (58)     $ (45)      $271         $23        $44
------------------------------------------------------------------------------------------------------------------------



                                                                   YEAR OVER                                 YEAR ENDED
                                                                     YEAR     SEQUENTIAL                     DECEMBER 31,
                                                                   QUARTER     QUARTER       --------------------------------------
                                                                    CHANGE      CHANGE            2002           2003        CHANGE
                                                                  ---------   ---------      -------------  -------------   -------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                              15%          5%            $ 1,987        $ 2,294       15%
  Tax-exempt                                                           (8%)        (1%)               523            506       (3%)
-----------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 10%          4%              2,510          2,800       12%
Equities                                                              (44%)       (29%)                36             27      (25%)
Mortgage loans                                                         10%         22%                 31             38       23%
Real estate                                                             -           -                   2              3       50%
Policy loans                                                          (19%)        (8%)               254            210      (17%)
Limited partnerships                                                  (62%)       (55%)                34             55       62%
Other [2]                                                              46%         24%                105            144       37%
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                7%          3%              2,972          3,277       10%
Less investment expense                                                 -         (20%)                43             44       (2%)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                         7%          3%            $ 2,929        $ 3,233       10%
-----------------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                         (0.4)        0.1               6.0%           5.8%      (0.2)
Investment yield, after-tax [3]                                       (0.4)         -                4.3%           4.1%      (0.2)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                        NM          -             $ (377)         $ 256        NM
Equities                                                                NM          NM               (42)           (29)      31%
Real estate                                                           100%          -                  2              -     (100%)
Periodic net coupon settlements on non-qualifying derivatives [2]      22%          -                 24             44       83%
GMWB derivatives, net [4]                                               -           -                  -              6        -
Other [5]                                                               NM          NM                17             16       (6%)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                           NM         91%            $ (376)         $ 293        NM
-----------------------------------------------------------------------------------------------------------------------------------

Gross gains on sale [5]                                               (38%)       (30%)            $ 457          $ 664       45%
Gross losses on sale                                                   90%         89%              (293)          (220)      25%
Impairments                                                            56%        (90%)             (579)          (200)      65%
Periodic net coupon settlements on non-qualifying derivatives [2]      22%          -                 24             44       83%
GMWB derivatives, net [4]                                               -           -                  -              6        -
Other net gain (loss) [6]                                               NM         91%                15             (1)       NM
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                           NM         91%            $ (376)         $ 293        NM
-----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[3] The investment yield calculation excludes the assets received in the CNA purchase and the collaterial received associated with the securities lending program.
[4] Fourth quarter net gains on GMWB derivatives are due principally to an approximately $4 gain associated with international funds for which hedge positions were initiated in the first quarter of 2004 and $2 due to modeling refinements to improve valuation estimates. Ineffectiveness on S&P 500 and NASDAQ economic hedge positions for the quarter was not significant.
[5] Includes a gain of $23 associated with the sale of Trumbull Associates, LLC in the third quarter 2003.
[6] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           GENERAL ACCOUNT
                                                   INVESTMENT EARNINGS BEFORE-TAX
                                                                LIFE



                                                                     4Q          1Q         2Q         3Q          4Q
                                                                    2002        2003       2003       2003        2003
                                                                  ---------   ---------  ---------  ---------   ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                            $ 370       $ 379      $ 392      $ 396       $ 408
  Tax-exempt                                                            25          25         25         24          24
-------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 395         404        417        420         432
Equities                                                                 5           5          5          4           4
Mortgage loans                                                           6           5          5          6           7
Real estate                                                              -           -          -          -           -
Policy loans                                                            58          58         54         51          47
Limited partnerships                                                    14           8          7         11           6
Other [2]                                                               21          29         22         25          32
-------------------------------------------------------------------------------------------------------------------------
Subtotal                                                               499         509        510        517         528
Less investment expense                                                  6           6          6          5           6
-------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                       $493        $503       $504       $512        $522
-------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                         6.2%        6.1%       5.8%       5.8%        5.8%
Investment yield, after-tax [3]                                       4.1%        4.1%       3.9%       3.9%        3.9%

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                     $ (69)      $ (31)      $ 52        $ 3        $ (4)
Equities                                                                (3)        (26)        (3)         5          17
Real estate                                                              -           -          -          -           -
Periodic net coupon settlements on non-qualifying derivatives [2]        5           4          9          6           7
GMWB derivatives, net [4]                                                -           -          -          -           6
Other [5]                                                                8           9          1        (10)         (5)
-------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                        $ (59)      $ (44)       $59        $ 4         $21
-------------------------------------------------------------------------------------------------------------------------

Gross gains on sale                                                   $ 57        $ 57       $ 91       $ 61        $ 58
Gross losses on sale                                                   (37)        (47)       (17)       (31)          -
Impairments                                                            (89)        (67)       (17)       (27)        (51)
Periodic net coupon settlements on non-qualifying derivatives [2]        5           4          9          6           7
GMWB derivatives, net [4]                                                -           -          -          -           6
Other net gain (loss) [5]                                                5           9         (7)        (5)          1
-------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                        $ (59)      $ (44)       $59        $ 4         $21
-------------------------------------------------------------------------------------------------------------------------




                                                                  YEAR OVER                                  YEAR ENDED
                                                                     YEAR     SEQUENTIAL                     DECEMBER 31,
                                                                   QUARTER     QUARTER       -------------------------------------
                                                                    CHANGE      CHANGE           2002           2003       CHANGE
                                                                  ---------   ---------      ------------   ------------  --------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                              10%          3%           $ 1,394        $ 1,575       13%
  Tax-exempt                                                           (4%)         -                 91             98        8%
----------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                  9%          3%             1,485          1,673       13%
Equities                                                              (20%)         -                 19             18       (5%)
Mortgage loans                                                         17%         17%                22             23        5%
Real estate                                                             -           -                  -              -        -
Policy loans                                                          (19%)        (8%)              254            210      (17%)
Limited partnerships                                                  (57%)       (45%)                6             32        NM
Other [2]                                                              52%         28%                84            108       29%
----------------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                6%          2%             1,870          2,064       10%
Less investment expense                                                 -         (20%)               21             23      (10%)
----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                         6%          2%           $ 1,849        $ 2,041       10%
----------------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                         (0.4)         -               6.1%           6.0%      (0.1)
Investment yield, after-tax [3]                                       (0.2)         -               4.1%           4.0%      (0.1)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                       94%          NM           $ (295)          $ 20        NM
Equities                                                                NM          NM              (22)            (7)      68%
Real estate                                                             -           -                 -              -        -
Periodic net coupon settlements on non-qualifying derivatives [2]      40%         17%                9             26      189%
GMWB derivatives, net [4]                                               -           -                 -              6        -
Other [5]                                                               NM         50%                -             (5)       -
----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                           NM          NM             $ (308)          $ 40      NM
----------------------------------------------------------------------------------------------------------------------------------

Gross gains on sale                                                     2%         (5%)            $ 175          $ 267       53%
Gross losses on sale                                                  100%        100%              (112)           (95)      15%
Impairments                                                            43%        (89%)             (380)          (162)      57%
Periodic net coupon settlements on non-qualifying derivatives [2]      40%         17%                 9             26      189%
GMWB derivatives, net [4]                                               -           -                  -              6        -
Other net gain (loss) [5]                                             (80%)        NM                  -             (2)       -
----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                          NM          NM             $ (308)          $ 40        NM
----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[3] The investment yield calculation excludes the assets received in the CNA purchase and the collaterial received associated with the securities lending program.
[4] Fourth quarter net gains on GMWB derivatives are due principally to an approximately $4 gain associated with international funds for which hedge positions were initiated in the first quarter of 2004 and $2 due to modeling refinements to improve valuation estimates. Ineffectiveness on S&P 500 and NASDAQ economic hedge positions for the quarter was not significant.
[5] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           GENERAL ACCOUNT
                                                   INVESTMENT EARNINGS BEFORE-TAX
                                                         PROPERTY & CASUALTY




                                                                     4Q          1Q          2Q         3Q          4Q
                                                                    2002        2003        2003       2003        2003
                                                                  ----------  ---------   ---------  ----------  ---------

NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                             $ 161      $ 159       $ 171       $ 184      $ 203
  Tax-exempt                                                            107        108         105          98         97
--------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                  268        267         276         282        300
Equities                                                                  4          3           2           3          1
Mortgage loans                                                            4          4           4           3          4
Real estate                                                               -          1           1           -          1
Policy loans                                                              -          -           -           -          -
Limited partnerships                                                     12          4           4          11          4
Other [2]                                                                 2          7           4           3          4
--------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                290        286         291         302        314
Less investment expense                                                   6          5           5           5          6
--------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                        $284       $281        $286        $297       $308
--------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                          6.0%       5.8%        5.5%        5.4%       5.4%
Investment yield, after-tax [3]                                        4.6%       4.4%        4.2%        4.0%       4.0%

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                       $ 42       $ 22       $ 198        $ (3)      $ 19
Equities                                                                (42)       (23)         (2)          -          3
Real estate                                                              (1)         -           -           -          -
Periodic net coupon settlements on non-qualifying derivatives [2]         4          4           5           5          4
Other [4]                                                                (2)        (4)         11          17         (3)
--------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                           $ 1       $ (1)       $212         $19        $23
--------------------------------------------------------------------------------------------------------------------------

Gross gains on sale [4]                                                $ 91       $ 80       $ 212        $ 71       $ 34
Gross losses on sale                                                    (56)       (60)         (7)        (49)        (9)
Impairments                                                             (37)       (22)        (10)         (2)        (4)
Periodic net coupon settlements on non-qualifying derivatives [2]         4          4           5           5          4
Other net gain (loss) [5]                                                (1)        (3)         12          (6)        (2)
--------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                           $ 1       $ (1)       $212         $19        $23
--------------------------------------------------------------------------------------------------------------------------



                                                                   YEAR OVER                                 YEAR ENDED
                                                                     YEAR       SEQUENTIAL                   DECEMBER 31,
                                                                    QUARTER      QUARTER    ---------------------------------------
                                                                    CHANGE       CHANGE          2002            2003        CHANGE
                                                                  ----------   ----------   -------------   -------------   -------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                               26%          10%           $ 591           $ 717       21%
  Tax-exempt                                                            (9%)         (1%)            432             408       (6%)
-----------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                  12%           6%           1,023           1,125       10%
Equities                                                               (75%)        (67%)             17               9      (47%)
Mortgage loans                                                           -           33%               9              15       67%
Real estate                                                              -            -                2               3       50%
Policy loans                                                             -            -                -               -        -
Limited partnerships                                                   (67%)        (64%)             28              23      (18%)
Other [2]                                                              100%          33%               3              18        NM
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                 8%           4%           1,082           1,193       10%
Less investment expense                                                  -          (20%)             22              21        5%
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME [2]                                          8%           4%         $ 1,060         $ 1,172       11%
-----------------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax [3]                                          (0.6)           -            5.8%            5.5%      (0.3)
Investment yield, after-tax [3]                                        (0.6)           -            4.5%            4.2%      (0.3)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                       (55%)          NM           $ (82)          $ 236        NM
Equities                                                                 NM           -              (20)            (22)     (10%)
Real estate                                                            100%           -                2               -     (100%)
Periodic net coupon settlements on non-qualifying derivatives [2]        -          (20%)             15              18       20%
Other [4]                                                              (50%)          NM              17              21       24%
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                            NM          21%           $ (68)          $ 253        NM
-----------------------------------------------------------------------------------------------------------------------------------

Gross gains on sale [4]                                                (63%)        (52%)          $ 282           $ 397       41%
Gross losses on sale                                                    84%          82%            (181)           (125)      31%
Impairments                                                             89%        (100%)           (199)            (38)      81%
Periodic net coupon settlements on non-qualifying derivatives [2]        -          (20%)             15              18       20%
Other net gain (loss) [5]                                             (100%)         67%              15               1      (93%)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [2]                            NM          21%           $ (68)          $ 253        NM
-----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Prior periods reflect the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).
[3] The investment yield calculation excludes the assets received in the CNA purchase and the collaterial received associated with the securities lending program.
[4] Includes a gain of $23 associated with the sale of Trumbull Associates, LLC in the third quarter 2003.
[5] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      GENERAL ACCOUNT
                              INVESTMENT EARNINGS BEFORE-TAX
                                         CORPORATE

                               4Q          1Q          2Q          3Q          4Q
                              2002        2003        2003        2003        2003
                            ---------   ----------  ----------  ----------  ----------

NET INVESTMENT INCOME
Fixed maturities [1]

Taxable                          $ 1          $ -         $ 2         $ -         $ -
--------------------------------------------------------------------------------------

Total fixed maturities             1            -           2           -           -

Other [2]                          5            4           4           5           5
--------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME      $ 6          $ 4         $ 6         $ 5         $ 5
--------------------------------------------------------------------------------------

                            YEAR OVER                                YEAR ENDED
                               YEAR       SEQUENTIAL                 DECEMBER 31,
                             QUARTER       QUARTER       ---------------------------------
                              CHANGE       CHANGE           2002         2003      CHANGE
                            ----------   ----------      ----------   ---------   --------
NET INVESTMENT INCOME
Fixed maturities [1]

Taxable                         (100%)          -             $ 2         $ 2          -
------------------------------------------------------------------------------------------

Total fixed maturities          (100%)          -               2           2          -

Other [2]                          -            -              18          18          -
------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME      (17%)          -             $20         $20          -
------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments' carrying values is reported in Corporate's net investment income.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   COMPOSITION OF INVESTED ASSETS
                                       CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT


                                                               4Q                        1Q                         2Q
                                                              2002                      2003                       2003
                                                   -------------------------- -------------------------  -------------------------
                                                       AMOUNT      PERCENT       AMOUNT      PERCENT        AMOUNT      PERCENT
                                                   ------------- ------------ ------------ ------------  ------------ ------------

Fixed maturities, at fair value [1]                     $ 59,974       90.9%     $ 63,363        91.9%       $ 68,676       92.8%
Equity securities, at fair value                             962        1.4%          661         1.0%            712        0.9%
Policy loans, at outstanding balance                       2,934        4.4%        2,876         4.2%          2,889        3.9%
Real estate/Mortgage loans, at cost                          578        0.9%          636         0.9%            732        1.0%
Limited partnerships, at fair value                          923        1.4%          786         1.1%            458        0.6%
Other investments [2]                                        629        1.0%          590         0.9%            569        0.8%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       $ 66,000      100.0%     $ 68,912       100.0%       $ 74,036      100.0%
----------------------------------------------------------------------------------------------------------------------------------

Total general account investments                         54,530       82.6%       57,328        83.2%         62,190       84.0%
Total guaranteed separate account investments             11,470       17.4%       11,584        16.8%         11,846       16.0%
----------------------------------------------------------------------------------------------------------------------------------

HIMCO managed third party accounts                       $ 1,312                  $ 1,521                     $ 1,774
----------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities ("ABS")                          $ 6,091       10.1%      $ 5,985         9.4%        $ 6,266        9.1%
Commercial mortgage-backed securities ("CMBS")             7,561       12.6%        8,469        13.4%          9,774       14.2%
Collateralized mortgage obligation ("CMO")                   952        1.6%        1,079         1.7%          1,091        1.6%
Corporate                                                 26,534       44.2%       28,298        44.7%         30,844       44.9%
Government/Government agencies - Foreign                   1,934        3.2%        2,049         3.2%          2,174        3.2%
Government/Government agencies - U.S.                        817        1.4%          910         1.4%          1,433        2.1%
Mortgage-backed securities ("MBS") - agency                2,818        4.7%        2,426         3.8%          2,198        3.2%
Municipal - taxable                                          166        0.3%          164         0.3%            414        0.6%
Municipal - tax-exempt                                    10,846       18.1%       10,814        17.1%         10,592       15.4%
Redeemable preferred stock                                   102        0.2%          103         0.2%            103        0.1%
Short-term [1]                                             2,153        3.6%        3,066         4.8%          3,787        5.6%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 59,974      100.0%     $ 63,363       100.0%       $ 68,676      100.0%
----------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                    48,889       81.5%       52,126        82.3%         57,137       83.2%
Total guaranteed separate account fixed maturities        11,085       18.5%       11,237        17.7%         11,539       16.8%
----------------------------------------------------------------------------------------------------------------------------------

AAA                                                     $ 14,358       24.0%     $ 14,999        23.7%       $ 16,140       23.6%
AA                                                         7,784       13.0%        7,778        12.3%          7,710       11.2%
A                                                         16,034       26.7%       16,690        26.3%         17,877       26.0%
BBB                                                       12,121       20.2%       13,306        21.0%         14,991       21.8%
Government                                                 4,397        7.3%        4,260         6.7%          4,614        6.7%
BB & below                                                 3,127        5.2%        3,264         5.2%          3,557        5.2%
Short-term [1]                                             2,153        3.6%        3,066         4.8%          3,787        5.5%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 59,974      100.0%     $ 63,363       100.0%       $ 68,676      100.0%
----------------------------------------------------------------------------------------------------------------------------------


                                                                3Q                             4Q
                                                               2003                           2003
                                                   ---------------------------    --------------------------
                                                       AMOUNT       PERCENT           AMOUNT      PERCENT
                                                   -------------  ------------    -------------  ------------

Fixed maturities, at fair value [1]                    $ 70,587         93.5%         $ 72,998        93.9%
Equity securities, at fair value                            677          0.9%              603         0.8%
Policy loans, at outstanding balance                      2,533          3.4%            2,512         3.2%
Real estate/Mortgage loans, at cost                         797          1.1%              907         1.2%
Limited partnerships, at fair value                         444          0.5%              361         0.5%
Other investments [2]                                       465          0.6%              307         0.4%
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 75,503        100.0%         $ 77,688       100.0%
------------------------------------------------------------------------------------------------------------

Total general account investments                        63,620         84.3%           65,847        84.8%
Total guaranteed separate account investments            11,883         15.7%           11,841        15.2%
------------------------------------------------------------------------------------------------------------

HIMCO managed third party accounts                      $ 1,850                        $ 2,053
------------------------------------------------------------------------------------------------------------

Asset-backed securities ("ABS")                         $ 6,546          9.3%          $ 6,524         8.9%
Commercial mortgage-backed securities ("CMBS")           10,017         14.2%           10,731        14.7%
Collateralized mortgage obligation ("CMO")                1,047          1.5%            1,073         1.5%
Corporate                                                31,508         44.6%           33,997        46.6%
Government/Government agencies - Foreign                  1,530          2.2%            1,773         2.4%
Government/Government agencies - U.S.                     1,072          1.5%            1,430         1.9%
Mortgage-backed securities ("MBS") - agency               3,078          4.4%            2,834         3.9%
Municipal - taxable                                         458          0.6%              629         0.9%
Municipal - tax-exempt                                   10,191         14.4%           10,216        14.0%
Redeemable preferred stock                                   81          0.1%               80         0.1%
Short-term [1]                                            5,059          7.2%            3,711         5.1%
------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 70,587        100.0%         $ 72,998       100.0%
------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                   58,909         83.5%           61,263        83.9%
Total guaranteed separate account fixed maturities       11,678         16.5%           11,735        16.1%
------------------------------------------------------------------------------------------------------------

AAA                                                    $ 15,490         21.9%         $ 16,552        22.7%
AA                                                        7,583         10.7%            7,855        10.8%
A                                                        18,200         25.8%           18,750        25.7%
BBB                                                      15,536         22.0%           17,114        23.4%
Government                                                5,146          7.3%            5,357         7.3%
BB & below                                                3,573          5.1%            3,659         5.0%
Short-term [1]                                            5,059          7.2%            3,711         5.1%
------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 70,587        100.0%         $ 72,998       100.0%
------------------------------------------------------------------------------------------------------------

[1] Fourth quarter 2002 and first quarter 2003 include $66 in Corporate. Second quarter 2003 includes $257 in Corporate. Third quarter 2003 includes $107 in Corporate. Fourth quarter 2003 includes $86 in Corporate.
[2] Third quarter 2003 includes $4 in Corporate. Fourth quarter 2003 includes $2 in Corporate.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                  COMPOSITION OF INVESTED ASSETS
                                          LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT

                                                               4Q                         1Q                         2Q
                                                              2002                       2003                       2003
                                                   -------------------------- -------------------------- --------------------------
                                                     AMOUNT        PERCENT      AMOUNT        PERCENT      AMOUNT        PERCENT
                                                   ------------- ------------ ------------- ------------ ------------- ------------

Fixed maturities, at fair value                        $ 40,462         89.2%     $ 42,913         90.1%     $ 45,599         90.8%
Equity securities, at fair value                            503          1.1%          452          1.0%          493          1.0%
Policy loans, at outstanding balance                      2,934          6.5%        2,876          6.0%        2,889          5.8%
Real estate/Mortgage loans, at cost                         447          1.0%          486          1.0%          555          1.1%
Limited partnerships, at fair value                         561          1.2%          468          1.0%          255          0.5%
Other investments                                           454          1.0%          422          0.9%          393          0.8%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 45,361        100.0%     $ 47,617        100.0%     $ 50,184        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total general account investments                        33,891         74.7%       36,033         75.7%       38,338         76.4%
Total guaranteed separate account investments            11,470         25.3%       11,584         24.3%       11,846         23.6%
-----------------------------------------------------------------------------------------------------------------------------------

ABS                                                     $ 5,360         13.3%      $ 5,297         12.3%      $ 5,471         12.0%
CMBS                                                      5,988         14.8%        6,923         16.1%        7,553         16.6%
CMO                                                         903          2.2%        1,024          2.4%        1,057          2.3%
Corporate                                                21,075         52.1%       22,452         52.3%       23,788         52.1%
Government/Government agencies - Foreign                    846          2.1%          881          2.0%          952          2.1%
Government/Government agencies - U.S.                       693          1.7%          733          1.7%          728          1.6%
MBS - agency                                              2,296          5.7%        1,955          4.6%        1,686          3.7%
Municipal - taxable                                         114          0.3%          110          0.3%          244          0.5%
Municipal - tax-exempt                                    2,000          4.9%        2,004          4.7%        2,051          4.5%
Redeemable preferred stock                                   34          0.1%           34          0.1%           34          0.1%
Short-term                                                1,153          2.8%        1,500          3.5%        2,035          4.5%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 40,462        100.0%     $ 42,913        100.0%     $ 45,599        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                   29,377         72.6%       31,676         73.8%       34,060         74.7%
Total guaranteed separate account fixed maturities       11,085         27.4%       11,237         26.2%       11,539         25.3%
-----------------------------------------------------------------------------------------------------------------------------------

AAA                                                     $ 6,960         17.2%      $ 7,475         17.4%      $ 7,968         17.5%
AA                                                        4,396         10.9%        4,487         10.5%        4,341          9.5%
A                                                        12,467         30.8%       13,069         30.5%       13,693         30.0%
BBB                                                       9,665         23.9%       10,608         24.7%       11,841         26.0%
Government                                                3,737          9.2%        3,582          8.3%        3,376          7.4%
BB & below                                                2,084          5.2%        2,192          5.1%        2,345          5.1%
Short-term                                                1,153          2.8%        1,500          3.5%        2,035          4.5%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 40,462        100.0%     $ 42,913        100.0%     $ 45,599        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                                               3Q                            4Q
                                                              2003                          2003
                                                   ---------------------------   --------------------------
                                                     AMOUNT        PERCENT         AMOUNT        PERCENT
                                                   ------------- -------------   ------------- ------------

Fixed maturities, at fair value                        $ 46,915          92.0%       $ 49,197         92.8%
Equity securities, at fair value                            462           0.9%            395          0.8%
Policy loans, at outstanding balance                      2,533           5.0%          2,512          4.7%
Real estate/Mortgage loans, at cost                         544           1.1%            579          1.1%
Limited partnerships, at fair value                         251           0.5%            193          0.4%
Other investments                                           263           0.5%            119          0.2%
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 50,968         100.0%       $ 52,995        100.0%
------------------------------------------------------------------------------------------------------------

Total general account investments                        39,085          76.7%         41,154         77.7%
Total guaranteed separate account investments            11,883          23.3%         11,841         22.3%
------------------------------------------------------------------------------------------------------------

ABS                                                     $ 5,411          11.5%        $ 5,409         11.0%
CMBS                                                      7,704          16.4%          8,168         16.6%
CMO                                                         998           2.1%          1,035          2.1%
Corporate                                                23,790          50.8%         25,553         51.9%
Government/Government agencies - Foreign                    657           1.4%            952          1.9%
Government/Government agencies - U.S.                       943           2.0%          1,126          2.3%
MBS - agency                                              2,080           4.4%          2,175          4.4%
Municipal - taxable                                         270           0.6%            408          0.9%
Municipal - tax-exempt                                    2,027           4.3%          2,017          4.1%
Redeemable preferred stock                                   33           0.1%             33          0.1%
Short-term                                                3,002           6.4%          2,321          4.7%
------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 46,915         100.0%       $ 49,197        100.0%
------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                   35,237          75.1%         37,462         76.1%
Total guaranteed separate account fixed maturities       11,678          24.9%         11,735         23.9%
------------------------------------------------------------------------------------------------------------

AAA                                                     $ 7,783          16.6%        $ 8,681         17.6%
AA                                                        4,323           9.2%          4,486          9.1%
A                                                        13,630          29.1%         13,901         28.3%
BBB                                                      11,889          25.3%         13,061         26.5%
Government                                                3,975           8.5%          4,361          9.0%
BB & below                                                2,313           4.9%          2,386          4.8%
Short-term                                                3,002           6.4%          2,321          4.7%
------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 46,915         100.0%       $ 49,197        100.0%
------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   COMPOSITION OF INVESTED ASSETS
                                                PROPERTY & CASUALTY - GENERAL ACCOUNT

                                                     4Q                             1Q                              2Q
                                                    2002                           2003                            2003
                                         ---------------------------    ----------------------------    ---------------------------
                                              AMOUNT       PERCENT           AMOUNT        PERCENT           AMOUNT       PERCENT
                                         --------------  -----------    --------------  ------------    --------------  -----------

Fixed maturities, at fair value               $ 19,446        94.5%          $ 20,384         96.0%         $ 22,820         96.7%
Equity securities, at fair value                   459         2.2%               209          1.0%              219          0.9%
Policy loans, at outstanding balance                 -            -                 -             -                -             -
Real estate/Mortgage loans, at cost                131         0.7%               150          0.7%              177          0.8%
Limited partnerships, at fair value                362         1.8%               318          1.5%              203          0.9%
Other investments                                  175         0.8%               168          0.8%              176          0.7%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                             $ 20,573       100.0%          $ 21,229        100.0%         $ 23,595        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

ABS                                              $ 731         3.8%             $ 688          3.4%            $ 795          3.5%
CMBS                                             1,573         8.1%             1,546          7.6%            2,221          9.7%
CMO                                                 49         0.3%                55          0.3%               34          0.1%
Corporate                                        5,459        28.0%             5,846         28.6%            7,056         31.0%
Government/Government agencies - Foreign         1,088         5.6%             1,168          5.7%            1,222          5.4%
Government/Government agencies - U.S.              124         0.6%               177          0.9%              705          3.1%
MBS - agency                                       522         2.7%               471          2.3%              512          2.2%
Municipal - taxable                                 52         0.3%                54          0.3%              170          0.7%
Municipal - tax-exempt                           8,846        45.5%             8,810         43.2%            8,541         37.4%
Redeemable preferred stock                          68         0.3%                69          0.3%               69          0.3%
Short-term                                         934         4.8%             1,500          7.4%            1,495          6.6%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 19,446       100.0%          $ 20,384        100.0%         $ 22,820        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

AAA                                            $ 7,398        38.1%           $ 7,524         36.9%          $ 8,172         35.8%
AA                                               3,388        17.4%             3,291         16.1%            3,369         14.8%
A                                                3,567        18.3%             3,621         17.8%            4,184         18.3%
BBB                                              2,456        12.6%             2,698         13.2%            3,150         13.8%
Government                                         660         3.4%               678          3.3%            1,238          5.4%
BB & below                                       1,043         5.4%             1,072          5.3%            1,212          5.3%
Short-term                                         934         4.8%             1,500          7.4%            1,495          6.6%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 19,446       100.0%          $ 20,384        100.0%         $ 22,820        100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                                     3Q                             4Q
                                                    2003                           2003
                                         ---------------------------    ----------------------------
                                              AMOUNT       PERCENT           AMOUNT        PERCENT
                                         --------------  -----------    ---------------  -----------

Fixed maturities, at fair value               $ 23,565        96.5%          $ 23,715         96.4%
Equity securities, at fair value                   215         0.9%               208          0.8%
Policy loans, at outstanding balance                 -            -                 -             -
Real estate/Mortgage loans, at cost                253         1.0%               328          1.3%
Limited partnerships, at fair value                193         0.8%               168          0.7%
Other investments                                  198         0.8%               186          0.8%
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                             $ 24,424       100.0%          $ 24,605        100.0%
----------------------------------------------------------------------------------------------------

ABS                                            $ 1,135         4.8%           $ 1,115          4.7%
CMBS                                             2,313         9.8%             2,563         10.8%
CMO                                                 49         0.2%                38          0.2%
Corporate                                        7,718        32.9%             8,444         35.5%
Government/Government agencies - Foreign           873         3.7%               821          3.5%
Government/Government agencies - U.S.              129         0.5%               304          1.3%
MBS - agency                                       998         4.2%               659          2.8%
Municipal - taxable                                188         0.8%               221          0.9%
Municipal - tax-exempt                           8,164        34.6%             8,199         34.6%
Redeemable preferred stock                          48         0.2%                47          0.2%
Short-term                                       1,950         8.3%             1,304          5.5%
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 23,565       100.0%          $ 23,715        100.0%
----------------------------------------------------------------------------------------------------

AAA                                            $ 7,707        32.7%           $ 7,871         33.2%
AA                                               3,260        13.8%             3,369         14.2%
A                                                4,570        19.4%             4,849         20.4%
BBB                                              3,647        15.5%             4,053         17.1%
Government                                       1,171         5.0%               996          4.2%
BB & below                                       1,260         5.3%             1,273          5.4%
Short-term                                       1,950         8.3%             1,304          5.5%
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 23,565       100.0%          $ 23,715        100.0%
----------------------------------------------------------------------------------------------------

                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                       UNREALIZED LOSS AGING
                    CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT [1]


                                                                  DECEMBER 31, 2003
                                           ------------------------------------------------------
                                              AMORTIZED           FAIR VALUE         UNREALIZED
                                                 COST                VALUE              LOSS
                                           -----------------   ------------------   -------------
TOTAL SECURITIES

Three months or less                                $ 4,867              $ 4,826           $ (41)
Greater than three months to six months               3,991                3,854            (137)
Greater than six months to nine months                  404                  382             (22)
Greater than nine months to twelve months               151                  142              (9)
Greater than twelve months                            1,844                1,688            (156)
-------------------------------------------------------------------------------------------------
      TOTAL                                        $ 11,257             $ 10,892           $(365)
-------------------------------------------------------------------------------------------------


BIG [2] AND EQUITY SECURITIES

Three months or less                                  $ 133                $ 129            $ (4)
Greater than three months to six months                 134                  129              (5)
Greater than six months to nine months                   81                   73              (8)
Greater than nine months to twelve months                18                   17              (1)
Greater than twelve months                              417                  349             (68)
-------------------------------------------------------------------------------------------------
      TOTAL                                           $ 783                $ 697            $(86)
-------------------------------------------------------------------------------------------------

                                                                  DECEMBER 31, 2002
                                           ------------------------------------------------------
                                               AMORTIZED           FAIR VALUE        UNREALIZED
                                                  COST               VALUE              LOSS
                                           ------------------   -----------------   -------------
TOTAL SECURITIES

Three months or less                                 $ 2,042             $ 1,949           $ (93)
Greater than three months to six months                1,542               1,463             (79)
Greater than six months to nine months                   703                 611             (92)
Greater than nine months to twelve months              1,820               1,719            (101)
Greater than twelve months                             2,351               2,103            (248)
-------------------------------------------------------------------------------------------------
      TOTAL                                          $ 8,458             $ 7,845           $(613)
-------------------------------------------------------------------------------------------------


BIG [2] AND EQUITY SECURITIES

Three months or less                                   $ 274               $ 229           $ (45)
Greater than three months to six months                  308                 267             (41)
Greater than six months to nine months                   266                 213             (53)
Greater than nine months to twelve months                576                 515             (61)
Greater than twelve months                               610                 517             (93)
-------------------------------------------------------------------------------------------------
      TOTAL                                          $ 2,034             $ 1,741           $(293)
-------------------------------------------------------------------------------------------------

[1] As of December 31, 2003, fixed maturities represented $(349), or 96%, of the Company's total unrealized loss. There were no fixed maturities as of December 31, 2003 with a fair value less than 80% of the security's amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of December 31, 2003 and 2002, for which management's best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see "Valuation of Investments and Derivative Instruments" included in the Critical Accounting Estimates section of the Management's Discussion & Analysis and in Note 1(g) of Notes to Consolidated Financial Statements, both of which are included in The Hartford's 2002 Form 10-K Annual Report.
[2]  Represents below investment grade ("BIG") securities.

                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      UNREALIZED LOSS AGING
                         LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT


                                                              DECEMBER 31, 2003
                                          -----------------------------------------------------
                                             AMORTIZED           FAIR VALUE        UNREALIZED
                                                COST               VALUE              LOSS
                                          -----------------   -----------------   -------------
TOTAL SECURITIES

Three months or less                               $ 2,903             $ 2,878           $ (25)
Greater than three months to six months              1,943               1,882             (61)
Greater than six months to nine months                 265                 250             (15)
Greater than nine months to twelve months              138                 130              (8)
Greater than twelve months                           1,661               1,528            (133)
-----------------------------------------------------------------------------------------------
   TOTAL                                           $ 6,910             $ 6,668           $(242)
-----------------------------------------------------------------------------------------------


BIG AND EQUITY SECURITIES

Three months or less                                  $ 57                $ 55            $ (2)
Greater than three months to six months                 91                  87              (4)
Greater than six months to nine months                  60                  54              (6)
Greater than nine months to twelve months               18                  17              (1)
Greater than twelve months                             361                 302             (59)
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 587               $ 515            $(72)
-----------------------------------------------------------------------------------------------



                                                              DECEMBER 31, 2002
                                          -----------------------------------------------------
                                             AMORTIZED           FAIR VALUE        UNREALIZED
                                                COST               VALUE              LOSS
                                          -----------------   -----------------   -------------
TOTAL SECURITIES

Three months or less                               $ 1,532             $ 1,459           $ (73)
Greater than three months to six months              1,294               1,239             (55)
Greater than six months to nine months                 568                 508             (60)
Greater than nine months to twelve months            1,334               1,264             (70)
Greater than twelve months                           2,135               1,927            (208)
-----------------------------------------------------------------------------------------------
   TOTAL                                           $ 6,863             $ 6,397           $(466)
-----------------------------------------------------------------------------------------------


BIG AND EQUITY SECURITIES

Three months or less                                 $ 162               $ 130           $ (32)
Greater than three months to six months                208                 185             (23)
Greater than six months to nine months                 175                 145             (30)
Greater than nine months to twelve months              330                 293             (37)
Greater than twelve months                             501                 431             (70)
-----------------------------------------------------------------------------------------------
   TOTAL                                           $ 1,376             $ 1,184           $(192)
-----------------------------------------------------------------------------------------------

                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      UNREALIZED LOSS AGING
                              PROPERTY & CASUALTY - GENERAL ACCOUNT


                                                            DECEMBER 31, 2003
                                          -----------------------------------------------------
                                             AMORTIZED           FAIR VALUE        UNREALIZED
                                                COST               VALUE              LOSS
                                          -----------------   -----------------   -------------

TOTAL SECURITIES

Three months or less                               $ 1,964             $ 1,948           $ (16)
Greater than three months to six months              2,048               1,972             (76)
Greater than six months to nine months                 139                 132              (7)
Greater than nine months to twelve months               13                  12              (1)
Greater than twelve months                             183                 160             (23)
-----------------------------------------------------------------------------------------------
   TOTAL                                           $ 4,347             $ 4,224           $(123)
-----------------------------------------------------------------------------------------------


BIG AND EQUITY SECURITIES

Three months or less                                  $ 76                $ 74            $ (2)
Greater than three months to six months                 43                  42              (1)
Greater than six months to nine months                  21                  19              (2)
Greater than nine months to twelve months                -                   -               -
Greater than twelve months                              56                  47              (9)
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 196               $ 182            $(14)
-----------------------------------------------------------------------------------------------


                                                            DECEMBER 31, 2002
                                          -----------------------------------------------------
                                             AMORTIZED           FAIR VALUE        UNREALIZED
                                                COST               VALUE              LOSS
                                          -----------------   -----------------   -------------
TOTAL SECURITIES

Three months or less                                 $ 510               $ 490           $ (20)
Greater than three months to six months                248                 224             (24)
Greater than six months to nine months                 135                 103             (32)
Greater than nine months to twelve months              486                 455             (31)
Greater than twelve months                             216                 176             (40)
-----------------------------------------------------------------------------------------------
   TOTAL                                           $ 1,595             $ 1,448           $(147)
-----------------------------------------------------------------------------------------------


BIG AND EQUITY SECURITIES

Three months or less                                 $ 112                $ 99           $ (13)
Greater than three months to six months                100                  82             (18)
Greater than six months to nine months                  91                  68             (23)
Greater than nine months to twelve months              246                 222             (24)
Greater than twelve months                             109                  86             (23)
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 658               $ 557           $(101)
-----------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     GENERAL AND GUARANTEED SEPARATE ACCOUNT
                            INVESTED ASSET EXPOSURES
                             AS OF DECEMBER 31, 2003



TOP TEN CORPORATE
FIXED MATURITY
EXPOSURES BY SECTOR

                                                 LIFE
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

Financial services                        $ 6,130       11.7%
Technology and communications               4,047        7.6%
Basic industry                              3,199        6.0%
Consumer non cyclical                       2,968        5.6%
Consumer cyclical                           2,559        4.8%
Utilities                                   2,245        4.2%
Energy                                      1,613        3.0%
Capital goods                               1,520        2.9%
Transportation                                672        1.3%
Other                                         600        1.1%
--------------------------------------------------------------

TOTAL                                    $ 25,553       48.2%
--------------------------------------------------------------


                                                 P&C
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

Financial services                        $ 2,128        8.7%
Technology and communications               1,379        5.6%
Basic industry                              1,107        4.5%
Consumer non cyclical                         822        3.3%
Consumer cyclical                             806        3.3%
Utilities                                     897        3.6%
Energy                                        555        2.3%
Capital goods                                 452        1.8%
Transportation                                150        0.6%
Other                                         148        0.6%
--------------------------------------------------------------

TOTAL                                     $ 8,444       34.3%
--------------------------------------------------------------


                                            CONSOLIDATED
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

Financial services                         $ 8,258       10.7%
Technology and communications                5,426        7.0%
Basic industry                               4,306        5.5%
Consumer non cyclical                        3,790        4.9%
Consumer cyclical                            3,365        4.3%
Utilities                                    3,142        4.0%
Energy                                       2,168        2.8%
Capital goods                                1,972        2.5%
Transportation                                 822        1.1%
Other                                          748        1.0%
--------------------------------------------------------------

TOTAL                                     $ 33,997       43.8%
--------------------------------------------------------------




TOP TEN EXPOSURES
BY ISSUER [1]
                                                 LIFE
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

Verizon Communications, Inc.                $ 237        0.4%
Ford Motor Co.                                211        0.4%
Amer. Express Credit Account Master Trust     203        0.4%
General Motors Corp.                          203        0.4%
Credit Suisse Group                           201        0.4%
Time Warner, Inc.                             199        0.4%
Citigroup, Inc.                               198        0.4%
Capital One Master Trust                      198        0.4%
Government of France                          189        0.3%
British Telecommunication Group, PLC          183        0.3%
--------------------------------------------------------------

TOTAL                                     $ 2,022        3.8%
--------------------------------------------------------------


                                                 P&C
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

State of Illinois                           $ 189        0.8%
State of Massachusetts                        187        0.8%
State of California                           172        0.7%
New York City, NY                             163        0.7%
State of Georgia                              159        0.6%
New Jersey State Transit Authority            153        0.6%
UBS AG                                        146        0.6%
Mass. Bay Transportation Authority            130        0.5%
J.P. Morgan Chase & Co.                       115        0.5%
New York City, NY Muni. Water Finance         102        0.4%
--------------------------------------------------------------

TOTAL                                     $ 1,516        6.2%
--------------------------------------------------------------


                                            CONSOLIDATED
                                     -------------------------
                                                    PERCENT OF
                                                      TOTAL
                                         FAIR        INVESTED
                                         VALUE        ASSETS
                                     -------------   ---------

General Motors Corp.                        $ 302        0.4%
Verizon Communications, Inc.                  293        0.4%
State of Massachusetts                        291        0.4%
Ford Motor Co.                                287        0.4%
Time Warner, Inc.                             275        0.4%
Government of France                          266        0.3%
State of California                           262        0.3%
State of Illinois                             253        0.3%
DaimlerChrysler AG                            253        0.3%
Capital One Master Trust                      249        0.3%
-------------------------------------------------------------

TOTAL                                     $ 2,731        3.5%
-------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             INDEX OF SELECTED ITEMS


TOPIC                                                    PAGE(S)
---------------------------------------------------      ---------------

A&E Gross and Net Paid and Incurred Losses                    PC-18
Acc. Other Comprehensive Income, Net of Tax Detail            C-7
Adjusted Statutory Surplus - Hartford Fire Pool               PC-1
Aging of Unrealized Losses                                    I-8-10
Allowance for Uncollectible Insurance - P&C                   PC-21
Assets Under Management - Consolidated, Life                  C-1, L-1, 3, 11
Book Value                                                    C-1
Catastrophe Ratio                                             PC-1
Claims and Claim Adjustment Expenses Incurred - A&E           PC-18
Claims and Claim Adjustment Expenses Paid - A&E               PC-18
Combined Ratio - GAAP - All P&C Segments                      PC-3-5, 7, 9, 11
DAC Capitalization and Amortization - Life                    L-1, L-5
Debt Ratios                                                   C-1, C-6
Effective Tax Rates - Life, P&C                               L-2, PC-2, 22
Embedded Value of Variable Annuity In-Force                   L-14
Fixed Maturity Ratings Categories                             I-5-7
Gross Loss & LAE Reserves - P&C                               PC-19-20
Gross Realized Gains/Losses on Sales                          I-1-3
Impairments                                                   I-1-3
Investment Yields                                             C-1, I-1-3
Issuer Exposures                                              I-11
Japan Sales and Account Values                                L-3
Life Insurance in Force                                       L-16
Loss and Loss Expense Incurred Ratio                          PC-3-5, 7, 9, 11
Loss and Loss Expense Paid Ratio                              PC-19-20




TOPIC                                                         PAGE(S)
-------------------------------------------------------       ---------------

Loss Ratio - Group Benefits                                   L-19
Maximum Anniversary Value                                     L-14
Minimum Pension Liability                                     C-7
Net Amount at Risk - GMDB                                     L-14
Net Loss & LAE Reserves - P&C                                 PC-19-20
New Business Percentage to Net Written Premium                PC-13
Premium Retention - P&C                                       PC-13
Premium to Adjusted Surplus Ratio - Hartford Fire Pool        PC-1
Prior Accident Year Development                               PC-19-20
Ratchet - GMDB                                                L-14
Ratings Information - HIG                                     INSIDE COVER
RBC - (NAIC - Life, P&C)                                      L-4, PC-23
Reinsurance Recoverables Exposure By Category - Life, P&C     L-6, PC-21
Reset - GMDB                                                  L-14
Return of Premium/Other - GMDB                                L-14
Return on Equity - Consolidated, Life, P&C                    C-1, L-1, PC-1
Sales - Life                                                  L-10, 16, 19
Sector Exposures                                              I-11
Statutory Income and Surplus - Life, P&C                      L-1, PC-1
Statutory Reserve Credit and Amounts Recoverable - Life       L-6
Statutory to GAAP Adjustments - Life, P&C                     L-7, PC-14
Surrenders - Life Account Values                              L-12-13, 17
Survival Ratio                                                PC-17
Weighted Average Shares                                       C-1
Written P&C Pricing                                           PC-13



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